As filed with the Securities and Exchange Commission on April 29, 2019

Registration No. 33-45379 and 811-06546

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 42	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 42	☒

(Check appropriate box or boxes)

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

(Exact Name Of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name Of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

(319) 355-8511

(Address and telephone number of principal executive offices)

Alison Ryan, Esquire

Brian Stallworth, Esquire

Transamerica Advisors Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2019 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flexible Premium Individual Deferred Variable Annuity Contracts.

PROSPECTUS

May 1, 2019

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Policy

also known as

Modified Single Premium Individual Deferred Variable Annuity Policy (the “Policy”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue

Suite 1800 Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the policy to our Service Center at the address above.

The variable annuity policy described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the policy for sale to new purchasers.

It is important that you understand how the policy works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.

If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account statement, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) listed below:

SUBACCOUNT	PORTFOLIO
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio
BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I. Fund
BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund
BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund
BlackRock International V.I. Fund	BlackRock International V.I. Fund
BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
BlackRock Government Money Market V.I. Fund	BlackRock Government Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund
Davis Value Portfolio	Davis Value Portfolio
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II
Federated Kaufmann Fund II	Federated Kaufmann Fund II
Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
MFS® Growth Series	MFS® Growth Series
TA Greystone International Growth	Transamerica Greystone International Growth VP
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Conservative ETF	Transamerica Managed Risk – Conservative ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Market Participation Strategy	Transamerica Market Participation Strategy VP
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP
TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP
TA QS Investors Active Asset Allocation – Moderate	Transamerica QS Investors Active Asset Allocation – Moderate VP
TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Total Return Portfolio	Total Return Portfolio
VP Ultra® Fund	VP Ultra® Fund

For a more detailed list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this policy and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the policy, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The value of your policy at any point in time up to the annuity date is called your policy value. Before the annuity date, you are generally free to direct your policy value among the subaccounts as you wish. You may also withdraw all or part of your policy value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the policy is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the policy.

Although this Prospectus was primarily designed for potential purchasers of the policy, you are receiving this Prospectus as a current policy owner. As a current policy owner, you should note that the options, features and charges of the policy may vary over time, may vary depending on your state, and generally, you may not change your policy or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Adviser, refer to your policy, and/or note policy variations referenced throughout this Prospectus. Currently, this policy is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

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This Prospectus contains information about the policy and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the policy and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2018, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

The Securities and Exchange Commission has not approved these policies or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

accumulation unit: An index used to compute the value of the policy owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the policy was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified policy: A policy issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

policy anniversary: The same date each year as the date of issue of the policy.

policy year: The period from one policy anniversary to the day preceding the next policy anniversary.

qualified policy: A policy issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A policy issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE POLICY

This capsule summary provides a brief overview of the policy. More detailed information about the policy can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Policies issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy and endorsements, contact our Service Center.

The policy is available as a nonqualified policy or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The policy is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity policy). We no longer accept any additional contributions from any source to your 403(b) policy. In addition, we prohibit the issue of a 403(b) policy in an exchange for the 403(b) policy or custodial account of another provider. Federal law limits maximum annual contributions to qualified policies. Please note that if you purchase your policy through a custodial account, the owner of the policy will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the policy (including the annuity income and death benefits), before you purchase the policy in a tax-qualified plan.

We offer other variable annuity policies that have different policy features, minimum premium amounts, fund selections, and optional programs. However, these other policies also have different charges that would affect your subaccount performance and policy values. To obtain more information about these other policies, contact our Service Center or your Financial Adviser.

For information concerning compensation paid for the sale of Policies, see “Other Information — Selling the Policy.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Policy and $2,000 for an IRA Policy. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Policy or accept additional premiums under your Policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your policy value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For policies issued in California, for policy owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the policy date, unless the policy owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or policy value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

The Funds Available for Investment

The funds available under the policy are listed in Appendix A.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the policy. The expense portion compensates us for expense risks we assume if the policy maintenance and administration charges aren’t enough to cover all policy maintenance and administration expenses. The charge equals 1.25% annually for

Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the policy. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Policy Maintenance Charge

We charge $40 for each policy at the end of each policy year and upon a full withdrawal to reimburse us for expenses related to maintenance of the policy. We waive this charge on all policies with a policy value of at least $50,000 on the policy anniversary and in certain circumstances where you own more than three policies. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your policy values as of the end of each of the prior four policy quarters. A pro rata amount of this charge is collected upon termination of the rider or the policy. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the policy. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the policy under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per policy year without charge. However, the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V.I. American Franchise Subaccount are closed to transfers of policy value from other subaccounts. You may make more than six transfers among available subaccounts during a policy year, but we may charge $25 per extra transfer. Currently, we do not charge a transfer fee, but reserve the right to do so. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Government Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each policy year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same policy year.

This is the only amount you may transfer from Account A to Account B during a policy year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the policy. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a policy year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that policy year, where:

(a)	=	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b)	=	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per policy year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each policy year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted (see “Tax Information”).

Death Benefit

Regardless of investment experience, the policy provides a guaranteed minimum death benefit if a policy owner (or the annuitant if the policy has a non-natural owner) dies before the annuity date.

If you are under age 80 when the policy is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the policy value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the policy. If you are age 80 or over when the policy is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the policy value.

In all states except Washington, Illinois, and Minnesota, policy owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the policy. The Estate Enhancer benefit provides coverage in addition to the policy’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your policy prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your policy.

The payment of a death benefit may have tax consequences (see “Tax Information”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the policy, the annuity date for nonqualified policies is the older annuitant’s 90th birthday. If your Policy is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA policies or tax sheltered annuity policies is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the policy can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Tax Information”).

All guaranteed benefit riders under the policy terminate when annuity payments begin or on the maturity date. The only benefits that remain include the guarantees provided under the terms of the annuity option.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the policy, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the policy, you may return it for a refund. The policy will then be deemed void. Some states allow a longer period of time to return the policy, particularly if the policy is replacing another policy. To receive a refund, return the policy along with your letter of instruction to our Service Center or to the Financial

Adviser who sold it. We will then refund the greater of all premiums paid into the policy or the policy value as of the date we receive your returned policy. For policies issued in Pennsylvania, we will refund the policy value as of the date we receive your returned policy. For policies issued in California to policy owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Government Money Market V.I. Subaccount, we will refund the policy value as of the date we receive your returned policy.

Replacement of Policies

Generally, it is not advisable to purchase a policy as a replacement for an existing annuity policy. You should replace an existing policy only when you determine that the policy is better for you. You may have to pay a surrender charge on your existing policy, and the policy will impose a new surrender charge period. Before you buy a policy, ask your Financial Adviser if purchasing a policy could be advantageous, given the policy’s features, benefits, and charges.

You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing policy for cash and then buy the policy, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the policy until we have received the initial premium from your existing insurance company, the issuance of the policy may be delayed.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer policy value between the subaccounts. State premium taxes may also be deducted.

Policy Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.

Periodic Charges Other Than Fund Expenses

Annual policy Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]

There is no charge for the first 6 transfers in a policy year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]	The policy maintenance charge will be assessed per policy annually at the end of each policy year if the policy value is less than $50,000 and upon surrender if other than on the policy anniversary.

[4]

The Estate Enhancer charge will be assessed annually at the end of each policy year based on the average of your policy values as of the end of each of the prior four policy quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]

The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For policies issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the policy. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2018. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.17%	1.58%

6The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2018 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may policy or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy Owner Transaction Expenses, the Annual policy Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the policy at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1013	$1612	$2228	$4055

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$882	$1214	$1544	$2698

(2)	If you annuitize or remain invested in the policy at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$374	$1143	$1939	$4055

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$233	$723	$1244	$2698

The Examples reflect the $40 policy maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average policy value at the end of the four prior policy quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Government Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the policy at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the policy will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the policy. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the policies. We may also present total performance information for a hypothetical policy assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical policy. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the policies may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Advertising and sales literature for the policies may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the policies may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Transamerica Advisors Life Insurance Company was incorporated under the laws of the State of Washington on January 27, 1986. It was re-domesticated to the State of Arkansas on August 30, 1991. It is engaged in the sale of life insurance and annuity products. On December 28, 2007, the Company became an indirect wholly owned subsidiary of Aegon USA, Inc., now Aegon USA, LLC (“Aegon USA”). On December 31, 2015 Aegon USA merged into Transamerica Corporation and is a wholly-owned direct subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company. The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the policy (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to policy owners and beneficiaries that arise under the policy are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other policy liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Government Money Market V.I. Fund, which is also available through a subaccount in Account A. Subaccounts previously available through Account A (the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V. I. American Franchise Subaccount) are closed to allocations of new premiums and incoming transfers of policy value. All subaccounts invest in a corresponding portfolio of the the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AB Variable

Products Series Fund, Inc. (the “AB Fund”); the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”); Transamerica Series Trust (the “Transamerica Trust”). Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, sub-adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, sub-adviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the policy have names similar to funds not available through the policy. The performance of a fund not available through the policy should not be indicative of performance of the similarly named fund available through the policy.

INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of Transamerica Corporation), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance policies. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a policy for all policy owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

The Funds

The funds available under the policy are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, sub-advisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•

Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.35% of the average daily assets of the Funds attributable to the policy and to certain other variable insurance policies that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the policy and to certain other variable insurance policies that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.378% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.378% annually. Proceeds from these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Selling the policy” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this policy based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of policy value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.

You are responsible for choosing the subaccounts and the amounts allocated to each,that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the policy value of your policy resulting from the performance of the Funds you have chosen.

Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the policy. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance policy owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance policy owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our policy owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing policy value or the future premium payments, or both for some or all classes of policies. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of policy value, or both, for some or all classes of policies at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the policy. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the policy.

The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the policy maintenance and administration charges be insufficient to cover all policy maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss.

If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the policy, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from policies purchased by our employees or our affiliates or from policies purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed	Contingent Deferred
Since Premium Was Paid	Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any policy year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus®policy has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the policy, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a policy.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the policy. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional policy transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Policy Maintenance Charge

We charge $40 for each policy each year to reimburse us for expenses related to maintenance of the policy. These expenses include issuing policies, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your policy value at the end of each policy year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the policy on any date besides a policy anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your policy value is invested. The policy maintenance charge will never increase.

We’ll waive this charge on all policies with a policy value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a policy owner of three or more of these policies will be assessed no more than $120 in policy maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each policy year equal to 0.25% annually of the average of the policy values as of the end of each of the prior four policy quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between policy anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For policies issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the policy.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per policy year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the policy”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the policy value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your policy value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the policy owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE POLICY

As we describe the policy, we will often use the word “you”. In this context “you” means “policy owner”.

Ownership of The Policy

The policy owner is entitled to exercise all rights under the policy. Unless otherwise specified, the purchaser of the policy will be the policy owner. The policy can be owned by a trust or a corporation. However, special tax rules apply to policies owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax adviser if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the policy is an IRA, the owner must be the annuitant. Please note that if you purchase your policy through a custodial account, the owner of the policy will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the policy and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a policy owner. We will then pay the beneficiary the policy value, less any applicable fees and charges.

Only spouses may be co-owners of the policy, except in Pennsylvania, New Jersey, and Oregon. When the policy is issued in exchange for another policy that was co-owned by non-spouses, the policy will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the policy jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse, if eligible, to continue the policy under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified policies may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the policy or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the policy to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your policy. Only complete ownership of the policy may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the policy may have tax consequences or may be prohibited on certain qualified policies, so you should consult with a qualified tax adviser before assigning the policy. (See “Tax Information”.)

Issuing the Policy

Issue Age

You can buy a nonqualified policy if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified policies must also be less than 90 years old when we issue the policy. For qualified policies (owned by natural persons), the policy owner and annuitant must be the same person. policy owners and annuitants on qualified policies must be less than 70 1/2 years old when we issue the policy, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the policy. The policy is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity policies.

If you change the owner, the new owner must be younger than the maximum age for a newly issued policy.

Information We Need To Issue The Policy

Before we issue the policy, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the policy is being issued to replace, or in exchange for, another annuity or life insurance policy. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a policy. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no policy will be issued.

Right to Review

When you receive the policy, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the policy, you may return it for a refund. The policy will then be deemed void. Some states allow a longer period of time to return the policy, particularly if the policy is replacing another policy. To receive a refund, return the policy along with your letter of instruction to our Service Center or to the Financial Adviser who sold it. We will then refund the greater of all premiums paid into the policy or the policy value as of the date we receive your returned policy. For policies issued in Pennsylvania, we will refund the policy value as of the date we receive your returned policy. For policies issued in California to policy owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Government Money Market V.I. Subaccount, we will refund the policy value as of the date we receive your returned policy.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified policy and $2,000 or more on an IRA policy. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified policies are limited by Federal law. We reserve the right to reject premium payments for any other reason.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For policies issued in California, for policy owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the policy date, unless the policy owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Government Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Government Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Yield V.I. Subaccount, and 30% allocated to the BlackRock Advantage Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I.

Subaccount and 66 2/3% to the BlackRock High Yield V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Policy Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your policy are purchased (added to your policy) or redeemed (taken out of your policy), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of policy proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the policy maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the policy proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any policy fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a policy will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a policy will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a policy owner, the owner may designate a new annuitant. If a new annuitant is not designated, the policy owner will become the annuitant unless any owner is not a natural person. If any policy owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per policy year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each policy year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Adviser, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial adviser whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

Dollar Cost Averaging

What Is It?

The policy offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Government Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the

DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Government Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Government Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the policy.

Transfers From Account A to Account B

Once each policy year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Government Money Market V.I. Subaccount, is available in Account B. Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next policy year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same policy year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity policy comply with applicable tax requirements before we process your request. (See “Tax Information”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any policy year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b) =	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that policy year plus any amount previously transferred from Account A to Account B during that policy year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The policy value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Tax Information”.)

Example. Assume that you pay an initial premium of $100,000 and a policy is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your policy value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that policy year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your policy value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a policy purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any policy year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that policy year, less any prior amount transferred from Account A to Account B during that policy year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

We reserve the right to change the limitation on the total amount available through systematic withdrawals in a policy year at any time. However, you will always be permitted to make systematic withdrawals in a policy year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that policy year, less any prior amount transferred from Account A to Account B during that policy year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each policy year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same policy year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next policy year. Amounts available for withdrawal cannot be carried over to subsequent policy years. You have from the policy anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each policy year. Once canceled, you can’t activate the program again until the next policy year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

Considerations When Taking a Withdrawal from Your Policy

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, policy value, and your ability to make future withdrawals. Please note that:

•

You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current policy year and before the next policy anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

•	If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that policy year will be reduced dollar-for-dollar.

•

You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•

If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the policy after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the policy through a full withdrawal. Any request to surrender the policy must be in writing. The policy (or an affidavit of a lost policy) must be delivered to our Service Center. We will pay you an amount equal to the policy value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable policy maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Tax Information”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;
●

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that policy owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 535-5549.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Policy Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;
(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;
(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or

(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Government Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Policy Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a policy (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Tax Information”. See also “Ownership of the policy”.)

Death Benefit

General

Regardless of investment experience, the policy provides a guaranteed minimum death benefit if a policy owner dies before the annuity date. If you are under age 80 when the policy is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the policy. The death benefit for policy owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the policy value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the policy. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire policy value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. For multiple beneficiaries, generally we will not pay any beneficiary his or her share of the death benefit until we receive proof of death from all beneficiaries. Such beneficiaries continue to bear the investment risk that policy value will increase or decrease until such time as they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See Other Information – “Abandoned or Unclaimed Property”.)

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Tax Information”).

Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)

we calculate an anniversary value for each policy anniversary through the earlier of your (or the older owner’s, if the policy has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the policy has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a policy anniversary, plus premiums allocated to Account A since that policy anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.

(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).

(d)	We compare the GMDB plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the policy date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the policy anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that policy anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix F.

EXISTING POLICY OWNERS PLEASE NOTE: If your policy was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your policy may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under policy Forms ML-VA-001 and ML-VA-002.

Regardless of whether your policy was issued on policy Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix B for a description of the death benefit that applies to your policy.

If your policy was issued on policy Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your policy.

If your policy was issued on policy Form ML-VA-001 (which was in use before policy Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix D for a description of the death benefit that applies to your policy.

If your policy was issued in Washington before December 7, 2001, see Appendix E for a description of the 5% Rising Floor death benefit that applies to your policy.

If you would like assistance in determining which death benefit applies to you, please consult your policy or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the policy, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified policies. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all policies issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the policy value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the policy, or if the policy otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your policy. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your policy, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the policy value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the policy, the policy value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the policy, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the policy as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the policy value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the policy, the Estate Enhancer benefit will terminate.

You may change the owner of the policy to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix G.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse, if eligible, may elect to continue the policy (except under tax sheltered annuities). If the policy has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the policy owner and the beneficiary until your spouse names a new beneficiary. We will compare the policy value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the policy value as of the date we would have determined the death benefit, we will increase the policy value of the continued policy to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of policy value based on the ratio of your policy value in each subaccount to your policy value prior to the increase.

If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.

The right of an eligible spouse to continue the policy, and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a tax adviser for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the policy, the annuity date for nonqualified policies is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA policies or tax sheltered annuity policies is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1/2 if distributions from the policy are not necessary to meet Federal minimum distribution requirements. For all policies, the annuity date must be at least twelve months after the policy date.

For policies issued on policy Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned policies), the annuitant must be less than 85 years old and the annuity date may not be later than the annuitant’s 85th birthday. You should consult your tax adviser if the policy will be owned by a non-natural person.

Policy owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. Although we currently do not permit partial annuitization, i.e. you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force, we reserve the right to permit it in the future. We reserve the right to limit annuity options available to owners of qualified policies to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified policies. Consult a tax adviser before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your policy value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your policy value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the policy.

If the policy value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your policy in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the policy are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the policy. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the policy provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

Employers and employee organizations considering purchase of the policy should consult with their legal adviser to determine whether purchasing a policy containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such policy owners policies containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your policy does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the policy value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Policy Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the policy value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA policy owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

*

These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Policy at age 70 1/2 to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the policy. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the policy. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity policies with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Adviser regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)

equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);

(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and
(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a policy value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your policy value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your policy value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

— GMIB Maximum Anniversary Value for Account A; and

— GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the policy and for each policy anniversary through the earlier of the policy anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the policy and on each policy anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the policy or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the policy anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the policy year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous policy anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous policy anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the policy year, excluding leap days, divided by 365.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the policy year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that policy year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th policy anniversary. After the waiting period, you may only exercise the GMIB on a policy anniversary or within the 30 days immediately following that policy anniversary. The last timeframe within which you can exercise the GMIB begins at the policy anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the policy. If you annuitize your policy at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified policies), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your policy twelve and one-half years after you purchase the policy or seven years after you purchase the policy.

You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

— Life Annuity

— Joint and Survivor Life Annuity

— Life Annuity with Payments Guaranteed for 10 Years

— Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on the date of issue of the policy was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the policy anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the policy due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the policy as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy -qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Policy

Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of separate account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●

Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

●

Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Withdrawals

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed minimum withdrawal benefit (GMWB) or guaranteed minimum income benefit (GMIB) the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the GMWB base and the GMIB base could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under the GMWB is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to the GMWB payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policy holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges

We may issue the policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing policy for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

You should consult your tax adviser in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as a spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Surrenders and Withdrawals-Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Estate Enhancer Benefit

Amounts, including any Estate Enhancer benefit, may be paid from a policy because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the policy is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the policy’s benefits (e.g., as investment protection benefit) and that any charges under the policy for the Estate Enhancer benefit should not be treated as a distribution received by the policy owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting this optional benefit under the policy. The Estate Enhancer is not available with an IRA or Roth IRA.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. The withholding rates applicable to the taxable portion of periodic payments are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. This policy is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs. A policy is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Qualified Plan Distributions

For qualified plans under 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your policy from our general account assets and/or from your account value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Accounts.”

Assets in the General Account. Any guarantees under the policy that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the policy obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Account Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamerica.com

Notices and Elections

To be effective, all notices, choices, and changes you make under the policy must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

3.	Withdrawals

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Adviser’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Certain Offers

From time to time, the Company has (and may again) offered some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or transfer or otherwise).

You may ask us to reinstate your policy after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to policies by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;
(2)	ratification of a Fund’s independent accountant;
(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;
(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and
(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Policy Owners

At least once each policy year before the annuity date, we will send you information about your policy. It will provide your policy’s current number of accumulation units in each Fund, the value of each accumulation unit, and the policy value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Policy

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the policies. Distributor offers the policies through registered representatives of MLPF&S (“Financial Advisers”). The Financial Advisers are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the policies by the Financial Advisers. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the policies, and the Distributor pays the Financial Advisers a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the policies. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisers in a specific geographic region and whose compensation is based on sales in that region. Sales of the policies will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of policy value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of policy value. The maximum commission payable to Financial Advisers for policy sales is 2.25% of each premium and up to 0.50% of policy value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisers is 1.50% of policy value not subject to a sales charge. Reduced compensation may be paid on policies purchased by any of our or our affiliates’ employees or their spouses or dependents.

Financial Advisers and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisers who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the policies may help Financial Advisers, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisers and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the policies through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisers; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Independent Registered Public Accounting Firm

The financial statements of the Merrill Lynch Life Variable Annuity Separate Account A & B as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and the statutory basis financial statements and schedules of Transamerica Advisors Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years ended December 31, 2018 included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Registration Statements

Registration Statements that relate to the policy and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

Cyber Security

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process and transmit confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our subsidiaries may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks Although to our knowledge these events have thus far not been material in nature, our management believes that significant investment will be required to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or privacy risks.

We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

The Transamerica Chief Information Security Officer oversees the company’s information security program, and provides reporting up to company management and, directly or indirectly, to the Board of Directors, as well as Aegon’s Global Chief Information Security Officer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, certain of our businesses are subject to laws and regulations enacted by U.S. federal and state governments, the E.U. or other non-U.S. jurisdictions and/or enacted by various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Aegon subsidiaries, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Aegon subsidiaries operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering potential enhanced information security risk management and privacy rules and regulations. A number of Transamerica’s companies are also subject to contractual restrictions with respect to the information of our clients and business partners. A number of our systems, employees and business partners have access to, and routinely process, the personal information of consumers. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized cyber intrusion or cybersecurity attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyse personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and security obligations have been imposed by various governments with jurisdiction over Aegon or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio – Class A Sub-Account inception May 1, 2001	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$11.866618 $8.800505 $8.975818 $8.842311 $8.530839 $7.02 $6.26 $8.27 $7.05 $4.65	$10.559782 $11.866618 $8.800505 $8.975818 $8.842311 $8.530839 $7.02 $6.26 $8.27 $7.05	611,610.055 616,654.571 517,420.204 658,319.874 670,936.162 651,913.219 698,250.2 787,464.2 1,032,284.2 902,076.7
AB Large Cap Growth Portfolio – Class A Sub-Account inception December 18, 1996	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$40.359221 $30.992661 $30.608434 $27.921164 $24.794156 $18.30 $15.93 $16.66 $15.33 $11.30	$40.841647 $40.359221 $30.992661 $30.608434 $27.921164 $24.794156 $18.30 $15.93 $16.66 $15.33	1,866,183.226 2,119,043.396 2,372,250.625 2,630,122.166 2,899,320.204 3,317,009.403 3,778,815.1 4,282,597.8 4,866,442.5 5,486,665.0
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$24.917372 $19.099823 $18.534728 $17.677984 $16.290067 $12.05 $10.72 $10.75 $9.38 $7.07	$24.767735 $24.917372 $19.099823 $18.534728 $17.677984 $16.290067 $12.05 $10.72 $10.75 $9.38	293,387.860 323,877.872 269,532.324 281,238.492 297,021.465 361,957.936 410,385.5 384,034.7 426,766.5 482,761.7
BlackRock Advantage Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$65.479718 $54.252235 $49.737984 $50.155235 $45.246146 $34.32 $30.87 $30.55 $28.38 $23.47	$61.222781 $65.479718 $54.252235 $49.737984 $50.155235 $45.246146 $34.32 $30.87 $30.55 $28.38	2,050,654.956 2,352,639.991 2,674,784.046 3,041,276.412 3,490,364.369 3,998,269.329 4,596,454.0 5,202,154.1 5,847,898.4 6,643,094.1
BlackRock Advantage Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$27.725812 $23.972657 $21.388835 $22.059961 $19.940509 $15.13 $13.50 $13.79 $12.86 $11.41	$25.107598 $27.725812 $23.972657 $21.388835 $22.059961 $19.940509 $15.13 $13.50 $13.79 $12.86	2,215,472.714 2,577,879.684 2,809,532.345 3,107,949.682 3,522,893.126 4,090,709.236 4,584,884.5 5,179,964.3 6,275,498.5 7,414,260.3

		Beginning AUV	Ending AUV	# Units
BlackRock Advantage U.S. Total Market V.I. Fund – Class I Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$80.016369 $71.107605 $58.285997 $63.258149 $60.936393 $43.37 $38.72 $40.22 $31.67 $25.02	$73.892047 $80.016369 $71.107605 $58.285997 $63.258149 $60.936393 $43.37 $38.72 $40.22 $31.67	1,401,001.537 1,611,113.274 1,801,229.602 1,990,678.988 2,272,628.745 2,622,414.426 2,920,459.3 3,304,663.1 3,878,144.0 4,307,603.6
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$67.648684 $63.346188 $54.325292 $58.548046 $53.983859 $39.63 $35.22 $36.59 $32.88 $25.41	$61.499066 $67.648684 $63.346188 $54.325292 $58.548046 $53.983859 $39.63 $35.22 $36.59 $32.88	2,198,085.981 2,504,951.147 2,813,581.067 3,129,681.187 3,557,665.282 4,075,742.251 4,574,490.0 5,207,628.3 6,028,904.6 6,867,560.5
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$20.160241 $15.337422 $15.530601 $14.716454 $13.712908 $10.39 $9.25 $10.29 $8.72 $6.50	$20.364301 $20.160241 $15.337422 $15.530601 $14.716454 $13.712908 $10.39 $9.25 $10.29 $8.72	3,586,252.512 4,189,239.660 4,697,849.830 5,322,302.690 6,046,091.900 7,032,866.529 8,075,150.6 9,052,463.2 11,656,587.3 13,448,854.5
BlackRock Equity Dividend V.I. Fund – Class I Sub-Account inception July 1, 1993	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$58.958243 $51.188695 $44.574678 $45.459595 $42.140448 $34.30 $31.01 $29.66 $27.24 $24.04	$53.996113 $58.958243 $51.188695 $44.574678 $45.459595 $42.140448 $34.30 $31.01 $29.66 $27.24	170,813.208 202,264.779 241,952.690 285,073.193 333,732.347 367,365.824 423,004.9 479,700.7 556,062.9 646,013.0
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$44.312587 $39.446417 $38.401168 $39.201748 $38.913743 $34.37 $31.59 $33.18 $30.55 $25.55	$40.507627 $44.312587 $39.446417 $38.401168 $39.201748 $38.913743 $34.37 $31.59 $33.18 $30.55	6,676,404.239 7,612,070.933 8,458,465.709 9,372,653.642 10,393,126.599 11,608,448.754 12,598,847.7 14,028,628.7 14,974,120.4 16,123,698.6

		Beginning AUV	Ending AUV	# Units
BlackRock Government Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$13.320519 $13.414320 $13.578814 $13.762288 $13.948571 $14.14 $14.33 $14.52 $14.72 $14.89	$13.351910 $13.320519 $13.414320 $13.578814 $13.762288 $13.948571 $14.14 $14.33 $14.52 $14.72	5,650,751.982 5,166,933.343 5,877,474.630 6,126,609.974 6,885,161.033 7,700,590.407 8,618,782.8 10,049,256.4 11,673,107.5 14,773,811.0
BlackRock Government Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$15.666963 $15.667523 $15.749283 $15.850723 $15.953196 $16.06 $16.16 $16.27 $16.37 $16.45	$15.814823 $15.666963 $15.667523 $15.749283 $15.850723 $15.953196 $16.06 $16.16 $16.27 $16.37	71,475.523 77,795.814 116,034.697 112,036.513 113,401.626 156,313.569 167,942.1 207,615.5 260,492.4 277,461.6
BlackRock High Yield V.I. Fund – Class I Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$41.425114 $39.123439 $35.119938 $36.916976 $36.367746 $33.71 $29.55 $28.98 $25.46 $16.48	$39.781818 $41.425114 $39.123439 $35.119938 $36.916976 $36.367746 $33.71 $29.55 $28.98 $25.46	1,389,951.654 1,637,224.608 1,849,890.563 2,084,286.355 2,407,862.888 2,738,780.985 3,103,515.7 3,441,632.4 3,445,333.4 3,988,449.1
BlackRock International V.I. Fund – Class I Sub-Account inception November 21, 2003	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$22.917225 $17.716530 $17.886994 $18.643778 $19.932624 $16.46 $14.50 $17.03 $16.19 $12.63	$17.673852 $22.917225 $17.716530 $17.886994 $18.643778 $19.932624 $16.46 $14.50 $17.03 $16.19	2,839,505.160 3,179,669.395 3,344,086.303 3,681,436.075 4,137,044.133 4,677,185.048 5,276,445.2 6,046,504.9 6,603,773.2 7,627,322.6
BlackRock Large Cap Focus Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$22.941767 $17.947697 $16.861567 $16.636837 $14.770760 $11.18 $9.83 $9.73 $8.54 $6.82	$23.314341 $22.941767 $17.947697 $16.861567 $16.636837 $14.770760 $11.18 $9.83 $9.73 $8.54	2,768,210.864 3,161,992.330 3,513,178.456 3,917,886.677 4,364,882.513 5,033,254.625 5,714,696.2 6,376,009.5 7.645,593.1 9,008,785.6

		Beginning AUV	Ending AUV	# Units
BlackRock Managed Volatility V.I. – Class I (1) Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$26.392622 $25.481637 $25.394074 $25.885452 $25.652631 $23.09 $21.30 $20.79 $19.37 $16.65	$26.302429 $26.392622 $25.481637 $25.394074 $25.885452 $25.652631 $23.09 $21.30 $20.79 $19.37	372,448.583 432,915.494 500,286.783 571,300.922 662,397.718 760,915.397 932,894.4 1,053,099.6 1,200,739.7 1,373,382.3
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$38.033371 $31.726954 $28.815639 $28.903332 $25.857814 $19.88 $17.43 $17.37 $15.35 $12.33	$35.790611 $38.033371 $31.726954 $28.815639 $28.903332 $25.857814 $19.88 $17.43 $17.37 $15.35	2,805,695.370 3,179,895.020 3,526,091.435 3,688,504.621 4,090,964.865 4,586,357.345 4,926,398.1 5,218,802.7 5,818,817.8 6,534,349.8
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$26.352840 $25.783018 $25.431977 $25.710629 $24.433394 $25.05 $23.46 $22.39 $20.71 $17.80	$25.878588 $26.352840 $25.783018 $25.431977 $25.710629 $24.433394 $25.05 $23.46 $22.39 $20.71	2,691,791.219 3,020,371.876 3,247,773.843 3,556,481.609 4,008,679.270 4,521,733.145 5,388,729.8 6,066,172.4 7,011,293.7 8,153,508.7
Davis Value Portfolio Sub-Account inception May 1, 2001	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$22.685184 $18.749917 $16.985847 $16.946389 $16.195485 $12.30 $11.03 $11.66 $10.48 $8.10	$19.334926 $22.685184 $18.749917 $16.985847 $16.946389 $16.195485 $12.30 $11.03 $11.66 $10.48	1,990,815.167 2,230,148.099 2,429,704.739 2,727,669.378 3,134,054.527 3,484,897.669 3,798,352.5 4,245,632.2 9,149,999.7 10,496,427.8
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$28.451624 $22.471255 $21.971507 $20.935559 $19.341164 $13.99 $12.09 $14.13 $12.14 $9.50	$29.146379 $28.451624 $22.471255 $21.971507 $20.935559 $19.341164 $13.99 $12.09 $14.13 $12.14	760,386.054 764,637.436 832,201.655 925,878.057 995,782.240 1,103,302.263 1,183,778.4 1,325,791.2 1,616,044.3 1,734,398.2
Federated Managed Volatility Fund II – Primary Class Shares (1) Sub-Account inception August 17, 2018	2018	10.133871	9.183732	158,693.910
Invesco V.I. American Franchise Fund – Series I Shares Sub-Account inception April 27, 2012	2018 2017 2016 2015 2014 2013 2012	$18.767662 $14.937749 $14.804513 $14.290281 $13.357224 $9.66 $10.00	$17.843538 $18.767662 $14.937749 $14.804513 $14.290281 $13.357224 $9.66	858,665.953 952,058.521 1,078,967.835 1,234,741.156 1,400,692,.372 1,586,642.150 1,787,855.2

		Beginning AUV	Ending AUV	# Units
Invesco V.I. Comstock Fund – Series I Shares Sub-Account inception May 1, 2004	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$24.490759 $21.062642 $18.199900 $19.621212 $18.181374 $13.55 $11.52 $11.90 $10.40 $8.18	$21.221720 $24.490759 $21.062642 $18.199900 $19.621212 $18.181374 $13.55 $11.52 $11.90 $10.40	1,988,991.467 2,311,065.412 2,535,455.843 2,829,924.830 3,157,401.608 3,550,949.513 3,839,403.4 4,320,617.4 1,188,270.2 1,176,354.4
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$18.991848 $17.008404 $15.634281 $16.817191 $15.761794 $12.36 $11.00 $11.16 $10.32 $8.15	$16.975405 $18.991848 $17.008404 $15.634281 $16.817191 $15.761794 $12.36 $11.00 $11.16 $10.32	2,077,285.690 2,374,087.782 2,643,209.360 2,935,338.717 3,288,331.597 3,543,759.223 3,945,168.9 4,301,442.2 4,863,913.1 5,548,329.0

MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$39.972168 $30.831226 $30.503946 $28.745672 $26.744172 $19.81 $17.10 $17.39 $15.28 $11.25	$40.485540 $39.972168 $30.831226 $30.503946 $28.745672 $26.744172 $19.81 $17.10 $17.39 $15.28	1,553,390.381 1,622,256.612 1,792,158.132 1,997,322.905 2,173,107.469 2,379,281.273 2,561,072.0 2,713,372.4 3,006,570.9 3,310,558.4
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.767782 $17.164983 $16.944134 $17.097749 $16.619171 $17.18 $15.89 $15.54 $14.57 $12.95	$17.434893 $17.767782 $17.164983 $16.944134 $17.097749 $16.619171 $17.18 $15.89 $15.54 $14.57	5,884,602.323 6,651,651.728 7,390,142.280 8,145,765.934 9,202,532.249 11,204,049.674 13,333,214.4 14,217,266.5 16,082,187.8 17,469,139.0
TA Greystone International Growth – Initial Service Sub-Account inception August 18, 2017	2018 2017	$10.570615 $10.073704	$8.581654 $10.570615	2,608,040.150 2,955,985.678
TA Legg Mason Dynamic Allocation – Balanced – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$12.035037 $11.042384 $11.267531 $11.662874 $10.897062 $10.10 $10.00	$11.479213 $12.035037 $11.042384 $11.267531 $11.662874 $10.897062 $10.10	55,150.424 48,430.646 68,094.205 64,908.402 57,540.522 15,143.031 4,349.2
TA Legg Mason Dynamic Allocation – Growth – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$12.779822 $11.441826 $11.712726 $12.232718 $11.461607 $10.05 $10.00	$12.010935 $12.779822 $11.441826 $11.712726 $12.232718 $11.461607 $10.05	27,578.083 13,151.051 9,619.472 22,834.354 42,442.833 2,792.534 0.0
TA Managed Risk – Balanced ETF – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$12.876015 $11.504483 $11.238698 $11.596690 $11.242864 $10.23 $10.00	$12.124914 $12.876015 $11.504483 $11.238698 $11.596690 $11.242864 $10.23	334,958.894 299,669.871 277,082.270 357,599.966 286,854.092 86,666.077 7,904.6

		Beginning AUV	Ending AUV	# Units
TA Managed Risk – Conservative ETF – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$12.366786 $11.289002 $10.993992 $11.220574 $10.806664 $10.19 $10.00	$11.761363 $12.366786 $11.289002 $10.993992 $11.220574 $10.806664 $10.19	356,948.443 278,453.411 222,799.329 127,399.613 134,948.119 56,286.964 25,841.4
TA Managed Risk – Growth ETF – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$14.182464 $12.133449 $11.749362 $12.342863 $12.032820 $10.27 $10.00	$12.989704 $14.182464 $12.133449 $11.749362 $12.342863 $12.032820 $10.27	273,089.548 261,880.558 126,970.618 189,095.162 112,527.880 17,166.553 0.0
TA Market Participation Strategy – Service Class Sub-Account inception September 17, 2012	2018 2017 2016 2015 2014 2013 2012	$12.762976 $11.675826 $11.361337 $11.901541 $11.165099 $9.90 $10.00	$12.247271 $12.762976 $11.675826 $11.361337 $11.901541 $11.165099 $9.90	1,551.278 1,551.278 0.0 0.0 0.0 0.0 0.0
TA PIMCO Tactical – Balanced – Service Class Sub-Account inception September 17, 2012	2018 2017 2016 2015 2014 2013 2012	$12.884389 $11.655918 $11.210783 $11.660027 $10.960199 $9.93 $10.00	$11.828884 $12.884389 $11.655918 $11.210783 $11.660027 $10.960199 $9.93	78,277.643 44,342.595 25,243.604 20,993.552 37,267.358 4,686.909 0.0
TA PIMCO Tactical – Conservative – Service Class Sub-Account inception September 17, 2012	2018 2017 2016 2015 2014 2013 2012	$12.426008 $11.408563 $11.014941 $11.401465 $10.629201 $9.96 $10.00	$11.627516 $12.426008 $11.408563 $11.014941 $11.401465 $10.629201 $9.96	85,881.778 77,720.985 63,642.284 25,871.360 20,712.852 14,028.113 21,610.1
TA PIMCO Tactical – Growth – Service Class Sub-Account inception September 17, 2012	2018 2017 2016 2015 2014 2013 2012	$13.344667 $11.779078 $11.384176 $11.951995 $11.386389 $9.88 $10.00	$12.153439 $13.344667 $11.779078 $11.384176 $11.951995 $11.386389 $9.88	28,065.769 21,175.927 20,095.292 11,081.858 7,801.899 0.0 0.0
TA QS Investors Active Asset Allocation – Conservative – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$11.830535 $10.735135 $10.600013 $11.003869 $10.765237 $10.19 $10.00	$11.333811 $11.830535 $10.735135 $10.600013 $11.003869 $10.765237 $10.19	270,975.587 266,524.034 256,653.186 175,360.245 169,596.964 158,427.364 11,684.0
TA QS Investors Active Asset Allocation – Moderate – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$12.403859 $10.889980 $10.801798 $11.437857 $11.188711 $10.21 $10.00	$11.726485 $12.403859 $10.889980 $10.801798 $11.437857 $11.188711 $10.21	281,488.352 187,075.664 111,616.322 168,977.860 196,727.023 175,591.155 63,715.7
TA QS Investors Active Asset Allocation – Moderate Growth – Service Class Sub-Account inception May 1, 2012	2018 2017 2016 2015 2014 2013 2012	$13.206535 $11.126364 $11.059690 $11.993803 $11.777027 $10.25 $10.00	$12.253087 $13.206535 $11.126364 $11.059690 $11.993803 $11.777027 $10.25	131,361.061 134,948.709 127,014.024 106,015.882 77,054.833 40,057.548 362.5

(1)	Effective on or about August 17, 2018 Managed Tail Risk Fund II Primary Shares will be reorganized into Managed Volatility Fund II Primary Shares.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the policy include the following:

OTHER INFORMATION	3

Selling the policy	3

Financial Statements	3

CALCULATION OF YIELDS AND TOTAL RETURNS	3

Money Market Yields	3

Other Subaccount Yields	4

Total Returns	5

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISER/SUB-ADVISER
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AB Variable Products Series Fund, Inc. – Class A
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
American Century Variable Portfolios, Inc. – Class I
VP Ultra® Fund	VP Ultra® Fund	American Century Investment Management, Inc.
Investment Objective: Seeks long-term capital growth.
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek high total investment return.
BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek long-term capital growth.
BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek long-term growth of capital.
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek capital appreciation and, secondarily, income.
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek long-term growth of capital.
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek high total investment return.
BlackRock Government Money Market V.I. Fund*	BlackRock Government Money Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.
BlackRock International V.I. Fund	BlackRock International V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek long-term capital growth.
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500” OR THE “Underlying Index”).
BlackRock Variable Series Funds II, Inc. – Class I Shares (1)
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek to maximize total return, consistent with income generation and prudent investment management.
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To maximize total return consistent with income generation and prudent investment management.
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC
Investment Objective: to maximize total return, consistent with income generation and prudent investment management.
Davis Variable Account Fund, Inc.
Davis Value Portfolio	Davis Value Portfolio	Davis Selected Advisers, LP
Investment Objective: Seeks long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISER/SUB-ADVISER
Federated Insurance Series – Primary Shares
Federated Kaufmann Fund II	Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Seeks capital appreciation.
Federated Managed Volatility Fund II (2)	Federated Managed Volatility Fund II (2)	Federated Global Investment Management Corp. (2)
Investment Objective: is capital appreciation.
MFS® Variable Insurance Trust - Initial Class
MFS® Growth Series	MFS® Growth Series	MFS® Investment Management
Investment Objective: Seek capital appreciation.
PIMCO Variable Insurance Trust - Administrative Class Shares
Total Return Portfolio	Total Return Portfolio	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Transamerica Series Trust - Initial Class
TA Greystone International Growth	Transamerica Greystone International Growth VP	Greystone ManagedInvestments Inc.
Investment Objective: Seeks capital growth.
Transamerica Series Trust - Service Class
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP	QS Investors, LLC (1)
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP	QS Investors, LLC (2)
Investment Objective: Seeks capital appreciation and income.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk – Conservative ETF	Transamerica Managed Risk – Conservative ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Seels current income and preservation of capital.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Market Participation Strategy	Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC
Investment Objective: Seeks capital appreciation.
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP	QS Investors, LLC
Investment Objective: Seeks current income and preservation of capital.
TA QS Investors Active Asset Allocation – Moderate	Transamerica QS Investors Active Asset Allocation – Moderate VP	QS Investors, LLC
Investment Objective: Seeks capital appreciation and current income.
TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	QS Investors, LLC
Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Additional Information:
The following subaccount was closed to new investments on December 6, 1996:
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Equity Dividend V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek long-term total return and current income.
BlackRock Managed Volatility V.I. Fund	BlackRock Managed Volatility V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.
Effective December 12, 2011, the following subaccounts are closed to new investments:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. American Franchise Fund	Invesco V.I. American Franchise Fund	Invesco Advisers, Inc.
Investment Objective: Seek capital growth.
AB Variable Products Series Fund, Inc. – Class A
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

*	Available both through Account A and Account B.

(1)

Effective on or about September 17, 2018 the BlackRock High Yield V.I. Fund, the BlackRock Total Return V.I. Fund, and the BlackRock U.S. Government Bond V.I. Fund (the “Funds” will reorganize into a newly-created series called the BlackRock Variable Series Funds II, Inc.

(2)	Effective on or about August 17, 2018 Managed Tail Risk Fund II Primary Shares will be reorganized into Managed Volatility Fund II Primary Shares.

Appendix B

Calculation of Maximum Anniversary Value Death Benefit

Owners of policies issued on policy Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such policies is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)

we calculate an anniversary value for each policy anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the policy has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the policy has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a policy anniversary, plus premiums allocated to Account A since that policy anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)

We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the policy anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that policy anniversary.

Appendix C

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Policy Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)

We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your policy was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)

(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th policy year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th policy year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th policy year;
(iv)	for each 7th policy year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the policy year in which you reach age 80, or the date of your death.

(c)

Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the policy anniversary on which you attain age 80 plus any premiums paid into Account A since that policy anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)

We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th policy year;
(2)	The last day of the policy year in which the policy owner attains age 80;
(3)	The date of death of the policy owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume a 68 year-old person purchased a policy on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the policy owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the policy owner.

					(GMDB) Guaranteed Minimum Death Benefit (Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
		TRANSACTIONS		POLICY	PREMIUMS	GREATEST	ATTAINED AGE 80 ANNIVERSARY	DEATH
DATE		PREM.	WITHDR.	VALUE	AT 5%	7th ANNIV.	VALUE	BENEFIT
6/1/09	The policy is issued	$ 100,000		$100,000	$100,000	$ 0	$ 0	$100,000 (Greater of CV or GMDB)
	CV = $100,000, X = $100,000, Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = $100,000
6/1/10	First policy anniversary			$104,000	$105,000	$ 0	$ 0	$105,000 (Greater of CV or GMDB)
	Assume policy value increased $4,000 due to positive investment performance CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($104,000, $105,000, $0, $0) = $105,000
6/1/11	Second policy anniversary			$120,000	$110,250	$ 0	$ 0	$120,000 (Greater of CV or GMDB)
	Assume policy value increased $16,000 due to positive investment performance CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($120,000, $110,250, $0, $0) = $120,000
6/1/16	Seventh policy anniversary			$160,000	$140,710	$160,000	$ 0	$160,000 (Greater of CV or GMDB)
	Assume policy value increased $40,000 due to positive investment performance CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000
6/1/17	Eighth policy anniversary			$130,000	$147,746	$168,000	$ 0	$168,000 (Greater of CV or GMDB)
	Assume policy value decreased $30,000 due to negative investment performance CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the policy value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
6/1/18	Twelfth policy Anniversary			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)
	Assume policy value increased $80,000 due to positive investment performance CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the policy value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80) DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

Appendix D

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Policy Form ML-VA-001 (except Policies issued in Washington)

(a)

We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th policy year.

(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th policy year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th policy year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th policy year;
(iv)	for each 7th policy year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the policy year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th policy year;
(2)	The last day of the policy year in which the policy owner attains age 80;
(3)	The date of death of the policy owner.

(c)

Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the policy anniversary on which you attain age 80 plus any premiums paid into Account A since that policy anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)

We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

Appendix E

Calculation of the 5% Rising Floor (for Policies issued in the state of Washington on Policy Forms ML-VA-001 and ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.
(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.
(d)	We add the value of Account B to the amount in (c).
(e)	We compare the result in (d) to your policy value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your policy was issued on policy Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th policy year;
(2)	The last day of the policy year in which the policy owner attains age 80;
(3)	The date of death of the policy owner.

If your policy was issued on policy Form ML-VA-001, interest accrues until the last day of the 20th policy year.

Appendix F — Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical policy values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

				(A)	(B)	(C)
		TRANSACTIONS		PREMS LESS ADJ.	MAX ANNIV.	POLICY
DATE		PREM.	WITHDR.	WITHDRS.	VALUE (MAV)	VALUE	DEATH BENEFIT
6/1/09	The policy is issued	$ 100,000		$ 100,000	$ 0	$ 100,000	$100,000 (maximum of (A), (B), (C))
MAV is $0 until first policy anniversary
6/1/10	First policy anniversary			$ 100,000	$ 110,000	$ 110,000	$110,000 (maximum of (A), (B), (C))
Assume policy value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = policy value on 6/1/2010 = $110,000 MAV = greatest of anniversary values = $110,000
12/1/10	Owner puts in $10,000 additional premium	$ 10,000		$ 110,000	$ 120,000	$ 114,000	$120,000 (maximum of (A), (B), (C))

Assume policy value decreased $6,000 due to negative investment performance

Anniversary value for 6/1/2010 = policy value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000

MAV = greatest of anniversary values = $120,000

1/1/11	Owner takes a $50,000 withdrawal		$50,000	$ 50,000	$ 60,000	$ 50,000	$60,000 (maximum of (A), (B), (C))

Assume policy value decreased $14,000 due to negative investment performance Anniversary value for 6/1/2010 = policy value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000

Adjusted withdrawal = withdrawal × maximum (MAV, prems –adj. Withdrs.)

policy value

= $50,000 × maximum (120,000 , 110,000)/100,000

= $50,000 × 120,000/100,000 = $60,000

(Note: All values are determined immediately prior to the withdrawal)

MAV = greatest of anniversary values = $60,000

6/1/11	Second policy anniversary			$ 50,000	$ 60,000	$ 55,000	$60,000 (maximum of (A), (B), (C))

Assume policy value increased $5,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000

Anniversary value for 6/1/2011 = policy value on 6/1/2009 = $55,000

MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000

6/1/12	Third policy anniversary			$ 50,000	$ 65,000	$ 65,000	$65,000 (maximum of (A), (B), (C))

Assume policy value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000

Anniversary value for 6/1/2011= policy value on 6/1/2011 = $55,000

Anniversary value for 6/1/2012 = policy value on 6/1/2012 = $65,000

MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

Appendix G – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts: Assume that a couple (ages 60 and 55) purchase a policy on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The policy value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the policy owner.

Net Premiums	$100,000
Policy Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$ 45,000	*

*

Assuming the policy value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

Appendix H – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the policy with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the policy anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

POLICY ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The policy may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each policy anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***

If the policy were not annuitized during the 30 day period following this policy anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2019, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“Aegon USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2017, 2016, and 2015, Transamerica Capital, Inc. received $8,486,920, $8,316,636, and $9,383,941, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Government Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

4

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

5

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Government Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Government Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

F I N A N C I A L  S T A T E M E N T S  –  S T A T U T O R Y  B A S I S

A N D  S U P P L E M E N T A R Y  I N F O R M A T I O N

Transamerica Advisors Life Insurance Company

Years Ended December 31, 2018, 2017 and 2016

Transamerica Advisors Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of

Transamerica Advisors Life Insurance Company

We have audited the accompanying statutory balance sheets of Transamerica Advisors Life Insurance Company (the “Company”) as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2018.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Arkansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Arkansas Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017 or the results of its operations or its cash flows for the years ended December 31, 2018, 2017, and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017 and the results of its operations and its cash flows for the years ended December 31, 2018, 2017, and 2016, in accordance with the accounting practices prescribed or permitted by the Arkansas Insurance Department described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2018 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2018, 2017, and 2016 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 25, 2019

2

Transamerica Advisors Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2018	2017

Admitted assets
Cash, cash equivalents and short-term investments	$114,766	$65,047
Bonds	1,159,326	1,397,637
Preferred stocks	7,411	7,411
Mortgage loans on real estate	25,839	24,962
Policy loans	588,195	608,183
Securities lending reinvested collateral assets	164,585	209,589
Derivatives	174,903	32,883
Investments in limited partnerships	888	1,375
Other invested assets	7,400	2,760

Total cash and invested assets	2,243,313	2,349,847

Investment income due and accrued	29,112	33,011
Current federal income tax recoverable	44,052	23,903
Net deferred income tax asset	10,841	13,435
Other assets	11,295	11,388
Separate account assets	4,865,841	5,829,913

Total admitted assets	$7,204,454	$8,261,497

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$1,388,423	$1,317,209
Policy and contract claim reserves	42,265	34,888
Liability for deposit-type contracts	51,984	55,773
Transfers from separate accounts due or accrued	(24,988)	(22,912)
Asset valuation reserve	10,720	11,888
Interest maintenance reserve	9,567	4,373
Derivatives	42,925	15,727
Payable for collateral under securities loaned and other transactions	231,087	228,220
Borrowed money	10,138	36,494
Other liabilities	77,353	18,859
Separate account liabilities	4,865,841	5,829,913

Total liabilities	6,705,315	7,530,432

Total capital and surplus	499,139	731,065

Total liabilities and capital and surplus	$7,204,454	$8,261,497

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016

Revenues
Premiums and annuity considerations	$26,753	$32,625	$29,033
Net investment income	56,521	83,234	110,343
Fee revenue and other income	147,010	153,031	155,358

Total revenue	230,284	268,890	294,734

Benefits and expenses
Death benefits	172,004	159,062	190,326
Annuity benefits	115,584	108,558	123,553
Surrender benefits	473,979	476,349	422,081
Other benefits	24,060	25,624	27,161
Net increase (decrease) in reserves	71,214	(195,449)	(94,068)
Commissions	26,653	25,713	26,419
Net transfers to (from) separate accounts	(599,319)	(582,091)	(546,198)
General insurance expenses and other	13,830	12,716	11,065

Total benefits and expenses	298,005	30,482	160,339

Gain (loss) from operations before federal income taxes	(67,721)	238,408	134,395
Federal income tax expense (benefit)	(25,185)	11,984	(8,426)

Net gain (loss) from operations	(42,536)	226,424	142,821
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(27,778)	(32,471)	(71,768)

Net income (loss)	$(70,314)	$193,953	$71,053

See accompanying notes.

4

Transamerica Advisors Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2016	$2,500	$314,698	$473,054	$790,252
Net income (loss)	-	-	71,053	71,053
Change in net unrealized capital gains/losses, net of taxes	-	-	(13,558)	(13,558)
Change in net deferred income tax asset	-	-	(24,104)	(24,104)
Change in nonadmitted assets	-	-	22,763	22,763
Return of capital	-	(75,000)	-	(75,000)
Dividends to stockholders	-	-	(75,000)	(75,000)
Other changes - net	-	-	(363)	(363)

Balance at December 31, 2016	2,500	239,698	453,845	696,043
Net income (loss)	-	-	193,953	193,953
Change in net unrealized capital gains/losses, net of taxes	-	-	9,799	9,799
Change in net deferred income tax asset	-	-	(53,811)	(53,811)
Change in nonadmitted assets	-	-	18,985	18,985
Change in asset valuation reserve	-	-	6,096	6,096
Dividends to stockholders	-	-	(140,000)	(140,000)

Balance at December 31, 2017	$2,500	$239,698	$488,867	$731,065

Continued on next page.

5

Transamerica Advisors Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2017	$2,500	$239,698	$488,867	$731,065
Net income (loss)	-	-	(70,314)	(70,314)
Change in net unrealized capital gains (losses), net of tax	-	-	39,895	39,895
Change in net deferred income tax asset	-	-	(3,185)	(3,185)
Change in nonadmitted assets	-	-	510	510
Change in asset valuation reserve	-	-	1,168	1,168
Dividends to stockholders	-	-	(200,000)	(200,000)

Balance at December 31, 2018	$2,500	$239,698	$256,941	$499,139

See accompanying notes.

6

Transamerica Advisors Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016

Operating activities
Premiums and annuity considerations	$26,794	$32,606	$29,010
Net investment income	97,539	107,682	117,830
Other income	147,075	153,128	155,439
Benefit and loss related payments	(776,693)	(767,483)	(755,491)
Net transfers from (to) separate accounts	597,242	589,126	548,390
Commissions and operating expenses	(40,704)	(37,746)	(36,289)
Federal income taxes (paid) received	2,960	(47,465)	(15,765)

Net cash provided by (used in) operating activities	54,213	29,848	43,124

Investing activities
Proceeds from investments sold, matured or repaid	499,360	556,865	535,423
Costs of investments acquired	(308,441)	(486,554)	(539,557)
Net change in policy loans	19,987	24,651	28,632

Net cash provided by (used in) investing activities	210,906	94,962	24,498

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(6,334)	(8,137)	(11,629)
Net change in borrowed money	(26,294)	(10,113)	46,511
Net change in payable for collateral under securities lending and other transactions	(45,003)	10,548	4,578
Other cash (applied) provided	62,231	18,162	844
Dividends to stockholders	(200,000)	(140,000)	(75,000)
Return of capital	-	-	(75,000)

Net cash provided by (used in) financing and miscellaneous activities	(215,400)	(129,540)	(109,696)

Net increase (decrease) in cash, cash equivalents and short-term investments	49,719	(4,730)	(42,074)

Cash, cash equivalents and short-term investments:
Beginning of year	65,047	69,777	111,851

End of year	$114,766	$65,047	$69,777

See accompanying notes.

7

Transamerica Advisors Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
Supplemental disclosures of cash flow information	2018	2017	2016

Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Asset transfer of ownership between hedge funds	$-	$62,469	$-

8

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December  31, 2018

1. Organization and Nature of Business

Transamerica Advisors Life Insurance Company (the Company) is a stock life insurance company wholly owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in Arkansas and is currently licensed to sell insurance and annuities in 49 states, the District of Columbia, the U. S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Arkansas Insurance Department (AID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The AID recognizes only statutory accounting practices prescribed or permitted by the State of Arkansas for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Arkansas Insurance Law. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Arkansas. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed. The Company has not been granted any permitted practices by the State of Arkansas.

9

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements for years ended December 31, 2017 and 2016 are quantified in Note 15 – Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity. A written board resolution, dated November 5, 2018 was fully executed approving the deregistration of the Company from the US Securities and Exchange Commission (SEC) Securities Exchange Act of 1934 (the 1934 Act) reporting. Effective November 30, 2018, Market Value Adjustment (MVA) products issued by the Company and registered with the SEC were amended by removing any downward MVA. As a result, these MVA products are no longer securities required to be registered with the SEC under federal securities law. Approval of effectiveness was received from the SEC on November 30, 2018 that officially deregistered the Contingent Deferred Annuity (CDA) products as Securities Act of 1933 (the 1933 Act) securities with the effective date of December 1, 2018. For the year ended December 31, 2018, the Company relied upon on Rule 12h-7 under the 1934 Act to suspend its duty to file reports under Section 15(d) of the 1934 Act, which included the GAAP financial statement 10-K filing. The Company’s reliance on Rule 12h-7 did not require approval from the SEC. Therefore the effects of the following variances from GAAP for the year ended December 31, 2018 have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

10

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in

11

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

If the Company determines that a decline in the fair value of a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity or underlying tax-basis equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of

12

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are primarily reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default or on mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months. Income is also not accrued when collection is uncertain.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, swaps, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86.

13

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

14

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these

15

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable and guaranteed funds received or on deposit. Other “admitted assets” are valued principally at cost, as required by Arkansas insurance laws.

Other liabilities consist primarily of amounts payable for securities and payable to parent, subsidiaries, and affiliates.

16

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate Accounts

Assets held in trust for purchases of variable annuity, variable life and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are reported at fair value.

The investment risks associated with fair value changes are borne entirely by the policyholders. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Income and gains and losses with respect to the assets in the separate accounts supporting variable annuity and variable life contracts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account for GAAP due to the nature of the guaranteed return.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

17

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reflected as premiums, benefits or changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and are amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances is established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

18

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under NAIC SAP.

19

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective December 31, 2018, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets. Revisions incorporated accounting guidance for structured settlement income streams acquired by insurers as investments. Periodic-certain structured settlements acquired in accordance with all state and federal laws are to be reported as admitted assets. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective January 1, 2018, the NAIC adopted revisions to SSAP No. 100, Fair Value, which allow net asset value (NAV) per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The revisions adopt ASU 2009-12: Investments in Certain Entities that Calculate Net Asset Value Per Share (or Its Equivalent) and ASU 2015-07: Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or Its Equivalent). The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not use NAV as a practical expedient.

20

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Change in Accounting Principle

The Company has certain liabilities associated with financial instruments activity including securities lending collateral payable, derivative cash collateral payable, and dollar repurchase agreements. During 2018, Management determined that including these liabilities as part of Note 4 provides the user improved clarity, information, and usefulness. This change is noted as a change in accounting principle and was implemented on a prospective basis beginning in 2018.

Prior Period Correction

During 2018, management identified and corrected errors in the calculation of Related Party balances received and paid as disclosed in Note 12. Amounts received from related parties for 2017 and 2016 were understated by $416 and $234, respectively. Amounts paid to related parties for 2017 and 2016 were understated by $10,593 and $12,043, respectively. This is reflected in the Related Party disclosure in Note 12. The error did not affect any other footnotes or the financial statements.

Reclassifications

The Company reclassified certain balances within the statutory basis financial statement presentation on the Balance Sheets, Statements of Operations and Statements of Cash Flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods as a result of reclassifications.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The

21

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

22

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

23

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 6, which approximates the fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

24

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2018 and 2017, respectively:

	December 31, 2018
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$108,086	$108,086	$52,631	$55,455	$–	$–
Bonds	1,201,782	1,159,326	228,664	968,134	4,984	–
Preferred stocks, other than affiliates	6,599	7,411	–	6,599	–	–
Mortgage loans on real estate	26,192	25,839	–	–	26,192	–
Other invested assets	729	617	–	729	–	–
Derivative assets:
Options	161,371	161,371	–	161,371	–	–
Interest rate swaps	2,458	2,458	–	2,458	–	–
Credit default swaps	4,324	3,360	–	4,324	–	–
Equity swaps	2,745	2,745	–	2,745	–	–
Interest rate futures	166	166	166	–	–	–
Equity futures	4,803	4,803	4,803	–	–	–
Derivative assets total	175,867	174,903	4,969	170,898	–	–
Policy loans	588,195	588,195	–	588,195	–	–
Securities lending reinvested collateral	152,835	152,835	–	152,835	–	–
Separate account assets	4,856,525	4,856,525	4,835,653	20,872	–	–

Liabilities
Investment contract liabilities	367,538	357,602	–	–	367,538	–
Derivative liabilities:
Options	29,968	29,968	–	29,968	–	–
Interest rate swaps	10,079	11,374	–	10,079	–	–
Credit default swaps	2	567	–	2	–	–
Equity swaps	378	378	–	378	–	–
Interest rate futures	269	269	269	–	–	–
Equity futures	369	369	369	–	–	–
Derivative liabilities total	41,065	42,925	638	40,427	–	–
Dollar repurchase agreements	10,104	10,104	–	10,104	–	–
Payable for securities lending	164,585	164,585	–	164,585	–	–
Payable for derivative cash collateral	66,502	66,502	–	66,502	–	–
Separate account annuity liabilities	3,651,607	3,651,607	–	3,651,607	–	–

25

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31, 2017
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)

Admitted assets
Cash equivalents	$75,552	$75,553	$20,754	$54,798	$–	$–
Bonds	1,528,547	1,397,637	363,562	1,160,721	4,264	–
Preferred stocks, other than affiliates	7,111	7,411	–	7,111	–	–
Mortgage loans on real estate	26,049	24,962	–	–	26,049	–
Other invested assets	804	618	–	804	–	–
Derivative assets:
Options	26,279	26,279	–	26,279	–	–
Interest rate swaps	1,590	1,590	–	1,590	–	–
Credit default swaps	6,903	4,273	–	6,903	–	–
Equity swaps	741	741	–	741	–	–
Derivative assets total	35,513	32,883	–	35,513	–	–
Policy loans	608,183	608,183	–	608,183	–	–
Securities lending reinvested collateral	209,584	209,589	–	209,584	–	–
Separate account assets	5,823,133	5,823,133	5,792,847	30,286	–	–

Liabilities
Investment contract liabilities	260,174	252,024	–	–	260,174	–
Derivative liabilities:
Options	256	256	–	256	–	–
Interest rate swaps	7,997	7,068	–	7,997	–	–
Credit default swaps	(446)	1,025	–	(446)	–	–
Equity swaps	7,378	7,378	–	7,378	–	–
Derivative liabilities total	15,185	15,727	–	15,185	–	–
Separate account annuity liabilities	4,440,240	4,440,240	–	4,440,240	–	–

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2018 and 2017:

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Government	$–	$900	$–	$–	$900

Total bonds	–	900	–	–	900

Cash equivalents and short-term investments
Mutual funds	52,631	–	–	–	52,631

Total cash equivalents and short-term investments	52,631	–	–	–	52,631

Derivative assets	4,969	166,575	–	–	171,544
Separate account assets	4,835,653	20,872	–	–	4,856,525

Total assets	$4,893,253	$188,347	$–	$–	$5,081,600

Liabilities:
Derivative liabilities	$638	$39,578	$–	$–	$40,216

Total liabilities	$638	$39,578	$–	$–	$40,216

26

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2017
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Government	$–	$881	$–	$–	$881

Total bonds	–	881	–	–	881

Cash equivalents
Money market mutual funds	20,754	–	–	–	20,754

Total cash equivalents	20,754	–	–	–	20,754

Securities lending reinvested collateral	–	197,775	–	–	197,775
Derivative assets	–	28,610	–	–	28,610
Separate account assets	5,792,847	30,286	–	–	5,823,133

Total assets	$5,813,601	$257,552	$–	$–	$6,071,153

Liabilities:
Derivative liabilities	$–	$11,823	$–	$–	$11,823

Total liabilities	$–	$11,823	$–	$–	$11,823

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2018 and 2017.

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Cash equivalents and short-term investments classified as Level 1 are primarily money market mutual funds and are measured at fair value. For those securities with a pricing source of ‘amortized cost’; amortized cost is a proxy for fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 1 represent exchange-traded interest rate or equity futures contracts valued using quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets are valued and classified in the same way as general account assets (described above).

During 2018 and 2017, the Company did not report any financial instruments as Level 3.

27

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2018
Unaffiliated bonds:
United States Government and agencies	$191,092	$30,628	$155	$221,565
State, municipal and other government	29,287	1,614	472	30,429
Hybrid securities	11,595	6	1,221	10,380
Industrial and miscellaneous	759,176	19,888	14,508	764,556
Mortgage and other asset-backed securities	168,176	7,948	1,272	174,852

Total unaffiliated bonds	1,159,326	60,084	17,628	1,201,782
Unaffiliated preferred stocks	7,411	–	812	6,599

Total	$1,166,737	$60,084	$18,440	$1,208,381

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2017
Unaffiliated bonds:
United States Government and agencies	$293,342	$62,955	$102	$356,195
State, municipal and other government	29,328	3,182	46	32,464
Hybrid securities	11,595	1,049	–	12,644
Industrial and miscellaneous	861,719	56,828	2,055	916,492
Mortgage and other asset-backed securities	201,653	9,778	679	210,752

Total unaffiliated bonds	1,397,637	133,792	2,882	1,528,547
Unaffiliated preferred stocks	7,411	78	378	7,111

	$1,405,048	$133,870	$3,260	$1,535,658

28

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2018, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2018

December 31:	Carrying Value	Fair Value

Due in one year or less	$126,447	$127,310
Due after one year through five years	314,398	315,345
Due after five years through ten years	108,717	107,045
Due after ten years	441,588	477,230

	991,150	1,026,930
Mortgage and other asset-backed securities	168,176	174,852

	$1,159,326	$1,201,782

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2018 and 2017 is as follows:

	2018

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$7,463	$153	$223	$2
State, municipal and other government	3,689	128	13,344	344
Hybrid securities	–	–	10,280	1,221
Industrial and miscellaneous	94,741	5,497	204,185	9,011
Mortgage and other asset-backed securities	33,950	1,038	35,422	234

Total bonds	139,843	6,816	263,454	10,812

Preferred stocks-unaffiliated	1,322	477	5,276	335

	$141,165	$7,293	$268,730	$11,147

	2017

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$–	$–	$7,532	$102
State, municipal and other government	–	–	3,767	46
Industrial and miscellaneous	8,659	944	106,300	1,111
Mortgage and other asset-backed securities	3,600	191	40,684	488

Total bonds	12,259	1,135	158,283	1,747

Preferred stocks-unaffiliated	1,421	378	–	–

	$13,680	$1,513	$158,283	$1,747

29

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

There were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis during the years ended December 31, 2018, 2017 or 2016.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2018, 2017 and 2016 the Company recognized OTTI of $0, $0 and $121, respectively.

There were no loan-backed and structured securities were held at December 31, 2018, for which an OTTI has been recognized during the current reporting period.

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2018 and 2017 is as follows:

	2018		2017
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$1,038	$234	$191	$488
The aggregate related fair value of securities with unrealized losses	33,950	35,422	3,600	40,684

At December 31, 2018 and 2017, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 53 and 11 securities with a carrying amount of $148,458 and $15,194 and an unrealized loss of $7,293 and $1,513 with an average price of 95.1 and 90.0 (fair value/amortized cost). Of this portfolio, 91.2% and 68.8% were investment grade with associated unrealized losses of $4,838 and $228, respectively.

At December 31, 2018 and 2017, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 88 and 56 securities with a carrying amount of $279,877 and $160,031 and an unrealized loss of $11,147 and $1,747 with an average price of 96.0 and 98.9 (fair value/amortized cost). Of this portfolio, 94.9% and 92.3% were investment grade with associated unrealized losses of $10,314 and $1,377, respectively.

30

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following structured notes were held at December 31, 2018 and 2017:

December 31, 2018
CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)

912810RA8	$24,911	$29,000	$27,969	NO

Total	$24,911	$29,000	$27,969

December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)

912810RA8	$49,713	$63,077	$54,122	NO

Total	$49,713	$63,077	$54,122

The Company held no 5GI securities during the years ended December 31, 2018 and 2017.

During 2018 and 2017, respectively, the Company sold, redeemed or otherwise disposed of 7 and 10 securities as a result of a callable feature which generated investment income of $1,274 and $2,144 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2018	2017	2016

Proceeds	$331,135	$243,032	$474,307

Gross realized gains	$13,473	$2,450	$6,467
Gross realized losses	(2,373)	(635)	(3,394)

Net realized capital gains (losses)	$11,100	$1,815	$3,073

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2018, 2017 and 2016 of $0, $0 and $5,213, respectively.

At December 31, 2018 and 2017, the Company had no investments in restructured securities. The Company did not have any capital gains (losses) taken as a direct result of restructures in 2018 and 2017.

31

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the year ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31

	2018	2017

	Commercial	Commercial

AAA - AA	$15,186	$11,716
A	10,653	13,246

	$25,839	$24,962

The credit quality for commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2018, the Company issued mortgage loans with a maximum interest rate of 4.44% and a minimum interest rate of 4.44% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination or acquisition was 68%. During 2017, the Company issued mortgage loans with a maximum interest rate of 4.38% and a minimum interest rate of 3.77% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2017 at the time of origination or acquisition was 72%.

During 2018 and 2017, the Company did not reduce the interest rate on any outstanding mortgage loans.

32

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2018 and 2017.

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

December 31, 2018
Recorded Investment (All)
(a)	Current	$–	$–	$–	$–	$25,839	$–	$25,839
(b)	30-59 Days Past Due	–	–	–	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	–	–	–

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$–	$–	$–	$–	$–	$–	$–

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

December 31, 2017
Recorded Investment (All)
(a) Current		$–	$–	$–	$–	$24,962	$–	$24,962
(b) 30-59 Days Past Due		–	–	–	–	–	–	–
(c) 60-89 Days Past Due		–	–	–	–	–	–	–
(d) 90-179 Days Past Due		–	–	–	–	–	–	–
(e) 180+ Days Past Due		–	–	–	–	–	–	–

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$–	$–	$–	$–	$–	$–	$–

As of December 31, 2018 and 2017, the Company had no mortgage loans with interest more than 180 days overdue. There was no accrued interest related to these mortgage loans at December 31, 2018 or 2017. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2018 and 2017 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2018, 2017 or 2016. There was no average recorded investment in impaired loans during 2018 or 2017. As of December 31, 2018 and 2017, there were no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2018, 2017 and 2016 respectively, the Company did not recognize interest expense on impaired loans. The Company did not recognize any interest income (expense) on a cash basis for the years ended December 31, 2018, 2017 and 2016.

33

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2018 and 2017, the Company held a mortgage loan loss reserve in the AVR of $205 and $254, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution

	December 31			December 31
	2018	2017		2018	2017

Mountain	31%	32%	Apartment	69%	53%
South Atlantic	22	24	Retail	23	24
W. North Central	20	21	Industrial	8	23
W. South Central	19	–
Middle Atlantic	8	9
Pacific	–	14

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2018, 2017 and 2016. There were no realized losses during the years ended December 31, 2018, 2017 and 2016 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2018 or 2017.

Other Invested Assets

During 2018 and 2016, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships and limited liability companies. During 2017, the Company recorded impairments of $3,248 for its investment in Warburg Pincus International Partners, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value was not anticipated. These write-downs are included in net realized capital gains (losses) within the Statement of Operations.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $62,469, which resulted in a realized gain of $2,469.

34

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2018	2017

Fair value - positive	$176,170	$36,076
Fair value - negative	(41,368)	(15,748)

For the years ended December 31, 2018, 2017 and 2016, the Company has recorded unrealized gains (losses) of $28,664, ($11,595) and ($19,960), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2018, 2017 and 2016, that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for year-end December 31, is as follows:

	2018	2017	2016

Options:
Calls	$14,179	$406	$286
Puts	12,135	(6,297)	6,904

Total options	$26,314	$(5,891)	$7,190

Swaps:
Interest rate	$(2,401)	$–	$–
Credit	(41)	(1,898)	1
Total return	(6,575)	(30,766)	(70,969)

Total swaps	$(9,017)	$(32,664)	$(70,968)

Futures - net positions	(47,882)	1,153	(5,989)

Total realized gains (losses)	$(30,585)	$(37,402)	$(69,767)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	2018	2017	2016

Replicated assets	$224,091	$239,186	$278,620
Credit default	4,322	7,350	1,311

35

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Capital gains (losses) related to credit swap transactions (which are primarily replication transactions), as of December 31, is as follows:

	2018	2017	2016

Capital gains (losses)	$(41)	$(1,898)	$1

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

36

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2018 and 2017:

		2018

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$282	$15,000	3.1
Credit default swaps referencing indices		–	–	–

Subtotal		282	15,000	3.1

BBB	2
Single name credit default swaps (3)		4,212	151,000	2.2
Credit default swaps referencing indices		56	10,000	5.0

Subtotal		4,268	161,000	2.4

BB	3
Single name credit default swaps (3)		(228)	10,000	3.2
Credit default swaps referencing indices		–	–	–

Subtotal		(228)	10,000	3.2

B	4
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

CCC and lower	5
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

In or near default	6
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

Total		$4,322	$186,000	2.5

37

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		2017

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$6,142	$135,000	3.10
Credit default swaps referencing indices		–	–	–

Subtotal		6,142	135,000	3.10

BBB	2
Single name credit default swaps (3)		1,208	50,000	2.97
Credit default swaps referencing indices		–	–	–

Subtotal		1,208	50,000	2.97

BB	3
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

B	4
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

CCC and lower	5
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

In or near default	6
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

Total		$7,350	$185,000	3.07

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

38

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2018 and 2017, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2018	2017	2018	2017

Derivative assets:
Credit default swaps	$130,000	$124,000	$4,324	$6,903
Currency swaps	–	–	–	–
Equity futures	5	–	4,803	–
Equity swaps	37,743	47,895	2,745	741
Interest rate futures	–	–	166	–
Interest rate swaps	44,500	40,000	2,458	1,590
Options	3,357,566	897,169	161,371	26,279
Derivative liabilities:
Credit default swaps	56,000	61,000	2	(446)
Currency swaps	–	–	–	–
Equity futures	–	–	369	–
Equity swaps	9,212	200,829	378	7,378
Interest rate futures	(2)	–	269	–
Interest rate swaps	226,497	230,883	10,079	7,997
Options	(349,211)	(66,122)	29,968	256

* Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2018 and 2017, respectively:

	Gross Restricted (Admitted & Nonadmitted)
			2018

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$172,795	$–	$–	$–	$172,795
Subject to dollar repurchase agreements	10,197	–	–	–	10,197
On deposit with states	6,659	–	–	–	6,659
Pledged as collateral not captured in other categories	50,664	–	–	–	50,664

Total restricted assets	$240,315	$–	$–	$–	$240,315

39

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2017)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$209,669	$(36,874)	$–	$172,795	2.40%	2.40%
Subject to dollar repurchase agreements	36,249	(26,052)	–	10,197	0.14%	0.14%
On deposit with states	6,439	220	–	6,659	0.09%	0.09%
Pledged as collateral not captured in other categories	14,267	36,397	–	50,664	0.70%	0.70%

Total restricted assets	$266,624	$(26,309)	$–	$240,315	3.33%	3.33%

The following tables show the pledged or restricted assets in other categories as of December 31, 2018 and 2017, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2018
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives collateral	$50,664	$–	$–	$–	$50,664

Total	$50,664	$–	$–	$–	$50,664

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives collateral	$14,267	$36,397	$50,664	0.70%	0.70%

Total	$14,267	$36,397	$50,664	0.70%	0.70%

40

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2018 and 2017:

2018
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$74,607	$74,607	3.19%	3.19%
Securities lending collateral assets	164,585	164,585	7.04	7.04
Other	2,000	2,000	0.09	0.09

Total collateral assets	$241,192	$241,192	10.32%	10.32%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$241,225	13.11%

2017
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$55,030	$55,030	2.26%	2.26%
Securities lending collateral assets	209,589	209,585	8.62	8.62

Total collateral assets	$264,619	$264,615	10.88%	10.88%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$264,714	15.57%

41

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2018	2017	2016

Income:
Bonds	$55,976	$63,042	$67,023
Preferred stocks	540	505	522
Mortgage loans on real estate	1,516	5,582	4,696
Policy loans	31,629	32,908	34,037
Cash, cash equivalents and short-term investments	1,886	1,140	1,032
Derivatives	(33,236)	(18,256)	4,276
Other invested assets	704	1,068	1,711

Gross investment income	59,015	85,989	113,297
Less: investment expenses	4,033	4,784	5,057

Net investment income before amortization of IMR	54,982	81,205	108,240
Amortization of IMR	1,539	2,029	2,103

Net investment income	$56,521	$83,234	$110,343

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including impairments, are summarized below:

	Realized Year Ended December 31
	2018	2017	2016

Bonds	$11,100	$1,815	$(2,140)
Mortgage loans on real estate	(135)	3,686	2
Cash, cash equivalents and short-term investments	(10)	(17)	4
Derivatives	(30,585)	(37,402)	(69,767)
Other invested assets	661	1,933	754

Change in realized capital gains (losses), before taxes	(18,969)	(29,985)	(71,147)
Federal income tax effect	(2,076)	(144)	1,131
Transfer from (to) interest maintenance reserve	(6,733)	(2,342)	(1,752)

Net realized capital gains (losses) on investments	$(27,778)	$(32,471)	$(71,768)

42

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2018	2017	2016

Bonds	$(790)	$1,123	$907
Cash equivalents and short-term investments	2	(2)	–
Derivatives	41,072	7,270	(21,478)
Other invested assets	(486)	2,155	(186)

Change in unrealized capital gains (losses), before taxes	39,798	10,546	(20,757)
Taxes on unrealized capital gains (losses)	97	(747)	7,198

Change in unrealized capital gains (losses), net of tax	$39,895	$9,799	$(13,559)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations at December 31, 2018 and 2017 were as follows:

	2018		2017
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$23	$25	$44	$47

	$23	$25	$44	$47

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2018 and 2017 were as follows:

	Year Ended December 31
	2018	2017

Life insurance reserves	$937,347	$979,923
Annuity reserves and supplementary contracts with life contingencies	451,076	337,286

Total policy reserves	$1,388,423	1,317,209

Deposit funds	51,984	55,773
Policy claims	42,265	34,888

Total policy reserves, deposit funds and claim liabilities	$1,482,672	$1,407,870

43

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1958 and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 4.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Valuation Manual section 21 (VM-21), Requirements for Principle-Based Reserves for Variable Annuities. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in VM-21 for determining the SSA.

44

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2018

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$27,021	$–	$27,021	1%
At book value less surrender charge of 5% or more	–	–	–	–	–
At fair value	524	–	3,624,433	3,624,957	87

Total with adjustment or at fair value	524	27,021	3,624,433	3,651,978	88
At book value without adjustment (minimal or no charge or adjustment)	31,849	–	–	31,849	1
Not subject to discretionary withdrawal provision	470,687	–	154	470,841	11

Total annuity reserves and deposit liabilities	503,060	27,021	3,624,587	4,154,668	100%

Less reinsurance ceded	–	–	–	–

Net annuity reserves and deposit liabilities	$503,060	$27,021	$3,624,587	$4,154,668

	December 31 2017

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$32,619	$–	$32,619	1%
At book value less surrender charge of 5% or more	–	–	–	–	–
At fair value	743	–	4,407,440	4,408,183	91

Total with adjustment or at fair value	743	32,619	4,407,440	4,440,802	92
At book value without adjustment (minimal or no charge or adjustment)	32,695	–	–	32,695	1
Not subject to discretionary withdrawal provision	359,621	–	181	359,802	7

Total annuity reserves and deposit liabilities	393,059	32,619	4,407,621	4,833,299	100%

Less reinsurance ceded	–	–	–	–

Net annuity reserves and deposit liabilities	$393,059	$32,619	$4,407,621	$4,833,299

45

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate Accounts

Certain separate and variable accounts held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2018, 2017 and 2016 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$–	$8,640	$8,640

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$27,021	$4,812,502	$4,839,523

Total as of December 31, 2018	$27,021	$4,812,502	$4,839,523

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With fair value adjustment	$27,021	$–	$27,021
At fair value	–	4,812,348	4,812,348

Subtotal	27,021	4,812,348	4,839,369
Not subject to discretionary withdrawal	–	154	154

Total separate account reserve liabilities at December 31, 2018	$27,021	$4,812,502	$4,839,523

46

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2017	$80	$9,603	$9,683

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$32,619	$5,770,849	$5,803,468

Total as of December 31, 2017	$32,619	$5,770,849	$5,803,468

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With fair value adjustment	$32,619	$–	$32,619
At fair value	–	5,770,668	5,770,668

Subtotal	32,619	5,770,668	5,803,287
Not subject to discretionary withdrawal	–	181	181

Total separate account reserve liabilities at December 31, 2017	$32,619	$5,770,849	$5,803,468

47

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2016	$–	$12,603	$12,603

Reserves for separate accounts as of December 31, 2016 with assets at:
Fair value	$40,333	$5,629,850	$5,670,183

Total as of December 31, 2016	$40,333	$5,629,850	$5,670,183

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
With fair value adjustment	$40,333	$–	$40,333
At fair value	–	5,629,665	5,629,665

Subtotal	40,333	5,629,665	5,669,998
Not subject to discretionary withdrawal	–	185	185

Total separate account reserve liabilities at December 31, 2016	$40,333	$5,629,850	$5,670,183

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2018	2017	2016

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,133	$9,682	$12,813
Transfers from separate accounts	(608,452)	(591,773)	(559,011)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$(599,319)	$(582,091)	$(546,198)

48

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2018 and 2017, the Company’s separate account statement included legally insulated assets of $4,836,597 and $5,793,834, respectively. The assets legally insulated from general account claims at December 31, 2018 and 2017 are attributed to the following products:

	2018	2017

Variable annuities	$3,625,850	$4,410,481
Variable life	1,210,747	1,383,353

Total separate account assets	$4,836,597	$5,793,834

At December 31, 2018 and 2017, the Company held separate account assets not legally insulated from the general account in the amount of $29,244 and $36,078, respectively, related to variable annuity products.

The Company previously offered variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $19,255, $20,078, $21,382, $22,474 and $23,775 to the general account in 2018, 2017, 2016, 2015 and 2014, respectively. During the years ended December 31, 2018, 2017, 2016, 2015 and 2014, the general account of the Company had paid $20,621, $25,873, $26,568, $27,167 and $27,556, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2018	2017	2016

Direct premiums	$30,139	$36,423	$33,126
Reinsurance ceded - non affiliates	(3,378)	(3,790)	(4,070)
Reinsurance ceded - affiliates	(8)	(8)	(23)

Net premiums earned	$26,753	$32,625	$29,033

49

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company would experience no net reduction in surplus at December 31, 2018 and 2017 if all reinsurance agreements were cancelled.

The Company received reinsurance recoveries in the amount of $2,110, $1,309 and $3,177 during 2018, 2017 and 2016, respectively. At December 31, 2018 and 2017, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $0 and $203, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2018 and 2017 of $1,621 and $2,166, respectively.

At December 31, 2018 and 2017, respectively, there were no amounts recoverable from unaffiliated unauthorized reinsurers.

9. Income Taxes

The net deferred income tax asset at December 31, 2018 and 2017 and the change from the prior year are comprised of the following components:

	Ordinary	December 31, 2018 Capital	Total

Gross Deferred Tax Assets	$23,922	$3,292	$27,214
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	23,922	3,292	27,214
Deferred Tax Assets Nonadmitted	–	–	–

Subtotal (Net Deferred Tax Assets)	23,922	3,292	27,214
Deferred Tax Liabilities	13,182	3,191	16,373

Net Admitted Deferred Tax Assets	$10,740	$101	$10,841

	Ordinary	December 31, 2017 Capital	Total

Gross Deferred Tax Assets	$24,616	$3,524	$28,140
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	24,616	3,524	28,140
Deferred Tax Assets Nonadmitted	494	–	494

Subtotal (Net Deferred Tax Assets)	24,122	3,524	27,646
Deferred Tax Liabilities	9,342	4,869	14,211

Net Admitted Deferred Tax Assets	$14,780	$(1,345)	$13,435

50

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(694)	$(232)	$(926)
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	(694)	(232)	(926)
Deferred Tax Assets Nonadmitted	(494)	–	(494)

Subtotal (Net Deferred Tax Assets)	(200)	(232)	(432)
Deferred Tax Liabilities	3,840	(1,678)	2,162

Net Admitted Deferred Tax Assets	$(4,040)	$1,446	$(2,594)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2018 or 2017.

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2018	2017	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$6,818	$6,033	$785
Deferred acquisition costs	1,053	1,170	(117)
Section 197 intangible amortization	12,280	15,415	(3,135)
Policyholder reserve transitional amount	3,424	1,858	1,566
Other (including items <5% of ordinary tax assets)	347	140	207

Subtotal	23,922	24,616	(694)
Nonadmitted	–	494	(494)

Admitted ordinary deferred tax assets	23,922	24,122	(200)
Capital:
Investments	3,292	3,524	(232)

Subtotal	3,292	3,524	(232)
Admitted capital deferred tax assets	3,292	3,524	(232)

Admitted deferred tax assets	$27,214	$27,646	$(432)

51

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2018	2017	Change

Deferred Tax Liabilities:
Ordinary
Policyholder reserves	$10,070	$8,234	$1,836
Policyholder reserve transitional amount	2,878	838	2,040
Other (including items <5% of total ordinary tax liabilities)	234	270	(36)

Subtotal	13,182	9,342	3,840
Capital
Investments	3,191	4,869	(1,678)

Subtotal	3,191	4,869	(1,678)

Deferred tax liabilities	16,373	14,211	2,162

Net deferred tax assets/liabilities	$10,841	$13,435	$(2,594)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97) became law reducing the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $9,236, excluding $50 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company’s determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

As a result of the TCJA, the Company’s tax reserve deductible temporary difference decreased by $(2,969). This change results in an offsetting $2,969 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The tax reserve deductible temporary difference increased $1,891 from the estimate in the 2017 financials due to model refinements during 2018 to implement the Tax Cuts and Jobs Act provisions.

52

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 2, for the years ended December 31, 2018 and 2017 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			Ordinary	December 31, 2018 Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$–	$–
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		12,557	911	13,468
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	12,557	911	13,468
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	73,245
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		11,365	2,381	13,746

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$23,922	$3,292	$27,214

			Ordinary	December 31, 2017 Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$–	$–
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		12,496	939	13,435
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	12,496	939	13,435
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	107,645
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		11,626	2,585	14,211

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$24,122	$3,524	$27,646

53

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

			Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$–	$–
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		61	(28)	33
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	61	(28)	33
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(34,400)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		(261)	(204)	(465)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(200)	$(232)	$(432)

	December 31
	2018	2017	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	679%	1158%	-479%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$488,298	$717,631	$(229,333)

54

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2018 and 2017 was as follows:

		December 31, 2018
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies: (% of Total Adjusted Gross DTAs)	0%	3%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	28%	6%

		December 31, 2017
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies: (% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	27%	3%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2018	2017	Change

Current Income Tax

Federal	$(25,185)	$11,984	$(37,169)

Subtotal	(25,185)	11,984	(37,169)

Federal income tax on net capital gains	2,076	144	1,932

Federal and foreign income taxes incurred	$(23,109)	$12,128	$(35,237)

	Year Ended December 31
	2017	2016	Change

Current Income Tax

Federal	$11,984	$(8,426)	$20,410

Subtotal	11,984	(8,426)	20,410

Federal income tax on net capital gains	144	(1,131)	1,275

Federal and foreign income taxes incurred	$12,128	$(9,557)	$21,685

55

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2018	2017	2016

Current income taxes incurred	$(23,109)	$12,129	$(9,556)
Change in deferred income taxes (without tax on unrealized gains and losses)	3,185	53,811	24,105

Total income tax reported	$(19,924)	$65,940	$14,549

Income before taxes	$(86,690)	$208,423	$63,250
	21.00%	35.00%	35.00%

Expected income tax expense (benefit) at statutory rate	$(18,205)	$72,948	$22,138
Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(3,325)	(8,047)	(7,567)
Tax credits	(255)	(342)	(668)
Tax adjustment for IMR	(323)	(710)	(736)
Deferred tax benefit on other items in surplus	8,458	2,909	264
Dividends from certain foreign corporations	54	120	234
Statutory valuation allowance	–	(9,144)	9,144
Prior period adjustment	(6,408)	(712)	(8,952)
Partnership permanent adjustment	–	(527)	(33)
Change in tax rates	–	9,236	–
Other	80	209	725

Total income tax reported	$(19,924)	$65,940	$14,549

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2018.

As of December 31, 2018 and 2017, the Company had no loss or tax credit carryforwards available for tax purposes.

56

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company incurred no income taxes during 2018, 2017, and 2016, that will be available for recoupment in the event of future net capital losses.

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate is as follows:

	December 31,
	2018	2017

Unrecognized tax benefits, opening balance	$4,395	$4,391
Additions for - tax positions of prior years	567	4

Unrecognized tax benefits, ending balance	$4,962	$4,395

The Company does not expect that the total amount of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit)/expense related to income taxes for the years ending in December 31, 2018, 2017, and 2016 is $(420), $316, and $74, respectively. The total interest payable balance as of December 31, 2018 and 2017 is $57 and $477, respectively. The Company recorded no liability for penalties.

During 2016, the Company modified its calculation of dividends that are eligible for the dividends received deduction. This resulted in recording a permanent tax benefit of $7,391 in the Company’s 2016 financial statements for years 2011 - 2015. This has been treated as a change in estimate.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and an examination is in progress for the years 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company had authorized 1,000,000 common stock shares at $10 per share par value of which 250,000 shares were issued and outstanding at December 31, 2018 and 2017.

The Company is subject to limitations, imposed by the State of Arkansas, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2019, without the prior approval of insurance regulatory authorities, is $49,914.

The Company paid an ordinary dividend of $200,000 and $140,000 to its parent company, TA Corp, on April 20, 2018 and December 27, 2017, respectively.

57

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company paid a cash return of capital of $75,000 and an extraordinary dividend of $75,000 to its parent company on December 22, 2016 and June 20, 2016, respectively.

Life and health insurance companies are subject to certain risk based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus to be maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2018, the Company meets the minimum RBC requirements.

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2018 and 2017, respectively, securities with a fair value of $165,759 and $203,508 were on loan under security lending agreements. At December 31, 2018 and 2017, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $164,585 and $209,584 at December 31, 2018 and 2017, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2018	2017

Open	$172,795	$209,669
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	172,795	209,669

Securities received	–	–

Total collateral received	$172,795	$209,669

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than it would receive for just cash.

58

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2018		2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$–	$–	$36,852	$36,852
30 days or less	59,891	59,891	81,005	81,005
31 to 60 days	35,387	35,387	25,277	25,277
61 to 90 days	17,660	17,660	27,493	27,493
91 to 120 days	28,522	28,522	10,468	10,468
121 to 180 days	19,388	19,388	16,680	16,680
181 to 365 days	–	–	–	–
1 to 2 years	417	417	1,951	1,950
2 to 3 years	935	935	6,774	6,771
Greater than 3 years	2,385	2,385	3,089	3,088

Total	164,585	164,585	209,589	209,584

Securities received	–	–	–	–

Total collateral reinvested	$164,585	$164,585	$209,589	$209,584

Collateral for securities lending transactions that extend beyond one year from the report date is as follows:

Description of collateral	2018	2017
ABS Autos	$1,352	$6,080
ABS Credit Cards	2,385	5,734

Total collateral extending beyond one year of the reporting date	$3,737	$11,814

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $164,977 (fair value of $164,585) that are currently tradable securities that could be sold and used to pay for the $172,795 in collateral calls that could come due under a worst-case scenario.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between Transamerica companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is also party to a derivative management and service agreement with Transamerica Life Insurance Company (TLIC), an Iowa domiciled insurance corporation, in which specified services are performed for the Company’s derivative

59

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

investments. The amount received by the Company as a result of being a party to these agreements was $1,886, $2,125 and $1,771 during 2018, 2017 and 2016, respectively. The amount paid as a result of being a party to these agreements was $16,658, $14,565 and $14,281 during 2018, 2017 and 2016, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $22, $31 and $52 for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is party to an administrative service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $1,495, $1,120 and $737, respectively, for these services during 2018, 2017 and 2016.

Payables to and receivables from affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2018 and 2017, respectively, the Company reported $7,671 and $14,884 as net amounts due to affiliates. Terms of settlement require that these amounts be settled within 90 days. During 2018, 2017 and 2016, respectively, the Company paid net interest of $111, $35 and $18 to affiliates.

At December 31, 2018 and 2017, the Company had no outstanding short-term intercompany notes receivable. At December 31, 2017, the Company had a short-term intercompany note payable of $10,000 as shown below.

Payable to	Amount	Due By	Interest Rate

Transamerica Corporation	$10,000	October 20, 2018	1.10%

13. Commitments and Contingencies

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws generally require insurers who are licensed to transact business within a state to become members of the state’s life insurance guaranty association. These associations have been established for the protection of policyholders and claimants in the event of insolvency of other insurance companies. At the time insolvency occurs, the guaranty association assesses the members of the association an amount sufficient to satisfy the insolvent insurer’s policyholder obligations (within specified limits). Assessments are charged to operations when incurred by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The

60

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Company utilized information from the National Organization of Life and Health Insurance Guaranty Associations to estimate the future assessments it will incur as a result of life insurance company insolvencies. At December 31, 2018 and 2017, the Company’s estimated liability for future guaranty fund assessments was $29 and $83, respectively. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate. In addition, the Company has a receivable for future premium tax deductions of $3,497 and $3,774 at December 31, 2018 and 2017, respectively.

At December 31, 2018 and 2017, the Company did not have any mortgage loan commitments outstanding.

At December 31, 2018 and 2017, the Company did not have any private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2018 and 2017, respectively, was $6,782 and $2,054.

At December 31, 2018 and 2017, securities in the amount of $27,306 and $10,904, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheet as the Company does not have the ability to sell or repledge the collateral.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2018 and 2017, the Company had dollar repurchase agreements outstanding in the amount of $10,197 and $36,249, respectively. The Company had an outstanding liability for borrowed money in the amount of $10,138 and $36,494, which included accrued interest of $33 and $95 at December 31, 2018 and 2017, respectively, due to participation in dollar repurchase agreements.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2018	2017

Open	$10,104	$36,399
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	10,104	36,399

Securities received	–	–

Total collateral received	$10,104	$36,399

61

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. As of December 31, 2018, there were no securities of NAIC designation 3 or below sold and reacquired within 30 days of the sale date.

15. Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity

As described in Note 2, the Company prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the AID. These practices differ from GAAP. The following reconciles statutory net income to GAAP net income (loss) and statutory surplus to GAAP equity for the years ended December 31, 2017 and 2016. As described in Note 2, the Company did not determine the variances for GAAP for the year ended December 31, 2018.

	2017	2016

Statutory net (loss) income	$193,953	$71,053
Future policy benefits and policyholder account balances	(101,055)	(30,515)
Federal income taxes	21,566	(41,970)
Deferred policy acquisition costs	(3,603)	(3,599)
Valuation of business acquired	(16,008)	(32,482)
Statutory interest maintenance reserve (net of tax)	313	(351)
Deferred sales inducements	(841)	(809)
Valuation of investments (net of tax)	5,080	18,146

Net income in conformity with GAAP	$99,405	$(20,527)

	2017	2016

Statutory surplus	$731,065	$696,043
Valuation of business acquired	201,204	222,294
Goodwill	2,800	2,800
Statutory interest maintenance reserve (net of tax)	4,373	4,060
Statutory asset valuation reserve	11,888	17,984
Valuation of investments (net of tax)	177,647	152,874
Future policy benefits and policyholder account balances	(86,882)	14,172
Federal income taxes	(34,249)	(43,870)
Deferred policy acquisition costs	30,298	33,901
Deferred sales inducements	6,867	7,708
Net reinsurance adjustments	(3,544)	(3,544)
Other	1,974	1,970

Equity in conformity with GAAP	$1,043,441	$1,106,392

62

Transamerica Advisors Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2018 through April 25, 2019.

63

Transamerica Advisors Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018 Attachment to Note 9
Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Southwest Equity General Company	86-0455577
Stonebridge Benefit Services Inc	75-2548428

64

Transamerica Advisors Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018 Attachment to Note 9
Entity Name	FEIN
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Asset Management (fka Transamerica Fund Advisors)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204

65

Transamerica Advisors Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018 Attachment to Note 9
Entity Name	FEIN
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

66

Statutory-Basis

Financial Statement Schedules

67

Transamerica Advisors Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2018

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$189,042	$221,742	$191,252
States, municipalities and political subdivisions	18,488	19,420	18,487
Foreign governments	23,505	23,844	23,505
Hybrid securities	24,037	22,885	24,037
All other corporate bonds	902,045	913,891	902,045
Preferred stocks	7,411	6,599	7,411

Total fixed maturities	1,164,528	1,208,381	1,166,737

Mortgage loans on real estate	25,839		25,839
Policy loans	588,195		588,195
Other long-term investments	1,506		1,506
Securities lending	164,585		164,585
Cash, cash equivalents and short-term investments	114,766		114,766

Total investments	$2,059,419		$2,061,628

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts .

(2)	United States government, state, municipal and political, hybrid and corporate bonds of $900 are held at fair value rather than amortized cost due to having an NAIC 6 rating.

68

Transamerica Advisors Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2018
Individual life	$937,347	$–	$35,515	$6,030	$52,592	$180,124	$(85,237)
Annuity	451,076	–	6,750	20,723	3,992	676,717	(473,599)
Other	–	–	–	–	(63)	–	–

	$1,388,423	$–	$42,265	$26,753	$56,521	$856,841	$(558,836)

Year ended December 31, 2017
Individual life	$979,923	$–	$29,134	$7,570	$55,098	$169,856	$(83,460)
Annuity	337,286	–	5,754	25,055	29,340	404,288	(460,202)
Other	–	–	–	–	(1,204)	–	–

	$1,317,209	$–	$34,888	$32,625	$83,234	$574,144	$(543,662)

Year ended December 31, 2016
Individual life	$1,027,343	$–	$28,745	$8,171	$55,640	$201,393	$(94,475)
Annuity	485,315	–	6,393	20,862	12,499	467,660	(414,239)
Other	–	–	–	–	42,204	–	–

	$1,512,658	$–	$35,138	$29,033	$110,343	$669,053	$(508,714)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

69

Transamerica Advisors Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2018
Life insurance in force	$4,132,854	$137,952	$1,204	$3,996,106	0%

Premiums:
Individual life	$7,216	$1,186	$–	$6,030	0%
Annuity	22,923	2,200	–	20,723	0%

	$30,139	$3,386	$–	$26,753	0%

Year ended December 31, 2017
Life insurance in force	$4,465,980	$157,363	$1,047	$4,309,664	0%

Premiums:
Individual life	$9,029	$1,460	$–	$7,569	0%
Annuity	27,394	2,338	–	25,056	0%

	$36,423	$3,798	$–	$32,625	0%

Year ended December 31, 2016
Life insurance in force	$4,586,845	$177,988	$924	$4,409,781	0%

Premiums:
Individual life	$9,752	$1,582	$–	$8,170	0%
Annuity	23,374	2,511	–	20,863	0%

	$33,126	$4,093	$–	$29,033	0%

70

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Years Ended December 31, 2018 and 2017

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Years Ended December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Advisors Life Insurance Company and the Contract Owners of Merrill Lynch Life Variable Annuity Separate Account B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock Government Money Market V.I. Class I Shares of Merrill Lynch Life Variable Annuity Separate Account B as of December 31, 2018, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BlackRock Government Money Market V.I. Class I Shares of Merrill Lynch Life Variable Annuity Separate Account B as of December 31, 2018 and the results of its operations and the changes in its net assets for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Transamerica Advisors Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of BlackRock Government Money Market V.I. Class I Shares in the Merrill Lynch Life Variable Annuity Separate Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount in the Merrill Lynch Life Variable Annuity Separate Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2019

We have served as the auditor of one of more of the subaccounts in Merrill Lynch Life Variable Annuity Separate Account B since 2014.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Government Money Market V.I. Class I Shares	1,130,384.154	$1,130,384	$1,130,384	$(11)	$1,130,373	71,476	$15.814823	$15.814823

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 3017 and 2018

BlackRock Government Money Market V.I. Class I Shares
Subaccount
Net Assets as of December 31, 2016:	$1,817,976

Investment Income:
Reinvested Dividends	9,337
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,835

Net Investment Income (Loss)	(498)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4
Realized Gain (Loss) on Investments	—

Net Realized Capital Gains (Losses) on Investments	4
Net Change in Unrealized Appreciation (Depreciation)	—

Net Gain (Loss) on Investment	4
Net Increase (Decrease) in Net Assets Resulting from Operations	(494)

Increase (Decrease) in Net Assets from Contract Transactions	(598,658)

Total Increase (Decrease) in Net Assets	(599,152)

Net Assets as of December 31, 2017:	$1,218,824

Investment Income:
Reinvested Dividends	18,445
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,620

Net Investment Income (Loss)	10,825
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—
Realized Gain (Loss) on Investments	—

Net Realized Capital Gains (Losses) on Investments	—
Net Change in Unrealized Appreciation (Depreciation)	—

Net Gain (Loss) on Investment	—
Net Increase (Decrease) in Net Assets Resulting from Operations	10,825

Increase (Decrease) in Net Assets from Contract Transactions	(99,276)

Total Increase (Decrease) in Net Assets	(88,451)

Net Assets as of December 31, 2018:	$1,130,373

See Accompanying Notes.

(1)	See Footnote 1

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2018

1. Organization

Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TALIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TALIC’s other assets and liabilities. The Separate Account consists of a single subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in the specified investment subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Government Money Market V.I. Class I Shares	BlackRock Government Money Market V.I. Fund Class I Shares

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2018

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2018.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2018.

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2018

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Subaccount	Purchases	Sales
BlackRock Government Money Market V.I. Class I Shares	$205,297	$293,743

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Government Money Market V.I. Class I Shares	11,871	(18,191)	(6,320)	75,108	(113,347)	(38,239)

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
BlackRock Government Money Market V.I. Class I Shares	$187,165	$(286,441)	$(99,276)	$1,175,763	$(1,774,421)	$(598,658)

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2018

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Government Money Market V.I. Class I Shares
12/31/2018	71,476	$15.81	to	$15.81	$1,130,373	1.58%	0.65%	to	0.65%	0.94%	to	0.94%
12/31/2017	77,796	15.67	to	15.67	1,218,824	0.62	0.65	to	0.65	(0.00)	to	(0.00)
12/31/2016	116,035	15.67	to	15.67	1,817,976	0.13	0.65	to	0.65	(0.52)	to	(0.52)
12/31/2015	112,037	15.75	to	15.75	1,764,495	—	0.65	to	0.65	(0.64)	to	(0.64)
12/31/2014	113,402	15.85	to	15.85	1,797,498	—	0.65	to	0.65	(0.64)	to	(0.64)

(1)	See footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

9

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2018

6. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $40, proportionately from the subaccount’s unit values. An annual charge of 0.65% is deducted (based on the death benefit selected) from the unit values of the subaccount of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

10

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2018

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TALIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TALIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

11

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Years Ended December 31, 2018 and 2017

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Years Ended December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Advisors Life Insurance Company and the Contract Owners of Merrill Lynch Life Variable Annuity Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A indicated in the table below as of December 31, 2018, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Merrill Lynch Life Variable Annuity Separate Account A as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB Global Thematic Growth Class A Shares (1)	Invesco V.I. Value Opportunities Series I Shares (1)
AB Growth and Income Class A Shares (1)	Janus Henderson - Enterprise Service Shares (1)
AB International Value Class A Shares (1)	Janus Henderson - Forty Service Shares (1)
AB Large Cap Growth Class A Shares (1)	MFS® Growth Initial Class (1)
AB Small/Mid Cap Value Class A Shares (1)	Oppenheimer Main Street® Service Shares (1)
AB Value Class A Shares (1)	PIMCO CommodityRealReturn® Strategy Administrative Class (1)
American Century VP Ultra® Class I Shares (1)	PIMCO Low Duration Administrative Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	PIMCO Real Return Administrative Class (1)
American Funds - Bond Class 2 Shares (1)	PIMCO Total Return Administrative Class (1)
American Funds - Growth Class 2 Shares (1)	Pioneer High Yield VCT Class II Shares (1)
American Funds - Growth-Income Class 2 Shares (1)	Pioneer Real Estate Shares VCT Class II Shares (1)
American Funds - International Class 2 Shares (1)	TA Barrow Hanley Dividend Focused Service Class (1)
BlackRock Advantage Large Cap Core V.I. Class I Shares (1)	TA BlackRock Global Allocation Service Class (4)
BlackRock Advantage Large Cap Value V.I. Class I Shares (1)	TA BlackRock Smart Beta 40 Service Class (1)
BlackRock Advantage U.S. Total Market V.I. Class I Shares (1)	TA Greystone International Growth Initial Class (3)
BlackRock Basic Value V.I. Class I Shares (1)	TA Janus Balanced Service Class (4)
BlackRock Capital Appreciation V.I. Class I Shares (1)	TA Janus Mid-Cap Growth Service Class (1)
BlackRock Equity Dividend V.I. Class I Shares (1)	TA Jennison Growth Initial Class (3)
BlackRock Global Allocation V.I. Class I Shares (1)	TA JPMorgan Enhanced Index Initial Class (3)
BlackRock Government Money Market V.I. Class I Shares (1)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
BlackRock High Yield V.I. Class I Shares (1)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
BlackRock International V.I. Class I Shares (1)	TA Managed Risk - Balanced ETF Service Class (1)
BlackRock Large Cap Focus Growth V.I. Class I Shares (1)	TA Managed Risk - Conservative ETF Service Class (1)
BlackRock Managed Volatility V.I. Class I Shares (1)	TA Managed Risk - Growth ETF Service Class (1)
BlackRock S&P 500 Index V.I. Class I Shares (1)	TA Market Participation Strategy Service Class (1)
BlackRock Total Return V.I. Class I Shares (1)	TA Multi-Managed Balanced Service Class (4)
BlackRock U.S. Government Bond V.I. Class I Shares (1)	TA PIMCO Tactical - Balanced Service Class (1)
Davis Value (1)	TA PIMCO Tactical - Conservative Service Class (1)
Eaton Vance VT Floating-Rate Income (1)	TA PIMCO Tactical - Growth Service Class (1)
Federated Kaufmann II Primary Shares (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
Federated Managed Volatility II Primary Shares (2)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
Franklin Templeton Growth Class 2 Shares (1)	TA Small/Mid Cap Value Service Class (1)
Invesco V.I. American Franchise Series I Shares (1)	TA T. Rowe Price Small Cap Initial Class (3)
Invesco V.I. Comstock Series I Shares (1)	TA TS&W International Equity Service Class (3)
Invesco V.I. Core Equity Series I Shares (1)	TA WMC US Growth Service Class (1)
Invesco V.I. International Growth Series I Shares (1)	Wanger International (1)
Invesco V.I. Mid Cap Core Equity Series I Shares (1)	Wanger USA (1)

(1)	Statements of operations and changes in net assets for the years ended December 31, 2018 and 2017
(2)	Statements of operations and changes in net assets for the period August 17, 2018 (commencement of operations) through December 31, 2018
(3)	Statements of operations and changes in net assets for the year ended December 31, 2018 and the period August 18, 2017 (commencement of operations) through December 31, 2017
(4)	Statements of operations and changes in net assets for the year ended December 31, 2018 and the period March 27, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Transamerica Advisors Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Merrill Lynch Life Variable Annuity Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Merrill Lynch Life Variable Annuity Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2019

We have served as the auditor of one or more of the subaccounts in Merrill Lynch Life Variable Annuity Separate Account A since 2014.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Global Thematic Growth Class A Shares	236,141.650	$5,835,153	$6,458,474	$(5)	$6,458,469	611,610	$10.559782	$10.559782
AB Growth and Income Class A Shares	220,319.376	5,398,974	6,120,472	4	6,120,476	265,326	23.064371	23.118491
AB International Value Class A Shares	133,943.545	1,924,713	1,658,221	3	1,658,224	270,115	5.982629	6.346663
AB Large Cap Growth Class A Shares	1,552,384.082	57,019,285	80,335,876	(3)	80,335,873	2,145,346	14.564922	40.841647
AB Small/Mid Cap Value Class A Shares	232,051.926	4,525,412	3,928,639	(5)	3,928,634	161,560	23.566529	25.302433
AB Value Class A Shares	61,747.555	832,694	895,957	(1)	895,956	60,232	14.314426	15.369345
American Century VP Ultra® Class I Shares	434,420.774	7,170,903	7,558,921	(5)	7,558,916	305,403	23.913274	25.837322
American Funds—Asset Allocation Class 2 Shares	552,435.475	11,182,338	11,645,340	17	11,645,357	561,461	19.875869	21.339908
American Funds—Bond Class 2 Shares	642,504.942	6,896,009	6,643,501	13	6,643,514	548,880	11.625900	12.482255
American Funds—Growth Class 2 Shares	430,932.338	29,660,068	29,941,179	(15)	29,941,164	1,072,621	26.856190	28.834202
American Funds—Growth-Income Class 2 Shares	387,083.545	17,356,459	17,380,051	6	17,380,057	751,366	22.262927	23.902917
American Funds—International Class 2 Shares	3,379,952.379	62,496,291	59,487,162	10	59,487,172	3,176,653	18.052934	19.382848
BlackRock Advantage Large Cap Core V.I. Class I Shares	5,798,367.278	169,450,531	132,202,774	71	132,202,845	2,333,718	22.619641	61.222781
BlackRock Advantage Large Cap Value V.I. Class I Shares	7,441,989.438	78,905,789	62,512,711	34	62,512,745	2,551,970	19.852166	25.107598
BlackRock Advantage U.S. Total Market V.I. Class I Shares	5,090,078.791	108,467,923	107,451,563	189	107,451,752	1,567,924	21.648734	73.892047
BlackRock Basic Value V.I. Class I Shares	13,434,985.946	192,574,485	166,459,476	(14)	166,459,462	3,704,485	19.007297	61.499066
BlackRock Capital Appreciation V.I. Class I Shares	15,286,765.302	129,569,220	110,829,048	37	110,829,085	5,289,519	16.388422	26.647349
BlackRock Equity Dividend V.I. Class I Shares	906,907.750	9,669,729	9,223,252	(3)	9,223,249	170,813	53.996113	53.996113
BlackRock Global Allocation V.I. Class I Shares	21,779,814.770	330,006,484	330,835,386	(41)	330,835,345	9,772,637	18.795566	40.507627
BlackRock Government Money Market V.I. Class I Shares	88,576,013.724	88,576,013	88,576,014	(233)	88,575,781	7,011,565	9.262425	13.351910
BlackRock High Yield V.I. Class I Shares	10,870,045.293	76,777,998	73,916,308	337,226	74,253,534	2,398,476	18.133821	39.781818
BlackRock International V.I. Class I Shares	6,282,722.515	61,100,373	57,801,047	(20)	57,801,027	3,357,454	13.118006	17.970849
BlackRock Large Cap Focus Growth V.I. Class I Shares	5,165,706.632	68,719,688	68,807,212	103	68,807,315	2,925,988	23.314341	28.046837
BlackRock Managed Volatility V.I. Class I Shares	728,349.214	9,097,852	9,796,297	5	9,796,302	372,449	26.302429	26.302429
BlackRock S&P 500 Index V.I. Class I Shares	6,093,702.118	114,046,636	124,920,893	(2)	124,920,891	3,972,195	16.746302	35.790611
BlackRock Total Return V.I. Class I Shares	10,194,514.304	119,340,700	117,542,750	282,184	117,824,934	6,297,785	12.720950	25.878588
BlackRock U.S. Government Bond V.I. Class I Shares	5,143,747.141	53,080,658	51,077,409	100,999	51,178,408	2,646,121	11.685164	20.727845
Davis Value	8,052,511.973	77,761,858	55,481,807	30	55,481,837	2,928,421	17.112486	21.655354
Eaton Vance VT Floating-Rate Income	388,828.416	3,597,237	3,468,349	(310)	3,468,039	256,450	13.064214	14.027104
Federated Kaufmann II Primary Shares	1,493,843.337	25,747,854	27,710,794	94	27,710,888	952,789	28.140877	30.302037
Federated Managed Volatility II Primary Shares	210,429.501	2,215,480	2,020,123	(83)	2,020,040	220,004	9.169838	9.187203
Franklin Templeton Foreign Class 2 Shares	137,596.813	1,898,109	1,752,983	1	1,752,984	120,421	14.034172	15.068836
Franklin Templeton Growth Class 2 Shares	129,572.503	1,670,696	1,582,080	2	1,582,082	106,873	14.361549	15.419819
Invesco V.I. American Franchise Series I Shares	303,727.791	13,284,246	17,358,043	(1)	17,358,042	1,054,353	10.324696	21.234946
Invesco V.I. Comstock Series I Shares	4,203,727.205	65,863,326	67,764,083	(17)	67,764,066	3,259,212	19.356656	21.221720
Invesco V.I. Core Equity Series I Shares	1,183,390.771	35,935,742	36,614,110	32	36,614,142	2,159,367	16.461575	16.975405
Invesco V.I. International Growth Series I Shares	208,013.900	6,591,655	6,860,298	33	6,860,331	546,792	12.145041	21.842440
Invesco V.I. Mid Cap Core Equity Series I Shares	232,552.962	3,067,425	2,551,106	(6)	2,551,100	135,879	18.202494	19.543650
Invesco V.I. Value Opportunities Series I Shares	41,958.801	260,427	230,773	2	230,775	16,760	13.197891	14.170323
Janus Henderson—Enterprise Service Shares	7,975.402	454,247	502,371	(10)	502,361	19,742	24.641914	26.141006
Janus Henderson—Forty Service Shares	175,736.527	6,042,510	5,825,666	(2)	5,825,664	238,201	23.873261	25.325484
MFS® Growth Initial Class	1,484,343.755	47,800,088	69,779,000	—	69,779,000	2,032,233	13.757954	40.485540
See accompanying notes

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Oppenheimer Main Street® Service Shares	34,399.085	$995,026	$911,920	$(2)	$911,918	42,583	$20.510161	$22.021223
PIMCO CommodityRealReturn® Strategy Administrative Class	1,233,166.754	10,073,683	7,423,664	1	7,423,665	1,315,751	5.448526	5.850248
PIMCO Low Duration Administrative Class	4,444,864.325	46,322,238	44,804,232	(486)	44,803,746	3,796,153	11.461639	12.158649
PIMCO Real Return Administrative Class	2,336,998.315	30,175,609	27,693,430	(422)	27,693,008	2,091,521	12.781977	13.723918
PIMCO Total Return Administrative Class	16,853,605.053	184,286,402	176,625,781	(356)	176,625,425	10,491,439	14.765300	19.600508
Pioneer High Yield VCT Class II Shares	287,843.030	2,737,554	2,498,478	(250)	2,498,228	148,851	16.168813	17.360185
Pioneer Real Estate Shares VCT Class II Shares	130,856.809	2,124,096	1,646,179	(18)	1,646,161	100,093	15.928751	16.813251
TA Barrow Hanley Dividend Focused Service Class	1,952,328.867	41,787,644	43,400,271	5	43,400,276	3,569,691	12.010214	12.308398
TA BlackRock Global Allocation Service Class	10,684.859	154,526	143,925	—	143,925	14,662	9.816092	9.823030
TA BlackRock Smart Beta 40 Service Class	54,097.812	502,984	516,093	(1)	516,092	48,326	10.451897	11.032083
TA Greystone International Growth Initial Class	2,794,170.588	26,078,945	22,381,306	(8)	22,381,298	2,608,040	8.581654	8.581654
TA Janus Balanced Service Class	98,659.875	1,494,768	1,446,354	(1)	1,446,353	132,419	10.868127	10.964883
TA Janus Mid-Cap Growth Service Class	660,577.726	18,690,107	19,335,110	2	19,335,112	1,214,087	15.645170	16.202547
TA Jennison Growth Initial Class	135,735.462	1,374,099	1,296,274	1	1,296,275	120,895	10.674770	10.748600
TA JPMorgan Enhanced Index Initial Class	57,569.555	1,166,907	1,111,092	—	1,111,092	110,445	10.013410	10.082673
TA Legg Mason Dynamic Allocation—Balanced Service Class	54,295.356	654,404	633,084	(1)	633,083	55,150	11.479213	11.479213
TA Legg Mason Dynamic Allocation—Growth Service Class	26,886.256	342,462	331,239	—	331,239	27,578	12.010935	12.010935
TA Managed Risk—Balanced ETF Service Class	349,213.080	4,133,628	4,061,348	—	4,061,348	334,959	12.124914	12.124914
TA Managed Risk—Conservative ETF Service Class	350,433.862	4,339,591	4,198,198	2	4,198,200	356,948	11.761363	11.761363
TA Managed Risk—Growth ETF Service Class	348,805.367	3,594,235	3,547,351	1	3,547,352	273,090	12.989704	12.989704
TA Market Participation Strategy Service Class	1,619.696	19,992	18,999	—	18,999	1,551	12.247271	12.247271
TA Multi-Managed Balanced Service Class	13,812.754	204,101	187,163	—	187,163	18,208	10.226869	10.317932
TA PIMCO Tactical—Balanced Service Class	88,861.466	1,079,696	925,936	1	925,937	78,278	11.828884	11.828884
TA PIMCO Tactical—Conservative Service Class	96,296.188	1,125,155	998,591	1	998,592	85,882	11.627516	11.627516
TA PIMCO Tactical—Growth Service Class	33,572.386	389,272	341,095	1	341,096	28,066	12.153439	12.153439
TA QS Investors Active Asset Allocation—Conservative Service Class	285,691.714	3,043,080	3,071,186	—	3,071,186	270,976	11.333811	11.333811
TA QS Investors Active Asset Allocation—Moderate Service Class	289,296.298	3,362,414	3,300,871	(2)	3,300,869	281,488	11.726485	11.726485
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	143,328.506	1,576,950	1,609,579	—	1,609,579	131,361	12.253087	12.253087
TA Small/Mid Cap Value Service Class	1,888,681.308	36,855,003	31,427,657	11	31,427,668	1,671,502	18.290205	19.305810
TA T. Rowe Price Small Cap Initial Class	682,475.446	9,601,295	9,411,336	(2)	9,411,334	928,039	10.125550	10.195593
TA TS&W International Equity Service Class	209,791.758	2,826,921	2,475,543	—	2,475,543	279,901	8.812072	8.873057
TA WMC US Growth Service Class	1,523,939.302	37,560,672	39,957,688	8	39,957,696	2,225,112	17.466724	18.436395
Wanger International	1,103,048.733	30,566,516	24,487,682	2	24,487,684	1,920,757	12.367199	13.119469
Wanger USA	550,863.288	14,415,194	11,402,870	14	11,402,884	426,380	25.824033	27.727353

See accompanying notes.

3

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	AB Global Thematic Growth Class A Shares Subaccount	AB Growth and Income Class A Shares Subaccount	AB International Value Class A Shares Subaccount	AB Large Cap Growth Class A Shares Subaccount	AB Small/Mid Cap Value Class A Shares Subaccount
Net Assets as of December 31, 2016:	$4,553,559	$7,952,696	$1,884,218	$77,691,483	$4,917,465

Investment Income:
Reinvested Dividends	25,381	108,867	50,212	—	22,057
Investment Expense:
Mortality and Expense Risk and Administrative Charges	76,060	120,945	32,710	1,161,344	73,529

Net Investment Income (Loss)	(50,679)	(12,078)	17,502	(1,161,344)	(51,472)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	644,305	—	4,777,157	237,217
Realized Gain (Loss) on Investments	208,828	800,665	30,061	6,393,323	153,589

Net Realized Capital Gains (Losses) on Investments	208,828	1,444,970	30,061	11,170,480	390,806
Net Change in Unrealized Appreciation (Depreciation)	1,453,093	(228,154)	393,612	12,303,976	191,523

Net Gain (Loss) on Investment	1,661,921	1,216,816	423,673	23,474,456	582,329
Net Increase (Decrease) in Net Assets Resulting from Operations	1,611,242	1,204,738	441,175	22,313,112	530,857

Increase (Decrease) in Net Assets from Contract Transactions	1,152,803	(1,295,020)	146,787	(9,933,428)	(291,414)

Total Increase (Decrease) in Net Assets	2,764,045	(90,282)	587,962	12,379,684	239,443

Net Assets as of December 31, 2017:	$7,317,604	$7,862,414	$2,472,180	$90,071,167	$5,156,908

Investment Income:
Reinvested Dividends	—	73,347	33,097	—	22,805
Investment Expense:
Mortality and Expense Risk and Administrative Charges	100,118	117,819	33,345	1,244,778	74,655

Net Investment Income (Loss)	(100,118)	(44,472)	(248)	(1,244,778)	(51,850)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	827,363	—	9,861,367	380,437
Realized Gain (Loss) on Investments	512,971	972,979	61,520	7,424,962	144,046

Net Realized Capital Gains (Losses) on Investments	512,971	1,800,342	61,520	17,286,329	524,483
Net Change in Unrealized Appreciation (Depreciation)	(1,248,396)	(2,195,244)	(595,005)	(14,308,164)	(1,220,214)

Net Gain (Loss) on Investment	(735,425)	(394,902)	(533,485)	2,978,165	(695,731)
Net Increase (Decrease) in Net Assets Resulting from Operations	(835,543)	(439,374)	(533,733)	1,733,387	(747,581)

Increase (Decrease) in Net Assets from Contract Transactions	(23,592)	(1,302,564)	(280,223)	(11,468,681)	(480,693)

Total Increase (Decrease) in Net Assets	(859,135)	(1,741,938)	(813,956)	(9,735,294)	(1,228,274)

Net Assets as of December 31, 2018:	$6,458,469	$6,120,476	$1,658,224	$80,335,873	$3,928,634

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	AB Value Class A Shares Subaccount	American Century VP Ultra® Class I Shares Subaccount	American Funds - Asset Allocation Class 2 Shares Subaccount	American Funds - Bond Class 2 Shares Subaccount	American Funds - Growth Class 2 Shares Subaccount
Net Assets as of December 31, 2016:	$1,271,194	$5,620,633	$12,178,489	$7,593,306	$33,061,531

Investment Income:
Reinvested Dividends	14,133	23,862	195,198	136,287	172,447
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,847	92,597	205,640	119,685	577,644

Net Investment Income (Loss)	(2,714)	(68,735)	(10,442)	16,602	(405,197)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	303,365	588,498	109,914	3,384,904
Realized Gain (Loss) on Investments	121,281	431,053	455,551	2,922	3,834,198

Net Realized Capital Gains (Losses) on Investments	121,281	734,418	1,044,049	112,836	7,219,102
Net Change in Unrealized Appreciation (Depreciation)	10,718	1,102,087	684,443	17,710	1,369,922

Net Gain (Loss) on Investment	131,999	1,836,505	1,728,492	130,546	8,589,024
Net Increase (Decrease) in Net Assets Resulting from Operations	129,285	1,767,770	1,718,050	147,148	8,183,827

Increase (Decrease) in Net Assets from Contract Transactions	(143,230)	1,022,760	(711,326)	(836,500)	(5,006,805)

Total Increase (Decrease) in Net Assets	(13,945)	2,790,530	1,006,724	(689,352)	3,177,022

Net Assets as of December 31, 2017:	$1,257,249	$8,411,163	$13,185,213	$6,903,954	$36,238,553

Investment Income:
Reinvested Dividends	13,205	20,958	207,459	164,857	145,962
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,865	114,132	200,136	111,603	576,181

Net Investment Income (Loss)	(2,660)	(93,174)	7,323	53,254	(430,219)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	807,755	544,752	9,407	3,492,760
Realized Gain (Loss) on Investments	124,587	1,089,635	719,904	(59,353)	3,540,067

Net Realized Capital Gains (Losses) on Investments	124,587	1,897,390	1,264,656	(49,946)	7,032,827
Net Change in Unrealized Appreciation (Depreciation)	(301,022)	(1,806,491)	(1,990,959)	(167,383)	(6,738,543)

Net Gain (Loss) on Investment	(176,435)	90,899	(726,303)	(217,329)	294,284
Net Increase (Decrease) in Net Assets Resulting from Operations	(179,095)	(2,275)	(718,980)	(164,075)	(135,935)

Increase (Decrease) in Net Assets from Contract Transactions	(182,198)	(849,972)	(820,876)	(96,365)	(6,161,454)

Total Increase (Decrease) in Net Assets	(361,293)	(852,247)	(1,539,856)	(260,440)	(6,297,389)

Net Assets as of December 31, 2018:	$895,956	$7,558,916	$11,645,357	$6,643,514	$29,941,164

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	American Funds - Growth- Income Class 2 Shares Subaccount	American Funds - International Class 2 Shares Subaccount	BlackRock Advantage Large Cap Core V.I. Class I Shares Subaccount	BlackRock Advantage Large Cap Value V.I. Class I Shares Subaccount	BlackRock Advantage U.S. Total Market V.I. Class I Shares Subaccount
Net Assets as of December 31, 2016:	$19,294,213	$67,989,809	$152,381,811	$74,819,920	$132,464,219

Investment Income:
Reinvested Dividends	282,762	894,840	2,007,302	1,202,250	1,157,895
Investment Expense:
Mortality and Expense Risk and Administrative Charges	332,450	1,210,705	2,124,037	1,049,541	1,752,114

Net Investment Income (Loss)	(49,688)	(315,865)	(116,735)	152,709	(594,219)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,318,909	864,763	42,837,237	19,016,287	25,548,155
Realized Gain (Loss) on Investments	861,620	2,690,306	3,988,935	3,866,974	7,850,150

Net Realized Capital Gains (Losses) on Investments	2,180,529	3,555,069	46,826,172	22,883,261	33,398,305
Net Change in Unrealized Appreciation (Depreciation)	1,668,760	16,052,119	(17,161,377)	(11,818,956)	(17,454,460)

Net Gain (Loss) on Investment	3,849,289	19,607,188	29,664,795	11,064,305	15,943,845
Net Increase (Decrease) in Net Assets Resulting from Operations	3,799,601	19,291,323	29,548,060	11,217,014	15,349,626

Increase (Decrease) in Net Assets from Contract Transactions	(1,596,218)	(12,589,328)	(20,224,103)	(6,204,240)	(14,575,899)

Total Increase (Decrease) in Net Assets	2,203,383	6,701,995	9,323,957	5,012,774	773,727

Net Assets as of December 31, 2017:	$21,497,596	$74,691,804	$161,705,768	$79,832,694	$133,237,946

Investment Income:
Reinvested Dividends	273,700	1,145,029	2,205,153	1,368,497	1,561,127
Investment Expense:
Mortality and Expense Risk and Administrative Charges	327,094	1,137,953	2,123,171	1,020,862	1,724,656

Net Investment Income (Loss)	(53,394)	7,076	81,982	347,635	(163,529)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,376,470	3,239,002	18,805,586	7,450,391	11,472,384
Realized Gain (Loss) on Investments	1,202,700	2,453,920	310,530	3,596,974	8,308,816

Net Realized Capital Gains (Losses) on Investments	2,579,170	5,692,922	19,116,116	11,047,365	19,781,200
Net Change in Unrealized Appreciation (Depreciation)	(2,973,824)	(15,824,020)	(27,579,495)	(17,831,959)	(28,108,445)

Net Gain (Loss) on Investment	(394,654)	(10,131,098)	(8,463,379)	(6,784,594)	(8,327,245)
Net Increase (Decrease) in Net Assets Resulting from Operations	(448,048)	(10,124,022)	(8,381,397)	(6,436,959)	(8,490,774)

Increase (Decrease) in Net Assets from Contract Transactions	(3,669,491)	(5,080,610)	(21,121,526)	(10,882,990)	(17,295,420)

Total Increase (Decrease) in Net Assets	(4,117,539)	(15,204,632)	(29,502,923)	(17,319,949)	(25,786,194)

Net Assets as of December 31, 2018:	$17,380,057	$59,487,172	$132,202,845	$62,512,745	$107,451,752

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	BlackRock Basic Value V.I. Class I Shares Subaccount	BlackRock Capital Appreciation V.I. Class I Shares Subaccount	BlackRock Equity Dividend V.I. Class I Shares Subaccount	BlackRock Global Allocation V.I. Class I Shares Subaccount	BlackRock Government Money Market V.I. Class I Shares Subaccount
Net Assets as of December 31, 2016:	$219,362,118	$114,878,701	$12,385,242	$417,309,687	$92,394,288

Investment Income:
Reinvested Dividends	3,145,154	—	213,743	5,402,567	561,588
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,879,806	1,768,487	164,827	5,801,519	1,207,210

Net Investment Income (Loss)	265,348	(1,768,487)	48,916	(398,952)	(645,622)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,910,388	14,290,242	613,485	4,152,244	283
Realized Gain (Loss) on Investments	2,817,473	6,869,992	358,728	8,570,503	—

Net Realized Capital Gains (Losses) on Investments	10,727,861	21,160,234	972,213	12,722,747	283
Net Change in Unrealized Appreciation (Depreciation)	2,379,952	14,528,609	711,114	36,610,216	—

Net Gain (Loss) on Investment	13,107,813	35,688,843	1,683,327	49,332,963	283
Net Increase (Decrease) in Net Assets Resulting from Operations	13,373,161	33,920,356	1,732,243	48,934,011	(645,339)

Increase (Decrease) in Net Assets from Contract Transactions	(24,473,376)	(18,321,818)	(2,192,309)	(48,583,289)	(9,169,584)

Total Increase (Decrease) in Net Assets	(11,100,215)	15,598,538	(460,066)	350,722	(9,814,923)

Net Assets as of December 31, 2017:	$208,261,903	$130,477,239	$11,925,176	$417,660,409	$82,579,365

Investment Income:
Reinvested Dividends	3,425,851	—	213,062	3,471,482	1,358,831
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,727,130	1,849,950	149,736	5,279,727	1,175,052

Net Investment Income (Loss)	698,721	(1,849,950)	63,326	(1,808,245)	183,779
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,903,464	35,152,253	748,007	13,620,557	—
Realized Gain (Loss) on Investments	3,948,441	10,281,546	339,957	10,829,952	—

Net Realized Capital Gains (Losses) on Investments	23,851,905	45,433,799	1,087,964	24,450,509	—
Net Change in Unrealized Appreciation (Depreciation)	(40,778,074)	(40,256,752)	(2,001,176)	(54,413,047)	—

Net Gain (Loss) on Investment	(16,926,169)	5,177,047	(913,212)	(29,962,538)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,227,448)	3,327,097	(849,886)	(31,770,783)	183,779

Increase (Decrease) in Net Assets from Contract Transactions	(25,574,993)	(22,975,251)	(1,852,041)	(55,054,281)	5,812,637

Total Increase (Decrease) in Net Assets	(41,802,441)	(19,648,154)	(2,701,927)	(86,825,064)	5,996,416

Net Assets as of December 31, 2018:	$166,459,462	$110,829,085	$9,223,249	$330,835,345	$88,575,781

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	BlackRock High Yield V.I. Class I Shares Subaccount	BlackRock International V.I. Class I Shares Subaccount	BlackRock Large Cap Focus Growth V.I. Class I Shares Subaccount	BlackRock Managed Volatility V.I. Class I Shares Subaccount	BlackRock S&P 500 Index V.I. Class I Shares Subaccount
Net Assets as of December 31, 2016:	$95,184,463	$67,944,515	$68,622,461	$12,748,126	$133,801,141

Investment Income:
Reinvested Dividends	4,830,195	—	30,603	39,313	2,404,504
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,289,919	1,049,769	1,010,947	162,659	1,977,190

Net Investment Income (Loss)	3,540,276	(1,049,769)	(980,344)	(123,346)	427,314
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	12,642,781	78,438	5,974,618
Realized Gain (Loss) on Investments	1,062,231	1,547,340	3,685,571	375,351	8,636,841

Net Realized Capital Gains (Losses) on Investments	1,062,231	1,547,340	16,328,352	453,789	14,611,459
Net Change in Unrealized Appreciation (Depreciation)	761,614	18,897,330	2,749,190	88,473	10,916,607

Net Gain (Loss) on Investment	1,823,845	20,444,670	19,077,542	542,262	25,528,066
Net Increase (Decrease) in Net Assets Resulting from Operations	5,364,121	19,394,901	18,097,198	418,916	25,955,380

Increase (Decrease) in Net Assets from Contract Transactions	(10,105,209)	(3,642,869)	(9,024,260)	(1,741,267)	(12,749,938)

Total Increase (Decrease) in Net Assets	(4,741,088)	15,752,032	9,072,938	(1,322,351)	13,205,442

Net Assets as of December 31, 2017:	$90,443,375	$83,696,547	$77,695,399	$11,425,775	$147,006,583

Investment Income:
Reinvested Dividends	4,569,203	1,949,009	—	179,629	1,425,753
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,164,084	1,029,728	1,087,447	142,697	2,002,688

Net Investment Income (Loss)	3,405,119	919,281	(1,087,447)	36,932	(576,935)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,936,638	7,752,485	103,336	5,792,118
Realized Gain (Loss) on Investments	829,649	2,528,486	4,917,763	363,855	9,633,075

Net Realized Capital Gains (Losses) on Investments	829,649	4,465,124	12,670,248	467,191	15,425,193
Net Change in Unrealized Appreciation (Depreciation)	(7,397,869)	(23,078,168)	(9,384,448)	(531,801)	(22,419,987)

Net Gain (Loss) on Investment	(6,568,220)	(18,613,044)	3,285,800	(64,610)	(6,994,794)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,163,101)	(17,693,763)	2,198,353	(27,678)	(7,571,729)

Increase (Decrease) in Net Assets from Contract Transactions	(13,026,740)	(8,201,757)	(11,086,437)	(1,601,795)	(14,513,963)

Total Increase (Decrease) in Net Assets	(16,189,841)	(25,895,520)	(8,888,084)	(1,629,473)	(22,085,692)

Net Assets as of December 31, 2018:	$74,253,534	$57,801,027	$68,807,315	$9,796,302	$124,920,891

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	BlackRock Total Return V.I. Class I Shares Subaccount	BlackRock U.S. Government Bond V.I. Class I Shares Subaccount	Davis Value Subaccount	Eaton Vance VT Floating-Rate Income Subaccount	Federated Kaufmann II Primary Shares Subaccount
Net Assets as of December 31, 2016:	$140,477,141	$67,189,669	$66,645,842	$3,035,336	$24,410,908

Investment Income:
Reinvested Dividends	3,486,143	1,326,883	519,310	99,369	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,951,524	875,956	961,282	42,684	367,026

Net Investment Income (Loss)	1,534,619	450,927	(441,972)	56,685	(367,026)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	5,777,324	—	2,770,808
Realized Gain (Loss) on Investments	473,337	(174,674)	(428,434)	(10,410)	1,021,484

Net Realized Capital Gains (Losses) on Investments	473,337	(174,674)	5,348,890	(10,410)	3,792,292
Net Change in Unrealized Appreciation (Depreciation)	960,567	(169,350)	8,183,752	13,408	2,758,870

Net Gain (Loss) on Investment	1,433,904	(344,024)	13,532,642	2,998	6,551,162
Net Increase (Decrease) in Net Assets Resulting from Operations	2,968,523	106,903	13,090,670	59,683	6,184,136

Increase (Decrease) in Net Assets from Contract Transactions	(7,832,170)	(6,666,583)	(7,623,459)	104,831	(2,411,172)

Total Increase (Decrease) in Net Assets	(4,863,647)	(6,559,680)	5,467,211	164,514	3,772,964

Net Assets as of December 31, 2017:	$135,613,494	$60,629,989	$72,113,053	$3,199,850	$28,183,872

Investment Income:
Reinvested Dividends	3,544,944	1,187,337	566,384	126,110	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,816,536	761,003	964,656	47,258	424,787

Net Investment Income (Loss)	1,728,408	426,334	(398,272)	78,852	(424,787)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	11,390,603	—	2,091,652
Realized Gain (Loss) on Investments	(65,538)	(584,235)	(254,520)	5,049	1,379,463

Net Realized Capital Gains (Losses) on Investments	(65,538)	(584,235)	11,136,083	5,049	3,471,115
Net Change in Unrealized Appreciation (Depreciation)	(4,270,481)	(576,608)	(20,362,034)	(141,352)	(2,322,451)

Net Gain (Loss) on Investment	(4,336,019)	(1,160,843)	(9,225,951)	(136,303)	1,148,664
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,607,611)	(734,509)	(9,624,223)	(57,451)	723,877

Increase (Decrease) in Net Assets from Contract Transactions	(15,180,949)	(8,717,072)	(7,006,993)	325,640	(1,196,861)

Total Increase (Decrease) in Net Assets	(17,788,560)	(9,451,581)	(16,631,216)	268,189	(472,984)

Net Assets as of December 31, 2018:	$117,824,934	$51,178,408	$55,481,837	$3,468,039	$27,710,888

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Federated Managed Volatility II Primary Shares Subaccount(1)	Franklin Templeton Foreign Class 2 Shares Subaccount	Franklin Templeton Growth Class 2 Shares Subaccount	Invesco V.I. American Franchise Series I Shares Subaccount	Invesco V.I. Comstock Series I Shares Subaccount
Net Assets as of December 31, 2016:	$—	$2,476,543	$1,966,681	$18,217,296	$88,179,004

Investment Income:
Reinvested Dividends	—	63,713	32,356	15,765	1,872,515
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	33,978	28,771	273,321	1,209,068

Net Investment Income (Loss)	—	29,735	3,585	(257,556)	663,447
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	1,537,651	3,646,858
Realized Gain (Loss) on Investments	—	54,619	96,407	1,330,225	5,544,401

Net Realized Capital Gains (Losses) on Investments	—	54,619	96,407	2,867,876	9,191,259
Net Change in Unrealized Appreciation (Depreciation)	—	263,643	214,077	1,835,492	3,246,437

Net Gain (Loss) on Investment	—	318,262	310,484	4,703,368	12,437,696
Net Increase (Decrease) in Net Assets Resulting from Operations	—	347,997	314,069	4,445,812	13,101,143

Increase (Decrease) in Net Assets from Contract Transactions	—	(487,712)	(206,647)	(2,438,048)	(10,680,271)

Total Increase (Decrease) in Net Assets	—	(139,715)	107,422	2,007,764	2,420,872

Net Assets as of December 31, 2017:	$—	$2,336,828	$2,074,103	$20,225,060	$90,599,876

Investment Income:
Reinvested Dividends	—	57,401	38,814	—	1,394,184
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,383	29,774	28,042	285,522	1,173,175

Net Investment Income (Loss)	(11,383)	27,627	10,772	(285,522)	221,009
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	164,385	1,269,365	7,923,316
Realized Gain (Loss) on Investments	(3,454)	20,566	73,780	1,156,676	7,041,569

Net Realized Capital Gains (Losses) on Investments	(3,454)	20,566	238,165	2,426,041	14,964,885
Net Change in Unrealized Appreciation (Depreciation)	(195,357)	(409,456)	(558,778)	(2,891,740)	(25,406,675)

Net Gain (Loss) on Investment	(198,811)	(388,890)	(320,613)	(465,699)	(10,441,790)
Net Increase (Decrease) in Net Assets Resulting from Operations	(210,194)	(361,263)	(309,841)	(751,221)	(10,220,781)

Increase (Decrease) in Net Assets from Contract Transactions	2,230,234	(222,581)	(182,180)	(2,115,797)	(12,615,029)

Total Increase (Decrease) in Net Assets	2,020,040	(583,844)	(492,021)	(2,867,018)	(22,835,810)

Net Assets as of December 31, 2018:	$2,020,040	$1,752,984	$1,582,082	$17,358,042	$67,764,066

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Invesco V.I. Core Equity Series I Shares Subaccount	Invesco V.I. International Growth Series I Shares Subaccount	Invesco V.I. Mid Cap Core Equity Series I Shares Subaccount	Invesco V.I. Value Opportunities Series I Shares Subaccount	Janus Henderson - Enterprise Service Shares Subaccount
Net Assets as of December 31, 2016:	$46,789,592	$8,048,773	$3,304,222	$264,558	$554,440

Investment Income:
Reinvested Dividends	484,858	118,158	17,281	1,076	2,882
Investment Expense:
Mortality and Expense Risk and Administrative Charges	641,472	132,465	50,424	3,982	7,570

Net Investment Income (Loss)	(156,614)	(14,307)	(33,143)	(2,906)	(4,688)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,428,648	—	66,913	—	33,520
Realized Gain (Loss) on Investments	2,036,894	323,188	89,875	2,495	50,893

Net Realized Capital Gains (Losses) on Investments	4,465,542	323,188	156,788	2,495	84,413
Net Change in Unrealized Appreciation (Depreciation)	904,781	1,283,956	281,633	40,948	42,007

Net Gain (Loss) on Investment	5,370,323	1,607,144	438,421	43,443	126,420
Net Increase (Decrease) in Net Assets Resulting from Operations	5,213,709	1,592,837	405,278	40,537	121,732

Increase (Decrease) in Net Assets from Contract Transactions	(5,212,429)	(1,144,092)	(595,290)	(11,587)	(153,349)

Total Increase (Decrease) in Net Assets	1,280	448,745	(190,012)	28,950	(31,617)

Net Assets as of December 31, 2017:	$46,790,872	$8,497,518	$3,114,210	$293,508	$522,823

Investment Income:
Reinvested Dividends	390,130	163,206	14,999	915	732
Investment Expense:
Mortality and Expense Risk and Administrative Charges	605,326	126,077	45,381	4,143	7,652

Net Investment Income (Loss)	(215,196)	37,129	(30,382)	(3,228)	(6,920)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,794,147	55,271	415,087	29,352	26,868
Realized Gain (Loss) on Investments	2,361,659	226,946	20,704	1,479	16,883

Net Realized Capital Gains (Losses) on Investments	5,155,806	282,217	435,791	30,831	43,751
Net Change in Unrealized Appreciation (Depreciation)	(9,305,060)	(1,670,373)	(774,903)	(86,713)	(47,093)

Net Gain (Loss) on Investment	(4,149,254)	(1,388,156)	(339,112)	(55,882)	(3,342)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,364,450)	(1,351,027)	(369,494)	(59,110)	(10,262)

Increase (Decrease) in Net Assets from Contract Transactions	(5,812,280)	(286,160)	(193,616)	(3,623)	(10,200)

Total Increase (Decrease) in Net Assets	(10,176,730)	(1,637,187)	(563,110)	(62,733)	(20,462)

Net Assets as of December 31, 2018:	$36,614,142	$6,860,331	$2,551,100	$230,775	$502,361

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Janus Henderson - Forty Service Shares Subaccount	MFS® Growth Initial Class Subaccount	Oppenheimer Main Street® Service Shares Subaccount	PIMCO CommodityRealReturn® Strategy Administrative Class Subaccount	PIMCO Low Duration Administrative Class Subaccount
Net Assets as of December 31, 2016:	$5,438,914	$62,439,324	$782,328	$9,455,115	$52,806,154

Investment Income:
Reinvested Dividends	—	71,527	8,734	997,327	700,748
Investment Expense:
Mortality and Expense Risk and Administrative Charges	89,833	953,112	11,520	136,458	785,443

Net Investment Income (Loss)	(89,833)	(881,585)	(2,786)	860,869	(84,695)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	358,604	2,706,612	14,325	—	—
Realized Gain (Loss) on Investments	(104,173)	4,962,871	11,296	(1,757,769)	(253,454)

Net Realized Capital Gains (Losses) on Investments	254,431	7,669,483	25,621	(1,757,769)	(253,454)
Net Change in Unrealized Appreciation (Depreciation)	1,346,248	10,954,155	94,361	959,963	252,981

Net Gain (Loss) on Investment	1,600,679	18,623,638	119,982	(797,806)	(473)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,510,846	17,742,053	117,196	63,063	(85,168)

Increase (Decrease) in Net Assets from Contract Transactions	(319,953)	(5,931,472)	11,935	(98,640)	(787,081)

Total Increase (Decrease) in Net Assets	1,190,893	11,810,581	129,131	(35,577)	(872,249)

Net Assets as of December 31, 2017:	$6,629,807	$74,249,905	$911,459	$9,419,538	$51,933,905

Investment Income:
Reinvested Dividends	79,619	70,909	9,514	181,436	960,132
Investment Expense:
Mortality and Expense Risk and Administrative Charges	96,455	1,087,230	13,540	131,492	761,950

Net Investment Income (Loss)	(16,836)	(1,016,321)	(4,026)	49,944	198,182
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	855,416	5,261,807	92,710	—	—
Realized Gain (Loss) on Investments	174,747	7,297,595	4,652	(1,652,000)	(552,849)

Net Realized Capital Gains (Losses) on Investments	1,030,163	12,559,402	97,362	(1,652,000)	(552,849)
Net Change in Unrealized Appreciation (Depreciation)	(937,766)	(10,014,304)	(188,608)	253,765	(253,883)

Net Gain (Loss) on Investment	92,397	2,545,098	(91,246)	(1,398,235)	(806,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,561	1,528,777	(95,272)	(1,348,291)	(608,550)

Increase (Decrease) in Net Assets from Contract Transactions	(879,704)	(5,999,682)	95,731	(647,582)	(6,521,609)

Total Increase (Decrease) in Net Assets	(804,143)	(4,470,905)	459	(1,995,873)	(7,130,159)

Net Assets as of December 31, 2018:	$5,825,664	$69,779,000	$911,918	$7,423,665	$44,803,746

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	PIMCO Real Return Administrative Class Subaccount	PIMCO Total Return Administrative Class Subaccount	Pioneer High Yield VCT Class II Shares Subaccount	Pioneer Real Estate Shares VCT Class II Shares Subaccount	TA Barrow Hanley Dividend Focused Service Class Subaccount
Net Assets as of December 31, 2016:	$33,264,101	$214,097,316	$2,396,021	$2,708,236	$56,088,136

Investment Income:
Reinvested Dividends	783,732	4,265,842	115,266	59,690	1,124,346
Investment Expense:
Mortality and Expense Risk and Administrative Charges	495,539	2,991,582	38,168	37,969	786,948

Net Investment Income (Loss)	288,193	1,274,260	77,098	21,721	337,398
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	178,287	—
Realized Gain (Loss) on Investments	(713,913)	(518,308)	(62,279)	(151,469)	1,779,073

Net Realized Capital Gains (Losses) on Investments	(713,913)	(518,308)	(62,279)	26,818	1,779,073
Net Change in Unrealized Appreciation (Depreciation)	1,132,402	6,478,198	119,861	(430)	5,004,519

Net Gain (Loss) on Investment	418,489	5,959,890	57,582	26,388	6,783,592
Net Increase (Decrease) in Net Assets Resulting from Operations	706,682	7,234,150	134,680	48,109	7,120,990

Increase (Decrease) in Net Assets from Contract Transactions	(1,481,388)	(17,121,842)	413,810	(224,305)	(9,987,793)

Total Increase (Decrease) in Net Assets	(774,706)	(9,887,692)	548,490	(176,196)	(2,866,803)

Net Assets as of December 31, 2017:	$32,489,395	$204,209,624	$2,944,511	$2,532,040	$53,221,333

Investment Income:
Reinvested Dividends	769,072	4,851,646	122,682	49,942	959,863
Investment Expense:
Mortality and Expense Risk and Administrative Charges	470,206	2,738,563	39,697	31,203	756,386

Net Investment Income (Loss)	298,866	2,113,083	82,985	18,739	203,477
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,192,307	—	210,071	—
Realized Gain (Loss) on Investments	(1,024,630)	(1,493,107)	(76,564)	(307,337)	1,815,018

Net Realized Capital Gains (Losses) on Investments	(1,024,630)	699,200	(76,564)	(97,266)	1,815,018
Net Change in Unrealized Appreciation (Depreciation)	(455,557)	(6,893,608)	(151,391)	(109,450)	(8,258,462)

Net Gain (Loss) on Investment	(1,480,187)	(6,194,408)	(227,955)	(206,716)	(6,443,444)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,181,321)	(4,081,325)	(144,970)	(187,977)	(6,239,967)

Increase (Decrease) in Net Assets from Contract Transactions	(3,615,066)	(23,502,874)	(301,313)	(697,902)	(3,581,090)

Total Increase (Decrease) in Net Assets	(4,796,387)	(27,584,199)	(446,283)	(885,879)	(9,821,057)

Net Assets as of December 31, 2018:	$27,693,008	$176,625,425	$2,498,228	$1,646,161	$43,400,276

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	TA BlackRock Global Allocation Service Class Subaccount(1)	TA BlackRock Smart Beta 40 Service Class Subaccount	TA Greystone International Growth Initial Class Subaccount(1)	TA Janus Balanced Service Class Subaccount(1)	TA Janus Mid-Cap Growth Service Class Subaccount
Net Assets as of December 31, 2016:	$—	$561,515	$—	$—	$23,354,699

Investment Income:
Reinvested Dividends	—	8,684	—	1,272	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	83	8,879	149,428	1,541	356,763

Net Investment Income (Loss)	(83)	(195)	(149,428)	(269)	(356,763)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	414	157,680
Realized Gain (Loss) on Investments	(27)	5,564	52,360	4,192	45,377

Net Realized Capital Gains (Losses) on Investments	(27)	5,564	52,360	4,606	203,057
Net Change in Unrealized Appreciation (Depreciation)	487	38,000	1,869,267	11,636	5,835,277

Net Gain (Loss) on Investment	460	43,564	1,921,627	16,242	6,038,334
Net Increase (Decrease) in Net Assets Resulting from Operations	377	43,369	1,772,199	15,973	5,681,571

Increase (Decrease) in Net Assets from Contract Transactions	28,420	(20,113)	29,474,388	251,976	(5,059,499)

Total Increase (Decrease) in Net Assets	28,797	23,256	31,246,587	267,949	622,072

Net Assets as of December 31, 2017:	$28,797	$584,771	$31,246,587	$267,949	$23,976,771

Investment Income:
Reinvested Dividends	362	9,279	339,693	5,803	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	971	8,733	380,524	8,187	341,632

Net Investment Income (Loss)	(609)	546	(40,831)	(2,384)	(341,632)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	350	—	144,413	9,558	989,445
Realized Gain (Loss) on Investments	(18)	4,247	26,189	608	891,606

Net Realized Capital Gains (Losses) on Investments	332	4,247	170,602	10,166	1,881,051
Net Change in Unrealized Appreciation (Depreciation)	(11,088)	(38,711)	(5,566,906)	(60,050)	(1,815,697)

Net Gain (Loss) on Investment	(10,756)	(34,464)	(5,396,304)	(49,884)	65,354
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,365)	(33,918)	(5,437,135)	(52,268)	(276,278)

Increase (Decrease) in Net Assets from Contract Transactions	126,493	(34,761)	(3,428,154)	1,230,672	(4,365,381)

Total Increase (Decrease) in Net Assets	115,128	(68,679)	(8,865,289)	1,178,404	(4,641,659)

Net Assets as of December 31, 2018:	$143,925	$516,092	$22,381,298	$1,446,353	$19,335,112

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	TA Jennison Growth Initial Class Subaccount(1)	TA JPMorgan Enhanced Index Initial Class Subaccount(1)	TA Legg Mason Dynamic Allocation - Balanced Service Class Subaccount	TA Legg Mason Dynamic Allocation—Growth Service Class Subaccount
Net Assets as of December 31, 2016:	$—	$—	$751,922	$110,064

Investment Income:
Reinvested Dividends	—	—	6,942	1,505
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,114	4,870	8,988	2,032

Net Investment Income (Loss)	(7,114)	(4,870)	(2,046)	(527)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—
Realized Gain (Loss) on Investments	9,902	1,262	(3,435)	7

Net Realized Capital Gains (Losses) on Investments	9,902	1,262	(3,435)	7
Net Change in Unrealized Appreciation (Depreciation)	147,312	98,428	63,669	17,355

Net Gain (Loss) on Investment	157,214	99,690	60,234	17,362
Net Increase (Decrease) in Net Assets Resulting from Operations	150,100	94,820	58,188	16,835

Increase (Decrease) in Net Assets from Contract Transactions	1,331,899	923,881	(227,245)	41,169

Total Increase (Decrease) in Net Assets	1,481,999	1,018,701	(169,057)	58,004

Net Assets as of December 31, 2017:	$1,481,999	$1,018,701	$582,865	$168,068

Investment Income:
Reinvested Dividends	239	14,217	11,583	1,683
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,993	16,848	9,211	2,391

Net Investment Income (Loss)	(18,754)	(2,631)	2,372	(708)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	147,795	55,696	—	—
Realized Gain (Loss) on Investments	77,535	10,540	(4,011)	2,310

Net Realized Capital Gains (Losses) on Investments	225,330	66,236	(4,011)	2,310
Net Change in Unrealized Appreciation (Depreciation)	(225,137)	(154,243)	(38,539)	(22,232)

Net Gain (Loss) on Investment	193	(88,007)	(42,550)	(19,922)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,561)	(90,638)	(40,178)	(20,630)

Increase (Decrease) in Net Assets from Contract Transactions	(167,163)	183,029	90,396	183,801

Total Increase (Decrease) in Net Assets	(185,724)	92,391	50,218	163,171

Net Assets as of December 31, 2018:	$1,296,275	$1,111,092	$633,083	$331,239

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	TA Managed Risk - Balanced ETF Service Class Subaccount	TA Managed Risk - Conservative ETF Service Class Subaccount	TA Managed Risk - Growth ETF Service Class Subaccount	TA Market Participation Strategy Service Class Subaccount
Net Assets as of December 31, 2016:	$3,187,688	$2,515,182	$1,540,592	$—

Investment Income:
Reinvested Dividends	53,414	51,186	51,555	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	44,058	38,533	33,070	58

Net Investment Income (Loss)	9,356	12,653	18,485	(58)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—
Realized Gain (Loss) on Investments	(13,206)	868	(17,052)	1

Net Realized Capital Gains (Losses) on Investments	(13,206)	868	(17,052)	1
Net Change in Unrealized Appreciation (Depreciation)	371,891	247,685	375,270	727

Net Gain (Loss) on Investment	358,685	248,553	358,218	728
Net Increase (Decrease) in Net Assets Resulting from Operations	368,041	261,206	376,703	670

Increase (Decrease) in Net Assets from Contract Transactions	302,825	667,186	1,796,817	19,129

Total Increase (Decrease) in Net Assets	670,866	928,392	2,173,520	19,799

Net Assets as of December 31, 2017:	$3,858,554	$3,443,574	$3,714,112	$19,799

Investment Income:
Reinvested Dividends	70,606	82,902	58,906	74
Investment Expense:
Mortality and Expense Risk and Administrative Charges	55,395	57,572	50,133	272

Net Investment Income (Loss)	15,211	25,330	8,773	(198)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	30,647	—	1,110
Realized Gain (Loss) on Investments	(6,415)	56,340	2,198	8

Net Realized Capital Gains (Losses) on Investments	(6,415)	86,987	2,198	1,118
Net Change in Unrealized Appreciation (Depreciation)	(282,938)	(334,482)	(339,080)	(1,720)

Net Gain (Loss) on Investment	(289,353)	(247,495)	(336,882)	(602)
Net Increase (Decrease) in Net Assets Resulting from Operations	(274,142)	(222,165)	(328,109)	(800)

Increase (Decrease) in Net Assets from Contract Transactions	476,936	976,791	161,349	—

Total Increase (Decrease) in Net Assets	202,794	754,626	(166,760)	(800)

Net Assets as of December 31, 2018:	$4,061,348	$4,198,200	$3,547,352	$18,999

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	TA Multi-Managed Balanced Service Class Subaccount(1)	TA PIMCO Tactical - Balanced Service Class Subaccount	TA PIMCO Tactical - Conservative Service Class Subaccount	TA PIMCO Tactical - Growth Service Class Subaccount
Net Assets as of December 31, 2016:	$—	$294,237	$726,067	$236,704

Investment Income:
Reinvested Dividends	—	1,369	10,023	1,100
Investment Expense:
Mortality and Expense Risk and Administrative Charges	192	5,966	10,518	3,563

Net Investment Income (Loss)	(192)	(4,597)	(495)	(2,463)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	22,438	24,481	8,656
Realized Gain (Loss) on Investments	5	4,148	9,922	270

Net Realized Capital Gains (Losses) on Investments	5	26,586	34,403	8,926
Net Change in Unrealized Appreciation (Depreciation)	1,977	23,027	32,212	26,498

Net Gain (Loss) on Investment	1,982	49,613	66,615	35,424
Net Increase (Decrease) in Net Assets Resulting from Operations	1,790	45,016	66,120	32,961

Increase (Decrease) in Net Assets from Contract Transactions	69,284	232,074	173,575	12,921

Total Increase (Decrease) in Net Assets	71,074	277,090	239,695	45,882

Net Assets as of December 31, 2017:	$71,074	$571,327	$965,762	$282,586

Investment Income:
Reinvested Dividends	3,035	32,908	38,710	9,657
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,391	12,162	15,576	4,335

Net Investment Income (Loss)	644	20,746	23,134	5,322
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,957	75,310	73,337	31,283
Realized Gain (Loss) on Investments	(3,808)	(2,347)	12,070	2,345

Net Realized Capital Gains (Losses) on Investments	6,149	72,963	85,407	33,628
Net Change in Unrealized Appreciation (Depreciation)	(18,915)	(173,510)	(178,225)	(74,080)

Net Gain (Loss) on Investment	(12,766)	(100,547)	(92,818)	(40,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,122)	(79,801)	(69,684)	(35,130)

Increase (Decrease) in Net Assets from Contract Transactions	128,211	434,411	102,514	93,640

Total Increase (Decrease) in Net Assets	116,089	354,610	32,830	58,510

Net Assets as of December 31, 2018:	$187,163	$925,937	$998,592	$341,096

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Service Class Subaccount
Net Assets as of December 31, 2016:	$2,755,207	$1,215,500	$1,413,204	$41,318,344

Investment Income:
Reinvested Dividends	52,217	19,735	20,624	364,700
Investment Expense:
Mortality and Expense Risk and Administrative Charges	39,652	19,252	21,464	571,267

Net Investment Income (Loss)	12,565	483	(840)	(206,567)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	3,441,853
Realized Gain (Loss) on Investments	(239)	(6,520)	(189)	493,619

Net Realized Capital Gains (Losses) on Investments	(239)	(6,520)	(189)	3,935,472
Net Change in Unrealized Appreciation (Depreciation)	272,955	194,484	273,749	1,179,344

Net Gain (Loss) on Investment	272,716	187,964	273,560	5,114,816
Net Increase (Decrease) in Net Assets Resulting from Operations	285,281	188,447	272,720	4,908,249

Increase (Decrease) in Net Assets from Contract Transactions	112,634	916,513	96,281	(6,937,807)

Total Increase (Decrease) in Net Assets	397,915	1,104,960	369,001	(2,029,558)

Net Assets as of December 31, 2017:	$3,153,122	$2,320,460	$1,782,205	$39,288,786

Investment Income:
Reinvested Dividends	51,106	40,975	26,656	242,958
Investment Expense:
Mortality and Expense Risk and Administrative Charges	42,539	36,288	26,360	550,714

Net Investment Income (Loss)	8,567	4,687	296	(307,756)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	3,596,150
Realized Gain (Loss) on Investments	4,970	5,407	258	253,942

Net Realized Capital Gains (Losses) on Investments	4,970	5,407	258	3,850,092
Net Change in Unrealized Appreciation (Depreciation)	(146,442)	(165,798)	(146,799)	(7,947,664)

Net Gain (Loss) on Investment	(141,472)	(160,391)	(146,541)	(4,097,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,905)	(155,704)	(146,245)	(4,405,328)

Increase (Decrease) in Net Assets from Contract Transactions	50,969	1,136,113	(26,381)	(3,455,790)

Total Increase (Decrease) in Net Assets	(81,936)	980,409	(172,626)	(7,861,118)

Net Assets as of December 31, 2018:	$3,071,186	$3,300,869	$1,609,579	$31,427,668

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	TA T. Rowe Price Small Cap Initial Class Subaccount(1)	TA TS&W International Equity Service Class Subaccount(1)	TA WMC US Growth Service Class Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Net Assets as of December 31, 2016:	$—	$—	$37,699,150	$27,752,368	$14,459,263

Investment Income:
Reinvested Dividends	—	—	80,080	362,644	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	60,911	22,692	626,563	457,221	206,586

Net Investment Income (Loss)	(60,911)	(22,692)	(546,483)	(94,577)	(206,586)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	932,222	227,146	2,234,023
Realized Gain (Loss) on Investments	57,500	5,519	1,336,985	(1,979,093)	(878,133)

Net Realized Capital Gains (Losses) on Investments	57,500	5,519	2,269,207	(1,751,947)	1,355,890
Net Change in Unrealized Appreciation (Depreciation)	1,275,844	321,928	8,750,681	10,171,850	1,131,968

Net Gain (Loss) on Investment	1,333,344	327,447	11,019,888	8,419,903	2,487,858
Net Increase (Decrease) in Net Assets Resulting from Operations	1,272,433	304,755	10,473,405	8,325,326	2,281,272

Increase (Decrease) in Net Assets from Contract Transactions	9,801,516	4,548,921	2,916,023	(5,199,626)	(3,341,582)

Total Increase (Decrease) in Net Assets	11,073,949	4,853,676	13,389,428	3,125,700	(1,060,310)

Net Assets as of December 31, 2017:	$11,073,949	$4,853,676	$51,088,578	$30,878,068	$13,398,953

Investment Income:
Reinvested Dividends	—	63,735	127,503	555,909	11,977
Investment Expense:
Mortality and Expense Risk and Administrative Charges	171,285	51,846	663,271	423,183	202,380

Net Investment Income (Loss)	(171,285)	11,889	(535,768)	132,726	(190,403)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	560,619	—	3,915,151	3,090,812	3,183,348
Realized Gain (Loss) on Investments	298,827	88,070	3,160,471	(999,986)	(1,164,803)

Net Realized Capital Gains (Losses) on Investments	859,446	88,070	7,075,622	2,090,826	2,018,545
Net Change in Unrealized Appreciation (Depreciation)	(1,465,802)	(673,306)	(5,971,976)	(7,691,110)	(1,885,902)

Net Gain (Loss) on Investment	(606,356)	(585,236)	1,103,646	(5,600,284)	132,643
Net Increase (Decrease) in Net Assets Resulting from Operations	(777,641)	(573,347)	567,878	(5,467,558)	(57,760)

Increase (Decrease) in Net Assets from Contract Transactions	(884,974)	(1,804,786)	(11,698,760)	(922,826)	(1,938,309)

Total Increase (Decrease) in Net Assets	(1,662,615)	(2,378,133)	(11,130,882)	(6,390,384)	(1,996,069)

Net Assets as of December 31, 2018:	$9,411,334	$2,475,543	$39,957,696	$24,487,684	$11,402,884

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

1. Organization

Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TALIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TALIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Global Thematic Growth Class A Shares	AB Global Thematic Growth Portfolio Class A Shares
AB Growth and Income Class A Shares	AB Growth and Income Portfolio Class A Shares
AB International Value Class A Shares	AB International Value Portfolio Class A Shares
AB Large Cap Growth Class A Shares	AB Large Cap Growth Portfolio Class A Shares
AB Small/Mid Cap Value Class A Shares	AB Small/Mid Cap Value Portfolio Class A Shares
AB Value Class A Shares	AB Value Portfolio Class A Shares
American Century Variable Series Funds, Inc.	American Century Variable Series Funds, Inc.
American Century VP Ultra® Class I Shares	American Century VP Ultra® Fund Class I Shares
American Funds Insurance Series ®	American Funds Insurance Series ®
American Funds—Asset Allocation Class 2 Shares	American Funds—Asset Allocation Fund Class 2 Shares
American Funds—Bond Class 2 Shares	American Funds—Bond Fund Class 2 Shares
American Funds—Growth Class 2 Shares	American Funds—Growth Fund Class 2 Shares
American Funds—Growth-Income Class 2 Shares	American Funds—Growth-Income Fund Class 2 Shares
American Funds—International Class 2 Shares	American Funds—International Fund Class 2 Shares
BlackRock Funds, Inc.	BlackRock Funds, Inc.
BlackRock Advantage Large Cap Core V.I. Class I Shares	BlackRock Advantage Large Cap Core V.I. Fund Class I Shares
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Fund Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Advantage U.S. Total Market V.I. Fund Class I Shares
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I
BlackRock Capital Appreciation V.I. Class I Shares	BlackRock Capital Appreciation V.I. Fund Class I
BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend V.I. Fund Class I Shares
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock Government Money Market V.I. Class I Shares	BlackRock Government Money Markety V.I. Fund Class I Shares
BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I. Fund Class I Shares
BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Fund Class I Shares
BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares
BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares
BlackRock Total Return V.I. Class I Shares	BlackRock Total Return V.I. Fund Class I

20

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
BlackRock Funds, Inc.	BlackRock Funds, Inc.
BlackRock U.S. Government Bond V.I. Class I Shares	BlackRock U.S. Government Bond V.I. Fund Class I Shares
Davis Variable Account Fund, Inc.	Davis Variable Account Fund, Inc.
Davis Value	Davis Value Portfolio
Eaton Vance Variable Trust	Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Fund
Federated Insurance Series	Federated Insurance Series
Federated Kaufmann II Primary Shares	Federated Kaufmann II Fund Primary Shares
Federated Managed Volatility II Primary Shares	Federated Managed Volatility II Fund Primary Shares
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2
Franklin Templeton Growth Class 2 Shares	Franklin Templeton Growth Fund Class 2
AIM Variable Insurance Funds—(Invesco Variable Insurance)	AIM Variable Insurance Funds—(Invesco Variable Insurance)
Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Fund Series I Shares
Invesco V.I. Comstock Series I Shares	Invesco V.I. Comstock Fund Series I Shares
Invesco V.I. Core Equity Series I Shares	Invesco V.I. Core Equity Fund Series I Shares
Invesco V.I. International Growth Series I Shares	Invesco V.I. International Growth Fund Series I Shares
Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Mid Cap Core Equity Fund Series I Shares
Invesco V.I. Value Opportunities Series I Shares	Invesco V.I. Value Opportunities Fund Series I Shares
Janus Aspen Series	Janus Aspen Series
Janus Henderson—Enterprise Service Shares	Janus Henderson—Enterprise Portfolio Service Shares
Janus Henderson—Forty Service Shares	Janus Henderson—Forty Portfolio Service Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® Growth Initial Class	MFS® Growth Series Initial Class
Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds
Oppenheimer Main Street® Service Shares	Oppenheimer Main Street Service Fund®/VA Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Administrative Class	PIMCO CommodityRealReturn® Strategy Administrative Portfolio Class
PIMCO Low Duration Administrative Class	PIMCO Low Duration Administrative Portfolio Class
PIMCO Real Return Administrative Class	PIMCO Real Return Administrative Portfolio Class
PIMCO Total Return Administrative Class	PIMCO Total Return Administrative Portfolio Class
Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust
Pioneer High Yield VCT Class II Shares	Pioneer High Yield VCT Portfolio Class II Shares
Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust
Pioneer Real Estate Shares VCT Class II Shares	Pioneer Real Estate Shares VCT Portfolio Class II Shares
Transamerica Series Trust	Transamerica Series Trust
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class
TA BlackRock Smart Beta 40 Service Class	Transamerica BlackRock Smart Beta 40 VP Service Class
TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class

21

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA Legg Mason Dynamic Allocation—Balanced Service Class	Transamerica Legg Mason Dynamic Allocation—Balanced VP Service Class
TA Legg Mason Dynamic Allocation—Growth Service Class	Transamerica Legg Mason Dynamic Allocation—Growth VP Service Class
TA Managed Risk—Balanced ETF Service Class	Transamerica Managed Risk—Balanced ETF VP Service Class
TA Managed Risk—Conservative ETF Service Class	Transamerica Managed Risk—Conservative ETF VP Service Class
TA Managed Risk—Growth ETF Service Class	Transamerica Managed Risk—Growth ETF VP Service Class
TA Market Participation Strategy Service Class	Transamerica Market Paticipation Strategy VP Service Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical—Balanced Service Class	Transamerica PIMCO Tactical—Balanced VP Service Class
TA PIMCO Tactical—Conservative Service Class	Transamerica PIMCO Tactical—Conservative VP Service Class
TA PIMCO Tactical—Growth Service Class	Transamerica PIMCO Tactical—Growth VP Service Class
TA QS Investors Active Asset Allocation—Conservative Service Class	Transamerica QS Investors Active Asset Allocation—Conservative VP Service Class
TA QS Investors Active Asset Allocation—Moderate Service Class	Transamerica QS Investors Active Asset Allocation—Moderate VP Service Class
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation—Moderate Growth VP Service Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Federated Managed Volatility II Primary Shares	August 17, 2018
TA Greystone International Growth Initial Class	August 18, 2017
TA Jennison Growth Initial Class	August 18, 2017
TA JPMorgan Enhanced Index Initial Class	August 18, 2017
TA T. Rowe Price Small Cap Initial Class	August 18, 2017
TA TS&W International Equity Service Class	August 18, 2017
TA BlackRock Global Allocation Service Class	March 27, 2017
TA Janus Balanced Service Class	March 27, 2017
TA Multi-Managed Balanced Service Class	March 27, 2017
TA Barrow Hanley Dividend Focused Service Class	February 5, 2014

22

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

1. Organization (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2018:

Subaccount	Formerly
TA BlackRock Smart Beta 40 Service Class	TA AB Dynamic Allocation Service Class
TA Greystone International Growth Initial Class	TA MFS International Equity Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
Federated Managed Volatility II Primary Shares	Federated Managed Tail Risk II Primary Shares

23

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2018.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2018.

24

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Subaccount	Purchases	Sales
AB Global Thematic Growth Class A Shares	$1,168,369	$1,292,080
AB Growth and Income Class A Shares	1,484,884	2,004,557
AB International Value Class A Shares	390,497	670,969
AB Large Cap Growth Class A Shares	10,392,127	13,244,209
AB Small/Mid Cap Value Class A Shares	790,575	942,680
AB Value Class A Shares	124,192	309,048
American Century VP Ultra® Class I Shares	1,785,003	1,920,388
American Funds—Asset Allocation Class 2 Shares	2,626,165	2,894,966
American Funds—Bond Class 2 Shares	1,506,455	1,540,159
American Funds—Growth Class 2 Shares	5,881,035	8,979,944
American Funds—Growth-Income Class 2 Shares	3,553,094	5,899,514
American Funds—International Class 2 Shares	10,260,986	12,095,516
BlackRock Advantage Large Cap Core V.I. Class I Shares	22,664,837	24,898,806
BlackRock Advantage Large Cap Value V.I. Class I Shares	10,477,356	13,562,324
BlackRock Advantage U.S. Total Market V.I. Class I Shares	15,755,571	21,742,110
BlackRock Basic Value V.I. Class I Shares	27,947,555	32,920,368
BlackRock Capital Appreciation V.I. Class I Shares	40,482,664	30,155,602
BlackRock Equity Dividend V.I. Class I Shares	1,243,321	2,284,030
BlackRock Global Allocation V.I. Class I Shares	21,147,217	64,389,206
BlackRock Government Money Market V.I. Class I Shares	40,655,040	34,658,484
BlackRock High Yield V.I. Class I Shares	6,820,268	16,423,854
BlackRock International V.I. Class I Shares	6,890,371	12,236,214
BlackRock Large Cap Focus Growth V.I. Class I Shares	9,905,554	14,326,956
BlackRock Managed Volatility V.I. Class I Shares	579,800	2,041,327
BlackRock S&P 500 Index V.I. Class I Shares	17,185,673	26,484,471
BlackRock Total Return V.I. Class I Shares	12,973,374	26,455,085
BlackRock U.S. Government Bond V.I. Class I Shares	3,455,638	11,766,783
Davis Value	15,930,741	11,945,408
Eaton Vance VT Floating-Rate Income	1,159,611	755,053
Federated Kaufmann II Primary Shares	5,121,420	4,651,414
Federated Managed Volatility II Primary Shares	2,316,224	97,290
Franklin Templeton Foreign Class 2 Shares	57,401	252,356
Franklin Templeton Growth Class 2 Shares	313,833	320,855
Invesco V.I. American Franchise Series I Shares	1,392,378	2,524,333
Invesco V.I. Comstock Series I Shares	13,616,332	18,087,047
Invesco V.I. Core Equity Series I Shares	4,666,191	7,899,528

25

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

3. Investments (continued)

Subaccount	Purchases	Sales
Invesco V.I. International Growth Series I Shares	$755,814	$949,566
Invesco V.I. Mid Cap Core Equity Series I Shares	794,143	603,057
Invesco V.I. Value Opportunities Series I Shares	30,267	7,767
Janus Henderson—Enterprise Service Shares	63,192	53,445
Janus Henderson—Forty Service Shares	1,492,822	1,533,943
MFS® Growth Initial Class	10,094,018	11,848,234
Oppenheimer Main Street® Service Shares	271,311	86,894
PIMCO CommodityRealReturn® Strategy Administrative Class	1,031,224	1,628,863
PIMCO Low Duration Administrative Class	6,425,655	12,748,846
PIMCO Real Return Administrative Class	3,094,036	6,410,195
PIMCO Total Return Administrative Class	16,372,417	35,569,953
Pioneer High Yield VCT Class II Shares	412,841	631,084
Pioneer Real Estate Shares VCT Class II Shares	457,376	926,471
TA Barrow Hanley Dividend Focused Service Class	5,854,386	9,232,004
TA BlackRock Global Allocation Service Class	127,322	1,088
TA BlackRock Smart Beta 40 Service Class	36,449	70,663
TA Greystone International Growth Initial Class	1,679,081	5,003,649
TA Janus Balanced Service Class	1,309,189	71,343
TA Janus Mid-Cap Growth Service Class	2,089,199	5,806,767
TA Jennison Growth Initial Class	477,329	515,452
TA JPMorgan Enhanced Index Initial Class	352,456	116,361
TA Legg Mason Dynamic Allocation—Balanced Service Class	348,443	255,674
TA Legg Mason Dynamic Allocation—Growth Service Class	224,306	41,214
TA Managed Risk—Balanced ETF Service Class	1,094,409	602,261
TA Managed Risk—Conservative ETF Service Class	1,915,165	882,398
TA Managed Risk—Growth ETF Service Class	399,990	229,870
TA Market Participation Strategy Service Class	1,184	272
TA Multi-Managed Balanced Service Class	192,007	53,195
TA PIMCO Tactical—Balanced Service Class	572,845	42,378
TA PIMCO Tactical—Conservative Service Class	506,216	307,231
TA PIMCO Tactical—Growth Service Class	182,343	52,098
TA QS Investors Active Asset Allocation—Conservative Service Class	190,025	130,490
TA QS Investors Active Asset Allocation—Moderate Service Class	1,385,186	244,386
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	443,050	469,135
TA Small/Mid Cap Value Service Class	6,830,187	6,997,582
TA T. Rowe Price Small Cap Initial Class	1,379,523	1,875,160

26

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

3. Investments (continued)

Subaccount	Purchases	Sales
TA TS&W International Equity Service Class	$497,619	$2,290,517
TA WMC US Growth Service Class	7,112,677	15,432,059
Wanger International	7,730,822	5,430,108
Wanger USA	4,180,516	3,125,880

27

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Global Thematic Growth Class A Shares	98,115	(103,160)	(5,045)	158,524	(59,289)	99,235
AB Growth and Income Class A Shares	23,952	(75,262)	(51,310)	9,942	(68,207)	(58,265)
AB International Value Class A Shares	49,343	(85,015)	(35,672)	54,949	(37,083)	17,866
AB Large Cap Growth Class A Shares	15,519	(300,898)	(285,379)	51,000	(363,180)	(312,180)
AB Small/Mid Cap Value Class A Shares	13,935	(29,758)	(15,823)	29,930	(41,104)	(11,174)
AB Value Class A Shares	6,407	(16,807)	(10,400)	13,826	(23,156)	(9,330)
American Century VP Ultra® Class I Shares	35,405	(67,812)	(32,407)	83,010	(40,035)	42,975
American Funds—Asset Allocation Class 2 Shares	87,035	(122,530)	(35,495)	31,675	(66,201)	(34,526)
American Funds—Bond Class 2 Shares	113,163	(121,378)	(8,215)	114,751	(184,034)	(69,283)
American Funds—Growth Class 2 Shares	76,059	(278,432)	(202,373)	121,534	(316,096)	(194,562)
American Funds—Growth-Income Class 2 Shares	78,024	(223,907)	(145,883)	61,578	(135,085)	(73,507)
American Funds—International Class 2 Shares	286,243	(518,211)	(231,968)	267,545	(892,739)	(625,194)
BlackRock Advantage Large Cap Core V.I. Class I Shares	37,840	(360,743)	(322,903)	39,426	(405,034)	(365,608)
BlackRock Advantage Large Cap Value V.I. Class I Shares	68,206	(463,211)	(395,005)	143,742	(386,603)	(242,861)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	51,854	(262,787)	(210,933)	39,577	(251,635)	(212,058)
BlackRock Basic Value V.I. Class I Shares	153,701	(648,735)	(495,034)	205,048	(735,112)	(530,064)
BlackRock Capital Appreciation V.I. Class I Shares	240,792	(1,218,014)	(977,222)	190,968	(1,148,740)	(957,772)
BlackRock Equity Dividend V.I. Class I Shares	4,922	(36,374)	(31,452)	3,581	(43,269)	(39,688)
BlackRock Global Allocation V.I. Class I Shares	163,684	(1,766,600)	(1,602,916)	187,998	(1,672,286)	(1,484,288)
BlackRock Government Money Market V.I. Class I Shares	3,242,097	(2,823,977)	418,120	1,845,589	(2,520,912)	(675,323)
BlackRock High Yield V.I. Class I Shares	91,809	(484,230)	(392,421)	139,692	(428,984)	(289,292)
BlackRock International V.I. Class I Shares	160,770	(552,123)	(391,353)	248,956	(428,801)	(179,845)
BlackRock Large Cap Focus Growth V.I. Class I Shares	87,652	(517,073)	(429,421)	108,328	(532,695)	(424,367)
BlackRock Managed Volatility V.I. Class I Shares	11,429	(71,895)	(60,466)	21,730	(89,102)	(67,372)
BlackRock S&P 500 Index V.I. Class I Shares	339,607	(722,082)	(382,475)	367,748	(750,240)	(382,492)
BlackRock Total Return V.I. Class I Shares	558,027	(1,391,533)	(833,506)	541,636	(909,157)	(367,521)
BlackRock U.S. Government Bond V.I. Class I Shares	134,547	(581,480)	(446,933)	117,944	(452,191)	(334,247)

28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Davis Value	189,802	(501,792)	(311,990)	101,786	(485,810)	(384,024)
Eaton Vance VT Floating-Rate Income	74,736	(51,415)	23,321	100,351	(93,004)	7,347
Federated Kaufmann II Primary Shares	97,881	(137,817)	(39,936)	70,445	(165,603)	(95,158)
Federated Managed Volatility II Primary Shares	228,849	(8,845)	220,004	—	—	—
Franklin Templeton Foreign Class 2 Shares	—	(13,478)	(13,478)	3,676	(33,001)	(29,325)
Franklin Templeton Growth Class 2 Shares	6,350	(17,048)	(10,698)	7,136	(19,689)	(12,553)
Invesco V.I. American Franchise Series I Shares	6,418	(119,110)	(112,692)	37,648	(188,598)	(150,950)
Invesco V.I. Comstock Series I Shares	198,511	(712,470)	(513,959)	168,662	(667,624)	(498,962)
Invesco V.I. Core Equity Series I Shares	82,422	(389,354)	(306,932)	47,967	(335,453)	(287,486)
Invesco V.I. International Growth Series I Shares	39,028	(59,157)	(20,129)	12,918	(94,390)	(81,472)
Invesco V.I. Mid Cap Core Equity Series I Shares	17,677	(26,616)	(8,939)	10,575	(39,780)	(29,205)
Invesco V.I. Value Opportunities Series I Shares	—	(219)	(219)	—	(742)	(742)
Janus Henderson—Enterprise Service Shares	1,281	(1,671)	(390)	3,501	(10,224)	(6,723)
Janus Henderson—Forty Service Shares	20,938	(54,297)	(33,359)	65,589	(79,218)	(13,629)
MFS® Growth Initial Class	131,589	(310,406)	(178,817)	81,611	(311,540)	(229,929)
Oppenheimer Main Street® Service Shares	7,172	(3,302)	3,870	2,866	(2,385)	481
PIMCO CommodityRealReturn® Strategy Administrative Class	136,216	(232,832)	(96,616)	206,850	(221,527)	(14,677)
PIMCO Low Duration Administrative Class	465,678	(1,020,481)	(554,803)	584,203	(650,645)	(66,442)
PIMCO Real Return Administrative Class	174,379	(446,655)	(272,276)	276,315	(384,692)	(108,377)
PIMCO Total Return Administrative Class	589,365	(1,980,839)	(1,391,474)	804,267	(1,771,524)	(967,257)
Pioneer High Yield VCT Class II Shares	16,626	(33,895)	(17,269)	53,470	(29,842)	23,628
Pioneer Real Estate Shares VCT Class II Shares	11,731	(51,836)	(40,105)	23,505	(36,154)	(12,649)
TA Barrow Hanley Dividend Focused Service Class	383,516	(622,068)	(238,552)	100,451	(883,508)	(783,057)
TA BlackRock Global Allocation Service Class	12,010	(15)	11,995	3,209	(542)	2,667
TA BlackRock Smart Beta 40 Service Class	2,462	(5,650)	(3,188)	2,810	(4,660)	(1,850)
TA Greystone International Growth Initial Class	121,839	(469,785)	(347,946)	3,084,422	(128,436)	2,955,986
TA Janus Balanced Service Class	113,964	(5,697)	108,267	36,353	(12,201)	24,152

29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Janus Mid-Cap Growth Service Class	68,014	(315,500)	(247,486)	35,371	(379,495)	(344,124)
TA Jennison Growth Initial Class	28,517	(42,835)	(14,318)	146,707	(11,494)	135,213
TA JPMorgan Enhanced Index Initial Class	25,588	(9,085)	16,503	95,492	(1,550)	93,942
TA Legg Mason Dynamic Allocation—Balanced Service Class	27,827	(21,108)	6,719	12,651	(32,314)	(19,663)
TA Legg Mason Dynamic Allocation—Growth Service Class	17,473	(3,046)	14,427	3,606	(74)	3,532
TA Managed Risk—Balanced ETF Service Class	79,491	(44,202)	35,289	47,321	(24,733)	22,588
TA Managed Risk—Conservative ETF Service Class	146,390	(67,895)	78,495	99,092	(43,438)	55,654
TA Managed Risk—Growth ETF Service Class	24,104	(12,895)	11,209	159,303	(24,393)	134,910
TA Market Participation Strategy Service Class	—	—	—	1,551	—	1,551
TA Multi-Managed Balanced Service Class	16,463	(4,810)	11,653	6,562	(7)	6,555
TA PIMCO Tactical—Balanced Service Class	36,406	(2,471)	33,935	28,489	(9,390)	19,099
TA PIMCO Tactical—Conservative Service Class	32,166	(24,005)	8,161	23,637	(9,558)	14,079
TA PIMCO Tactical—Growth Service Class	10,556	(3,666)	6,890	2,743	(1,662)	1,081
TA QS Investors Active Asset Allocation—Conservative Service Class	11,855	(7,403)	4,452	13,661	(3,790)	9,871
TA QS Investors Active Asset Allocation—Moderate Service Class	111,534	(17,122)	94,412	86,080	(10,620)	75,460
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	31,476	(35,064)	(3,588)	9,515	(1,580)	7,935
TA Small/Mid Cap Value Service Class	153,239	(300,998)	(147,759)	95,503	(448,795)	(353,292)
TA T. Rowe Price Small Cap Initial Class	74,340	(145,384)	(71,044)	1,067,646	(68,563)	999,083
TA TS&W International Equity Service Class	42,124	(218,334)	(176,210)	472,013	(15,902)	456,111
TA WMC US Growth Service Class	170,133	(749,880)	(579,747)	736,060	(560,211)	175,849
Wanger International	287,972	(331,004)	(43,032)	237,552	(585,146)	(347,594)
Wanger USA	36,077	(95,959)	(59,882)	8,456	(140,213)	(131,757)

30

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Global Thematic Growth Class A Shares	$1,182,727	$(1,206,319)	$(23,592)	$1,765,057	$(612,254)	$1,152,803
AB Growth and Income Class A Shares	589,748	(1,892,312)	(1,302,564)	221,435	(1,516,455)	(1,295,020)
AB International Value Class A Shares	361,558	(641,781)	(280,223)	420,052	(273,265)	146,787
AB Large Cap Growth Class A Shares	609,570	(12,078,251)	(11,468,681)	1,667,878	(11,601,306)	(9,933,428)
AB Small/Mid Cap Value Class A Shares	397,187	(877,880)	(480,693)	793,973	(1,085,387)	(291,414)
AB Value Class A Shares	111,444	(293,642)	(182,198)	232,993	(376,223)	(143,230)
American Century VP Ultra® Class I Shares	968,214	(1,818,186)	(849,972)	1,922,578	(899,818)	1,022,760
American Funds—Asset Allocation Class 2 Shares	1,888,532	(2,709,408)	(820,876)	649,275	(1,360,601)	(711,326)
American Funds—Bond Class 2 Shares	1,351,228	(1,447,593)	(96,365)	1,411,284	(2,247,784)	(836,500)
American Funds—Growth Class 2 Shares	2,284,861	(8,446,315)	(6,161,454)	3,086,821	(8,093,626)	(5,006,805)
American Funds—Growth-Income Class 2 Shares	1,924,408	(5,593,899)	(3,669,491)	1,345,289	(2,941,507)	(1,596,218)
American Funds—International Class 2 Shares	6,000,985	(11,081,595)	(5,080,610)	4,844,069	(17,433,397)	(12,589,328)
BlackRock Advantage Large Cap Core V.I. Class I Shares	1,858,892	(22,980,418)	(21,121,526)	1,653,805	(21,877,908)	(20,224,103)
BlackRock Advantage Large Cap Value V.I. Class I Shares	1,795,478	(12,678,468)	(10,882,990)	3,327,550	(9,531,790)	(6,204,240)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	2,851,295	(20,146,715)	(17,295,420)	1,900,526	(16,476,425)	(14,575,899)
BlackRock Basic Value V.I. Class I Shares	4,876,606	(30,451,599)	(25,574,993)	5,921,975	(30,395,351)	(24,473,376)
BlackRock Capital Appreciation V.I. Class I Shares	5,492,701	(28,467,952)	(22,975,251)	3,630,358	(21,952,176)	(18,321,818)
BlackRock Equity Dividend V.I. Class I Shares	287,822	(2,139,863)	(1,852,041)	192,702	(2,385,011)	(2,192,309)
BlackRock Global Allocation V.I. Class I Shares	4,602,728	(59,657,009)	(55,054,281)	4,919,692	(53,502,981)	(48,583,289)
BlackRock Government Money Market V.I. Class I Shares	39,568,541	(33,755,904)	5,812,637	20,796,092	(29,965,676)	(9,169,584)
BlackRock High Yield V.I. Class I Shares	2,347,689	(15,374,429)	(13,026,740)	3,388,245	(13,493,454)	(10,105,209)
BlackRock International V.I. Class I Shares	3,184,844	(11,386,601)	(8,201,757)	4,705,048	(8,347,917)	(3,642,869)
BlackRock Large Cap Focus Growth V.I. Class I Shares	2,305,405	(13,391,842)	(11,086,437)	2,358,810	(11,383,070)	(9,024,260)
BlackRock Managed Volatility V.I. Class I Shares	302,424	(1,904,219)	(1,601,795)	561,710	(2,302,977)	(1,741,267)
BlackRock S&P 500 Index V.I. Class I Shares	10,331,218	(24,845,181)	(14,513,963)	9,983,769	(22,733,707)	(12,749,938)
BlackRock Total Return V.I. Class I Shares	9,660,826	(24,841,775)	(15,180,949)	8,596,627	(16,428,797)	(7,832,170)
BlackRock U.S. Government Bond V.I. Class I Shares	2,358,506	(11,075,578)	(8,717,072)	2,068,690	(8,735,273)	(6,666,583)

31

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Davis Value	$4,096,479	$(11,103,472)	$(7,006,993)	$2,058,403	$(9,681,862)	$(7,623,459)
Eaton Vance VT Floating-Rate Income	1,038,945	(713,305)	325,640	1,370,844	(1,266,013)	104,831
Federated Kaufmann II Primary Shares	3,120,355	(4,317,216)	(1,196,861)	1,811,758	(4,222,930)	(2,411,172)
Federated Managed Volatility II Primary Shares	2,316,515	(86,281)	2,230,234	—	—	—
Franklin Templeton Foreign Class 2 Shares	—	(222,581)	(222,581)	59,837	(547,549)	(487,712)
Franklin Templeton Growth Class 2 Shares	114,067	(296,247)	(182,180)	116,688	(323,335)	(206,647)
Invesco V.I. American Franchise Series I Shares	130,549	(2,246,346)	(2,115,797)	646,271	(3,084,319)	(2,438,048)
Invesco V.I. Comstock Series I Shares	4,414,449	(17,029,478)	(12,615,029)	3,579,225	(14,259,496)	(10,680,271)
Invesco V.I. Core Equity Series I Shares	1,561,881	(7,374,161)	(5,812,280)	859,817	(6,072,246)	(5,212,429)
Invesco V.I. International Growth Series I Shares	544,204	(830,364)	(286,160)	186,101	(1,330,193)	(1,144,092)
Invesco V.I. Mid Cap Core Equity Series I Shares	369,939	(563,555)	(193,616)	213,301	(808,591)	(595,290)
Invesco V.I. Value Opportunities Series I Shares	—	(3,623)	(3,623)	—	(11,587)	(11,587)
Janus Henderson—Enterprise Service Shares	35,653	(45,853)	(10,200)	84,340	(237,689)	(153,349)
Janus Henderson—Forty Service Shares	562,290	(1,441,994)	(879,704)	1,457,638	(1,777,591)	(319,953)
MFS® Growth Initial Class	5,016,007	(11,015,689)	(5,999,682)	2,539,376	(8,470,848)	(5,931,472)
Oppenheimer Main Street® Service Shares	169,465	(73,734)	95,731	64,370	(52,435)	11,935
PIMCO CommodityRealReturn® Strategy Administrative Class	863,088	(1,510,670)	(647,582)	1,321,595	(1,420,235)	(98,640)
PIMCO Low Duration Administrative Class	5,523,841	(12,045,450)	(6,521,609)	6,990,277	(7,777,358)	(787,081)
PIMCO Real Return Administrative Class	2,358,834	(5,973,900)	(3,615,066)	3,742,258	(5,223,646)	(1,481,388)
PIMCO Total Return Administrative Class	9,737,638	(33,240,512)	(23,502,874)	13,112,413	(30,234,255)	(17,121,842)
Pioneer High Yield VCT Class II Shares	294,371	(595,684)	(301,313)	936,661	(522,851)	413,810
Pioneer Real Estate Shares VCT Class II Shares	200,262	(898,164)	(697,902)	417,415	(641,720)	(224,305)
TA Barrow Hanley Dividend Focused Service Class	4,929,745	(8,510,835)	(3,581,090)	1,297,198	(11,284,991)	(9,987,793)
TA BlackRock Global Allocation Service Class	126,652	(159)	126,493	34,144	(5,724)	28,420
TA BlackRock Smart Beta 40 Service Class	27,417	(62,178)	(34,761)	30,989	(51,102)	(20,113)
TA Greystone International Growth Initial Class	1,256,903	(4,685,057)	(3,428,154)	30,800,260	(1,325,872)	29,474,388

32

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Janus Balanced Service Class	$1,293,887	$(63,215)	$1,230,672	$379,741	$(127,765)	$251,976
TA Janus Mid-Cap Growth Service Class	1,110,713	(5,476,094)	(4,365,381)	501,202	(5,560,701)	(5,059,499)
TA Jennison Growth Initial Class	329,816	(496,979)	(167,163)	1,454,724	(122,825)	1,331,899
TA JPMorgan Enhanced Index Initial Class	282,778	(99,749)	183,029	940,084	(16,203)	923,881
TA Legg Mason Dynamic Allocation—Balanced Service Class	337,154	(246,758)	90,396	147,830	(375,075)	(227,245)
TA Legg Mason Dynamic Allocation—Growth Service Class	222,638	(38,837)	183,801	42,071	(902)	41,169
TA Managed Risk—Balanced ETF Service Class	1,026,041	(549,105)	476,936	600,034	(297,209)	302,825
TA Managed Risk—Conservative ETF Service Class	1,805,755	(828,964)	976,791	1,185,076	(517,890)	667,186
TA Managed Risk—Growth ETF Service Class	341,822	(180,473)	161,349	2,113,913	(317,096)	1,796,817
TA Market Participation Strategy Service Class	—	—	—	19,128	1	19,129
TA Multi-Managed Balanced Service Class	179,031	(50,820)	128,211	69,363	(79)	69,284
TA PIMCO Tactical—Balanced Service Class	464,880	(30,469)	434,411	348,416	(116,342)	232,074
TA PIMCO Tactical—Conservative Service Class	394,743	(292,229)	102,514	285,415	(111,840)	173,575
TA PIMCO Tactical—Growth Service Class	141,504	(47,864)	93,640	34,082	(21,161)	12,921
TA QS Investors Active Asset Allocation—Conservative Service Class	139,149	(88,180)	50,969	155,186	(42,552)	112,634
TA QS Investors Active Asset Allocation—Moderate Service Class	1,344,849	(208,736)	1,136,113	1,036,815	(120,302)	916,513
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	416,896	(443,277)	(26,381)	114,686	(18,405)	96,281
TA Small/Mid Cap Value Service Class	3,022,348	(6,478,138)	(3,455,790)	1,930,385	(8,868,192)	(6,937,807)
TA T. Rowe Price Small Cap Initial Class	827,066	(1,712,040)	(884,974)	10,528,569	(727,053)	9,801,516
TA TS&W International Equity Service Class	441,116	(2,245,902)	(1,804,786)	4,712,106	(163,185)	4,548,921
TA WMC US Growth Service Class	3,090,318	(14,789,078)	(11,698,760)	12,065,407	(9,149,384)	2,916,023
Wanger International	4,115,341	(5,038,167)	(922,826)	2,928,023	(8,127,649)	(5,199,626)
Wanger USA	997,806	(2,936,115)	(1,938,309)	212,461	(3,554,043)	(3,341,582)

33

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AB Global Thematic Growth Class A Shares
12/31/2018	611,610	$10.56	to	$10.56	$6,458,469	—%	1.35%	to	1.35%	(11.01)%	to	(11.01)%
12/31/2017	616,655	11.87	to	11.87	7,317,604	0.45	1.35	to	1.35	34.84	to	34.84
12/31/2016	517,420	8.80	to	8.80	4,553,559	—	1.35	to	1.35	(1.95)	to	(1.95)
12/31/2015	658,320	8.98	to	8.98	5,908,959	—	1.35	to	1.35	1.51	to	1.51
12/31/2014	670,936	8.84	to	8.84	5,932,626	—	1.35	to	1.35	3.65	to	3.65
AB Growth and Income Class A Shares
12/31/2018	265,326	23.12	to	23.06	6,120,476	0.99	1.55	to	1.59	(7.07)	to	(7.11)
12/31/2017	316,636	24.88	to	24.83	7,862,414	1.43	1.55	to	1.59	17.10	to	17.06
12/31/2016	374,901	21.24	to	21.21	7,952,696	0.96	1.55	to	1.59	9.59	to	9.55
12/31/2015	451,640	19.38	to	19.36	8,745,120	1.42	1.55	to	1.59	0.14	to	0.10
12/31/2014	501,877	19.36	to	19.34	9,708,201	1.36	1.55	to	1.59	7.86	to	7.81
AB International Value Class A Shares
12/31/2018	270,115	6.35	to	5.98	1,658,224	1.52	1.25	to	1.75	(23.75)	to	(24.14)
12/31/2017	305,787	8.32	to	7.89	2,472,180	2.32	1.25	to	1.75	23.87	to	23.25
12/31/2016	287,921	6.72	to	6.40	1,884,218	1.27	1.25	to	1.75	(1.73)	to	(2.22)
12/31/2015	307,916	6.84	to	6.54	2,055,706	2.27	1.25	to	1.75	1.32	to	0.81
12/31/2014	369,084	6.75	to	6.49	2,436,222	3.96	1.25	to	1.75	(7.38)	to	(7.84)
AB Large Cap Growth Class A Shares
12/31/2018	2,145,346	40.84	to	14.56	80,335,873	—	1.35	to	1.59	1.20	to	0.95
12/31/2017	2,430,725	40.36	to	14.43	90,071,167	—	1.35	to	1.59	30.22	to	29.91
12/31/2016	2,742,905	30.99	to	11.11	77,691,483	—	1.35	to	1.59	1.26	to	1.01
12/31/2015	3,097,798	30.61	to	10.99	85,700,451	—	1.35	to	1.59	9.62	to	9.36
12/31/2014	3,443,083	27.92	to	10.05	86,492,980	—	1.35	to	1.59	12.61	to	12.34
AB Small/Mid Cap Value Class A Shares
12/31/2018	161,560	25.30	to	23.57	3,928,634	0.47	1.25	to	1.75	(16.09)	to	(16.51)
12/31/2017	177,383	30.15	to	28.23	5,156,908	0.46	1.25	to	1.75	11.75	to	11.19
12/31/2016	188,557	26.98	to	25.39	4,917,465	0.62	1.25	to	1.75	23.54	to	22.93
12/31/2015	200,380	21.84	to	20.65	4,245,502	0.78	1.25	to	1.75	(6.66)	to	(7.13)
12/31/2014	213,587	23.40	to	22.24	4,861,574	0.70	1.25	to	1.75	7.84	to	7.30
AB Value Class A Shares
12/31/2018	60,232	15.37	to	14.31	895,956	1.24	1.25	to	1.75	(16.23)	to	(16.65)
12/31/2017	70,632	18.35	to	17.17	1,257,249	1.24	1.25	to	1.75	12.17	to	11.61
12/31/2016	79,962	16.36	to	15.39	1,271,194	1.91	1.25	to	1.75	10.17	to	9.62
12/31/2015	77,790	14.85	to	14.04	1,124,628	2.12	1.25	to	1.75	(8.11)	to	(8.56)
12/31/2014	100,028	16.16	to	15.35	1,578,849	1.90	1.25	to	1.75	9.72	to	9.17
American Century VP Ultra® Class I Shares
12/31/2018	305,403	25.84	to	24.06	7,558,916	0.25	1.25	to	1.75	(0.50)	to	(1.00)
12/31/2017	337,810	25.97	to	24.31	8,411,163	0.35	1.25	to	1.75	30.59	to	29.94
12/31/2016	294,835	19.88	to	18.71	5,620,633	0.35	1.25	to	1.75	3.15	to	2.64
12/31/2015	323,245	19.28	to	18.23	5,973,800	0.45	1.25	to	1.75	4.95	to	4.43
12/31/2014	346,530	18.37	to	17.45	6,108,309	0.39	1.25	to	1.75	8.63	to	8.09
American Funds—Asset Allocation Class 2 Shares
12/31/2018	561,461	21.34	to	19.88	11,645,357	1.67	1.40	to	1.90	(5.94)	to	(6.41)
12/31/2017	596,956	22.69	to	21.24	13,185,213	1.52	1.40	to	1.90	14.62	to	14.05
12/31/2016	631,482	19.79	to	18.62	12,178,489	1.59	1.40	to	1.90	7.89	to	7.36
12/31/2015	663,914	18.35	to	17.34	11,877,354	1.59	1.40	to	1.90	(0.01)	to	(0.51)
12/31/2014	757,226	18.35	to	17.43	13,561,488	1.42	1.40	to	1.90	3.93	to	3.41

34

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds—Bond Class 2 Shares
12/31/2018	548,880	$12.48	to	$11.63	$6,643,514	2.40%	1.40%	to	1.90%	(2.10)%	to	(2.59)%
12/31/2017	557,095	12.75	to	11.94	6,903,954	1.85	1.40	to	1.90	2.23	to	1.72
12/31/2016	626,378	12.47	to	11.73	7,593,306	1.64	1.40	to	1.90	1.52	to	1.01
12/31/2015	669,423	12.29	to	11.62	8,010,696	1.60	1.40	to	1.90	(1.12)	to	(1.61)
12/31/2014	803,217	12.43	to	11.81	9,731,937	1.92	1.40	to	1.90	3.81	to	3.30
American Funds—Growth Class 2 Shares
12/31/2018	1,072,621	28.83	to	26.86	29,941,164	0.41	1.40	to	1.90	(1.64)	to	(2.14)
12/31/2017	1,274,994	29.32	to	27.44	36,238,553	0.49	1.40	to	1.90	26.51	to	25.89
12/31/2016	1,469,556	23.17	to	21.80	33,061,531	0.76	1.40	to	1.90	7.97	to	7.43
12/31/2015	1,614,552	21.46	to	20.29	33,729,037	0.57	1.40	to	1.90	5.37	to	4.85
12/31/2014	1,926,117	20.37	to	19.35	38,265,417	0.76	1.40	to	1.90	7.00	to	6.47
American Funds—Growth-Income Class 2 Shares
12/31/2018	751,366	23.90	to	22.26	17,380,057	1.37	1.40	to	1.90	(3.16)	to	(3.65)
12/31/2017	897,249	24.68	to	23.11	21,497,596	1.38	1.40	to	1.90	20.69	to	20.09
12/31/2016	970,756	20.45	to	19.24	19,294,213	1.43	1.40	to	1.90	9.98	to	9.43
12/31/2015	1,106,081	18.60	to	17.58	20,022,266	1.26	1.40	to	1.90	0.04	to	(0.45)
12/31/2014	1,311,170	18.59	to	17.66	23,757,254	1.21	1.40	to	1.90	9.10	to	8.55
American Funds—International Class 2 Shares
12/31/2018	3,176,653	19.38	to	18.05	59,487,172	1.66	1.40	to	1.90	(14.35)	to	(14.78)
12/31/2017	3,408,621	22.63	to	21.18	74,691,804	1.21	1.40	to	1.90	30.31	to	29.67
12/31/2016	4,033,815	17.37	to	16.34	67,989,809	1.26	1.40	to	1.90	2.10	to	1.59
12/31/2015	4,968,610	17.01	to	16.08	82,197,497	1.49	1.40	to	1.90	(5.85)	to	(6.32)
12/31/2014	5,059,861	18.07	to	17.17	89,137,801	1.34	1.40	to	1.90	(4.01)	to	(4.49)
BlackRock Advantage Large Cap Core V.I. Class I Shares
12/31/2018	2,333,718	24.29	to	22.62	132,202,845	1.42	1.25	to	1.75	(6.41)	to	(6.88)
12/31/2017	2,656,621	25.95	to	24.29	161,705,768	1.28	1.25	to	1.75	20.82	to	20.21
12/31/2016	3,022,229	21.48	to	20.21	152,381,811	1.19	1.25	to	1.75	9.19	to	8.64
12/31/2015	3,456,613	19.67	to	18.60	159,242,122	1.09	1.25	to	1.75	(0.73)	to	(1.23)
12/31/2014	3,968,506	19.82	to	18.83	184,327,237	0.95	1.25	to	1.75	10.96	to	10.41
BlackRock Advantage Large Cap Value V.I. Class I Shares
12/31/2018	2,551,970	21.31	to	19.85	62,512,745	1.85	1.25	to	1.75	(9.35)	to	(9.81)
12/31/2017	2,946,975	23.51	to	22.01	79,832,694	1.56	1.25	to	1.75	15.77	to	15.20
12/31/2016	3,189,836	20.31	to	19.11	74,819,920	1.30	1.25	to	1.75	12.19	to	11.63
12/31/2015	3,554,394	18.10	to	17.12	74,306,395	1.13	1.25	to	1.75	(2.95)	to	(3.43)
12/31/2014	4,009,872	18.65	to	17.72	86,543,344	1.10	1.25	to	1.75	10.74	to	10.19
BlackRock Advantage U.S. Total Market V.I. Class I Shares
12/31/2018	1,567,924	23.24	to	21.65	107,451,752	1.23	1.25	to	1.75	(7.56)	to	(8.02)
12/31/2017	1,778,857	25.15	to	23.54	133,237,946	0.89	1.25	to	1.75	12.64	to	12.08
12/31/2016	1,990,915	22.32	to	21.00	132,464,219	0.28	1.25	to	1.75	22.12	to	21.51
12/31/2015	2,203,951	18.28	to	17.28	120,080,586	0.26	1.25	to	1.75	(7.77)	to	(8.23)
12/31/2014	2,523,138	19.82	to	18.83	148,905,942	0.25	1.25	to	1.75	3.91	to	3.40
BlackRock Basic Value V.I. Class I Shares
12/31/2018	3,704,485	20.41	to	19.01	166,459,462	1.75	1.25	to	1.75	(9.00)	to	(9.46)
12/31/2017	4,199,519	22.43	to	20.99	208,261,903	1.51	1.25	to	1.75	6.90	to	6.37
12/31/2016	4,729,583	20.98	to	19.74	219,362,118	1.49	1.25	to	1.75	16.72	to	16.14
12/31/2015	5,746,001	17.97	to	16.99	217,894,767	1.47	1.25	to	1.75	(7.12)	to	(7.58)
12/31/2014	6,388,905	19.35	to	18.39	264,366,927	1.38	1.25	to	1.75	8.56	to	8.02
BlackRock Capital Appreciation V.I. Class I Shares
12/31/2018	5,289,519	26.65	to	24.82	110,829,085	—	1.25	to	1.75	1.11	to	0.61
12/31/2017	6,266,741	26.35	to	24.67	130,477,239	—	1.25	to	1.75	31.58	to	30.92
12/31/2016	7,224,513	20.03	to	18.84	114,878,701	—	1.25	to	1.75	(1.15)	to	(1.64)
12/31/2015	8,018,766	20.26	to	19.16	128,766,041	—	1.25	to	1.75	5.64	to	5.11
12/31/2014	9,303,077	19.18	to	18.22	141,803,779	—	1.25	to	1.75	7.43	to	6.89

35

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Equity Dividend V.I. Class I Shares
12/31/2018	170,813	$54.00	to	$54.00	$9,223,249	1.93%	1.35%	to	1.35%	(8.42)%	to	(8.42)%
12/31/2017	202,265	58.96	to	58.96	11,925,176	1.75	1.35	to	1.35	15.18	to	15.18
12/31/2016	241,953	51.19	to	51.19	12,385,242	1.77	1.35	to	1.35	14.84	to	14.84
12/31/2015	285,073	44.57	to	44.57	12,707,046	1.62	1.35	to	1.35	(1.95)	to	(1.95)
12/31/2014	333,732	45.46	to	45.46	15,171,337	1.80	1.35	to	1.35	7.88	to	7.88
BlackRock Global Allocation V.I. Class I Shares
12/31/2018	9,772,637	20.18	to	18.80	330,835,345	0.91	1.25	to	1.75	(8.49)	to	(8.95)
12/31/2017	11,375,553	22.05	to	20.64	417,660,409	1.28	1.25	to	1.75	12.45	to	11.89
12/31/2016	12,859,841	19.61	to	18.45	417,309,687	1.25	1.25	to	1.75	2.82	to	2.31
12/31/2015	14,380,662	19.07	to	18.03	452,777,998	1.09	1.25	to	1.75	(1.94)	to	(2.43)
12/31/2014	16,006,982	19.45	to	18.48	513,849,684	2.09	1.25	to	1.75	0.84	to	0.34
BlackRock Government Money Market V.I. Class I Shares
12/31/2018	7,011,565	9.95	to	9.26	88,575,781	1.60	1.25	to	1.75	0.34	to	(0.17)
12/31/2017	6,593,445	9.91	to	9.28	82,579,365	0.64	1.25	to	1.75	(0.60)	to	(1.09)
12/31/2016	7,268,768	9.97	to	9.38	92,394,288	0.13	1.25	to	1.75	(1.11)	to	(1.60)
12/31/2015	7,790,452	10.08	to	9.53	99,611,561	—	1.25	to	1.75	(1.23)	to	(1.73)
12/31/2014	8,947,885	10.21	to	9.70	115,500,514	—	1.25	to	1.75	(1.24)	to	(1.73)
BlackRock High Yield V.I. Class I Shares
12/31/2018	2,398,476	19.47	to	18.13	74,253,534	5.48	1.25	to	1.75	(3.87)	to	(4.35)
12/31/2017	2,790,897	20.25	to	18.96	90,443,375	5.17	1.25	to	1.75	5.99	to	5.46
12/31/2016	3,080,189	19.11	to	17.98	95,184,463	5.46	1.25	to	1.75	11.51	to	10.96
12/31/2015	3,477,507	17.14	to	16.20	96,416,242	5.11	1.25	to	1.75	(4.77)	to	(5.25)
12/31/2014	3,966,130	18.00	to	17.10	116,222,862	5.37	1.25	to	1.75	1.61	to	1.10
BlackRock International V.I. Class I Shares
12/31/2018	3,357,454	14.08	to	13.12	57,801,027	2.62	1.25	to	1.75	(22.80)	to	(23.19)
12/31/2017	3,748,807	18.24	to	17.08	83,696,547	—	1.25	to	1.75	29.48	to	28.84
12/31/2016	3,928,652	14.09	to	13.26	67,944,515	1.67	1.25	to	1.75	(0.85)	to	(1.35)
12/31/2015	4,406,035	14.21	to	13.44	76,791,050	1.05	1.25	to	1.75	(3.96)	to	(4.44)
12/31/2014	5,002,445	14.80	to	14.06	90,791,035	1.80	1.25	to	1.75	(6.37)	to	(6.84)
BlackRock Large Cap Focus Growth V.I. Class I Shares
12/31/2018	2,925,988	28.05	to	26.12	68,807,315	—	1.25	to	1.75	1.73	to	1.22
12/31/2017	3,355,409	27.57	to	25.81	77,695,399	0.04	1.25	to	1.75	27.95	to	27.32
12/31/2016	3,779,776	21.55	to	20.27	68,622,461	0.67	1.25	to	1.75	6.55	to	6.02
12/31/2015	4,240,773	20.22	to	19.12	72,400,387	0.57	1.25	to	1.75	1.45	to	0.95
12/31/2014	4,774,055	19.93	to	18.94	80,541,954	0.54	1.25	to	1.75	12.75	to	12.18
BlackRock Managed Volatility V.I. Class I Shares
12/31/2018	372,449	26.30	to	26.30	9,796,302	1.71	1.35	to	1.35	(0.34)	to	(0.34)
12/31/2017	432,915	26.39	to	26.39	11,425,775	0.33	1.35	to	1.35	3.58	to	3.58
12/31/2016	500,287	25.48	to	25.48	12,748,126	0.80	1.35	to	1.35	0.34	to	0.34
12/31/2015	571,301	25.39	to	25.39	14,507,658	—	1.35	to	1.35	(1.90)	to	(1.90)
12/31/2014	662,398	25.89	to	25.89	17,146,464	—	1.35	to	1.35	0.91	to	0.91
BlackRock S&P 500 Index V.I. Class I Shares
12/31/2018	3,972,195	24.24	to	22.58	124,920,891	0.99	1.25	to	1.75	(5.80)	to	(6.27)
12/31/2017	4,354,670	25.74	to	24.09	147,006,583	1.67	1.25	to	1.75	20.00	to	19.40
12/31/2016	4,737,162	21.45	to	20.18	133,801,141	1.89	1.25	to	1.75	10.21	to	9.67
12/31/2015	4,931,105	19.46	to	18.40	126,558,124	1.89	1.25	to	1.75	(0.20)	to	(0.70)
12/31/2014	5,472,352	19.50	to	18.53	140,958,110	1.68	1.25	to	1.75	11.89	to	11.33
BlackRock Total Return V.I. Class I Shares
12/31/2018	6,297,785	13.66	to	12.72	117,824,934	2.78	1.25	to	1.75	(1.70)	to	(2.19)
12/31/2017	7,131,291	13.89	to	13.01	135,613,494	2.52	1.25	to	1.75	2.31	to	1.80
12/31/2016	7,498,812	13.58	to	12.78	140,477,141	2.04	1.25	to	1.75	1.48	to	0.98
12/31/2015	7,002,656	13.38	to	12.65	135,905,073	2.10	1.25	to	1.75	(0.98)	to	(1.48)
12/31/2014	4,751,940	13.52	to	12.84	113,176,720	2.88	1.25	to	1.75	5.33	to	4.81

36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock U.S. Government Bond V.I. Class I Shares
12/31/2018	2,646,121	$12.55	to	$11.69	$51,178,408	2.18%	1.25%	to	1.75%	(0.96)%	to	(1.45)%
12/31/2017	3,093,054	12.67	to	11.86	60,629,989	2.09	1.25	to	1.75	0.25	to	(0.25)
12/31/2016	3,427,301	12.64	to	11.89	67,189,669	1.81	1.25	to	1.75	0.07	to	(0.43)
12/31/2015	3,882,105	12.63	to	11.94	75,499,558	2.01	1.25	to	1.75	(0.79)	to	(1.28)
12/31/2014	4,360,167	12.73	to	12.09	85,304,637	2.28	1.25	to	1.75	4.55	to	4.03
Davis Value
12/31/2018	2,928,421	19.50	to	18.16	55,481,837	0.83	1.25	to	1.75	(14.68)	to	(15.11)
12/31/2017	3,240,411	22.85	to	21.39	72,113,053	0.76	1.25	to	1.75	21.11	to	20.51
12/31/2016	3,624,435	18.87	to	17.75	66,645,842	1.24	1.25	to	1.75	10.50	to	9.95
12/31/2015	4,151,188	17.08	to	16.14	69,109,232	0.76	1.25	to	1.75	0.33	to	(0.17)
12/31/2014	4,730,289	17.02	to	16.17	78,649,084	0.91	1.25	to	1.75	4.74	to	4.22
Eaton Vance VT Floating-Rate Income
12/31/2018	256,450	14.03	to	13.06	3,468,039	3.78	1.15	to	1.65	(1.22)	to	(1.72)
12/31/2017	233,129	14.20	to	13.29	3,199,850	3.27	1.15	to	1.65	2.25	to	1.74
12/31/2016	225,782	13.89	to	13.07	3,035,336	3.49	1.15	to	1.65	7.70	to	7.17
12/31/2015	231,077	12.90	to	12.19	2,892,277	3.34	1.15	to	1.65	(2.12)	to	(2.61)
12/31/2014	272,250	13.18	to	12.52	3,486,430	3.15	1.15	to	1.65	(0.58)	to	(1.07)
Federated Kaufmann II Primary Shares
12/31/2018	952,789	30.30	to	28.22	27,710,888	—	1.25	to	1.75	2.55	to	2.03
12/31/2017	992,725	29.55	to	27.66	28,183,872	—	1.25	to	1.75	26.74	to	26.11
12/31/2016	1,087,883	23.32	to	21.93	24,410,908	—	1.25	to	1.75	2.38	to	1.87
12/31/2015	1,226,010	22.77	to	21.53	26,904,752	—	1.25	to	1.75	5.05	to	4.53
12/31/2014	1,332,039	21.68	to	20.60	27,866,728	—	1.25	to	1.75	8.35	to	7.81
Federated Managed Volatility II Primary Shares
12/31/2018(1)	220,004	9.19	to	9.17	2,020,040	—	1.25	to	1.75	—	to	—
Franklin Templeton Foreign Class 2 Shares
12/31/2018	120,421	15.07	to	14.03	1,752,984	2.70	1.15	to	1.65	(16.41)	to	(16.83)
12/31/2017	133,899	18.03	to	16.87	2,336,828	2.60	1.15	to	1.65	15.36	to	14.79
12/31/2016	163,224	15.63	to	14.70	2,476,543	1.97	1.15	to	1.65	5.95	to	5.43
12/31/2015	178,937	14.75	to	13.94	2,568,528	3.21	1.15	to	1.65	(7.56)	to	(8.02)
12/31/2014	195,277	15.96	to	15.16	3,041,383	1.86	1.15	to	1.65	(12.15)	to	(12.59)
Franklin Templeton Growth Class 2 Shares
12/31/2018	106,873	15.42	to	14.36	1,582,082	2.00	1.15	to	1.65	(15.83)	to	(16.25)
12/31/2017	117,571	18.32	to	17.15	2,074,103	1.60	1.15	to	1.65	17.15	to	16.57
12/31/2016	130,124	15.64	to	14.71	1,966,681	2.07	1.15	to	1.65	8.37	to	7.83
12/31/2015	152,076	14.43	to	13.64	2,131,546	2.48	1.15	to	1.65	(7.56)	to	(8.02)
12/31/2014	177,242	15.61	to	14.83	2,690,608	1.34	1.15	to	1.65	(3.93)	to	(4.41)
Invesco V.I. American Franchise Series I Shares
12/31/2018	1,054,353	17.84	to	10.32	17,358,042	—	1.35	to	1.59	(4.92)	to	(5.15)
12/31/2017	1,167,045	18.77	to	10.89	20,225,060	0.08	1.35	to	1.59	25.64	to	25.34
12/31/2016	1,317,995	14.94	to	8.68	18,217,296	—	1.35	to	1.59	0.90	to	0.66
12/31/2015	1,544,019	14.80	to	8.63	20,973,901	—	1.35	to	1.59	3.60	to	3.35
12/31/2014	1,753,319	14.29	to	8.35	22,987,398	0.04	1.35	to	1.59	6.99	to	6.73
Invesco V.I. Comstock Series I Shares
12/31/2018	3,259,212	20.78	to	19.36	67,764,066	1.68	1.25	to	1.75	(13.26)	to	(13.70)
12/31/2017	3,773,171	23.96	to	22.43	90,599,876	2.17	1.25	to	1.75	16.39	to	15.81
12/31/2016	4,272,133	20.59	to	19.37	88,179,004	1.50	1.25	to	1.75	15.85	to	15.27
12/31/2015	5,280,644	17.77	to	16.80	93,965,544	1.90	1.25	to	1.75	(7.15)	to	(7.61)
12/31/2014	5,844,438	19.14	to	18.19	112,237,514	1.28	1.25	to	1.75	8.03	to	7.49

37

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco V.I. Core Equity Series I Shares
12/31/2018	2,159,367	$16.98	to	$16.46	$36,614,142	0.88%	1.35%	to	1.59%	(10.62)%	to	(10.83)%
12/31/2017	2,466,299	18.99	to	18.46	46,790,872	1.02	1.35	to	1.59	11.66	to	11.39
12/31/2016	2,753,785	17.01	to	16.57	46,789,592	0.75	1.35	to	1.59	8.79	to	8.53
12/31/2015	3,067,796	15.63	to	15.27	47,914,819	1.11	1.35	to	1.59	(7.03)	to	(7.26)
12/31/2014	3,452,119	16.82	to	16.47	57,997,517	0.85	1.35	to	1.59	6.70	to	6.44
Invesco V.I. International Growth Series I Shares
12/31/2018	546,792	21.84	to	12.15	6,860,331	2.07	1.55	to	1.59	(16.29)	to	(16.33)
12/31/2017	566,921	26.09	to	14.51	8,497,518	1.41	1.55	to	1.59	21.12	to	21.07
12/31/2016	648,393	21.54	to	11.99	8,048,773	1.41	1.55	to	1.59	(1.98)	to	(2.02)
12/31/2015	706,413	21.98	to	12.24	8,921,287	1.46	1.55	to	1.59	(3.85)	to	(3.88)
12/31/2014	758,608	22.86	to	12.73	9,972,468	1.50	1.55	to	1.59	(1.21)	to	(1.25)
Invesco V.I. Mid Cap Core Equity Series I Shares
12/31/2018	135,879	19.54	to	18.20	2,551,100	0.51	1.25	to	1.75	(12.46)	to	(12.90)
12/31/2017	144,818	22.32	to	20.90	3,114,210	0.53	1.25	to	1.75	13.49	to	12.93
12/31/2016	174,023	19.67	to	18.50	3,304,222	0.07	1.25	to	1.75	12.03	to	11.47
12/31/2015	210,439	17.56	to	16.60	3,574,789	0.34	1.25	to	1.75	(5.22)	to	(5.69)
12/31/2014	240,038	18.53	to	17.60	4,314,562	0.04	1.25	to	1.75	3.14	to	2.62
Invesco V.I. Value Opportunities Series I Shares
12/31/2018	16,760	14.17	to	13.20	230,775	0.32	1.25	to	1.75	(20.19)	to	(20.59)
12/31/2017	16,979	17.75	to	16.62	293,508	0.39	1.25	to	1.75	15.98	to	15.41
12/31/2016	17,721	15.31	to	14.40	264,558	0.41	1.25	to	1.75	16.87	to	16.29
12/31/2015	17,977	13.10	to	12.38	230,102	2.69	1.25	to	1.75	(11.52)	to	(11.96)
12/31/2014	18,533	14.80	to	14.07	268,769	1.29	1.25	to	1.75	5.29	to	4.77
Janus Henderson—Enterprise Service Shares
12/31/2018	19,742	26.14	to	24.64	502,361	0.13	1.15	to	1.65	(1.81)	to	(2.30)
12/31/2017	20,132	26.62	to	25.22	522,823	0.53	1.15	to	1.65	25.64	to	25.01
12/31/2016	26,855	21.19	to	20.18	554,440	0.70	1.15	to	1.65	10.83	to	10.27
12/31/2015	27,033	19.12	to	18.30	505,058	0.72	1.15	to	1.65	2.58	to	2.07
12/31/2014	33,200	18.64	to	17.92	605,113	0.03	1.15	to	1.65	10.96	to	10.41
Janus Henderson—Forty Service Shares
12/31/2018	238,201	25.33	to	23.87	5,825,664	1.20	1.15	to	1.65	0.55	to	0.04
12/31/2017	271,560	25.19	to	23.86	6,629,807	—	1.15	to	1.65	28.51	to	27.88
12/31/2016	285,189	19.60	to	18.66	5,438,914	0.86	1.15	to	1.65	0.78	to	0.28
12/31/2015	304,849	19.45	to	18.61	5,790,226	1.22	1.15	to	1.65	10.66	to	10.11
12/31/2014	353,171	17.57	to	16.90	6,078,235	0.03	1.15	to	1.65	7.23	to	6.69
MFS® Growth Initial Class
12/31/2018	2,032,233	40.49	to	13.76	69,779,000	0.09	1.35	to	1.59	1.28	to	1.04
12/31/2017	2,211,050	39.97	to	13.62	74,249,905	0.10	1.35	to	1.59	29.65	to	29.34
12/31/2016	2,440,979	30.83	to	10.53	62,439,324	0.04	1.35	to	1.59	1.07	to	0.83
12/31/2015	2,766,624	30.50	to	10.44	69,353,786	0.15	1.35	to	1.59	6.12	to	5.86
12/31/2014	3,166,109	28.75	to	9.86	72,759,027	0.10	1.35	to	1.59	7.48	to	7.23
Oppenheimer Main Street® Service Shares
12/31/2018	42,583	22.02	to	20.51	911,918	0.96	1.15	to	1.65	(9.15)	to	(9.61)
12/31/2017	38,713	24.24	to	22.69	911,459	1.03	1.15	to	1.65	15.31	to	14.73
12/31/2016	38,232	21.02	to	19.78	782,328	0.84	1.15	to	1.65	10.03	to	9.48
12/31/2015	35,994	19.11	to	18.06	670,406	0.63	1.15	to	1.65	1.93	to	1.42
12/31/2014	40,957	18.74	to	17.81	750,864	0.59	1.15	to	1.65	9.14	to	8.59
PIMCO CommodityRealReturn® Strategy Administrative Class
12/31/2018	1,315,751	5.85	to	5.45	7,423,665	2.09	1.25	to	1.75	(15.21)	to	(15.63)
12/31/2017	1,412,367	6.90	to	6.46	9,419,538	11.01	1.25	to	1.75	0.89	to	0.38
12/31/2016	1,427,044	6.84	to	6.43	9,455,115	1.10	1.25	to	1.75	13.73	to	13.16
12/31/2015	1,620,130	6.01	to	5.68	9,460,158	4.39	1.25	to	1.75	(26.63)	to	(27.00)
12/31/2014	1,397,628	8.20	to	7.79	11,153,741	0.35	1.25	to	1.75	(19.44)	to	(19.84)

38

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
PIMCO Low Duration Administrative Class
12/31/2018	3,796,153	$12.16	to	$11.46	$44,803,746	1.91%	1.25%	to	1.75%	(0.91)%	to	(1.41)%
12/31/2017	4,350,956	12.27	to	11.63	51,933,905	1.34	1.25	to	1.75	0.09	to	(0.41)
12/31/2016	4,417,398	12.26	to	11.67	52,806,154	1.49	1.25	to	1.75	0.15	to	(0.35)
12/31/2015	4,737,019	12.24	to	11.71	56,687,517	3.31	1.25	to	1.75	(0.93)	to	(1.43)
12/31/2014	5,365,872	12.36	to	11.88	64,974,776	1.13	1.25	to	1.75	(0.40)	to	(0.90)
PIMCO Real Return Administrative Class
12/31/2018	2,091,521	13.72	to	12.78	27,693,008	2.47	1.25	to	1.75	(3.43)	to	(3.91)
12/31/2017	2,363,797	14.21	to	13.30	32,489,395	2.37	1.25	to	1.75	2.37	to	1.86
12/31/2016	2,472,174	13.88	to	13.06	33,264,101	2.24	1.25	to	1.75	3.89	to	3.38
12/31/2015	2,794,806	13.36	to	12.63	36,285,782	3.87	1.25	to	1.75	(3.91)	to	(4.39)
12/31/2014	3,098,337	13.91	to	13.21	41,971,308	1.42	1.25	to	1.75	1.81	to	1.30
PIMCO Total Return Administrative Class
12/31/2018	10,491,439	15.85	to	14.77	176,625,425	2.54	1.25	to	1.75	(1.77)	to	(2.27)
12/31/2017	11,882,913	16.14	to	15.11	204,209,624	2.02	1.25	to	1.75	3.62	to	3.10
12/31/2016	12,850,170	15.58	to	14.65	214,097,316	2.09	1.25	to	1.75	1.40	to	0.90
12/31/2015	15,259,469	15.36	to	14.52	250,105,414	4.66	1.25	to	1.75	(0.80)	to	(1.29)
12/31/2014	20,168,753	15.48	to	14.71	330,794,260	2.16	1.25	to	1.75	2.98	to	2.47
Pioneer High Yield VCT Class II Shares
12/31/2018	148,851	17.36	to	16.17	2,498,228	4.46	1.20	to	1.70	(5.10)	to	(5.57)
12/31/2017	166,120	18.29	to	17.12	2,944,511	4.31	1.20	to	1.70	5.73	to	5.21
12/31/2016	142,492	17.30	to	16.28	2,396,021	4.68	1.20	to	1.70	12.41	to	11.86
12/31/2015	161,235	15.39	to	14.55	2,418,404	4.50	1.20	to	1.70	(5.38)	to	(5.85)
12/31/2014	174,918	16.26	to	15.45	2,777,952	4.49	1.20	to	1.70	(1.49)	to	(1.98)
Pioneer Real Estate Shares VCT Class II Shares
12/31/2018	100,093	16.81	to	15.93	1,646,161	2.35	1.25	to	1.75	(8.69)	to	(9.15)
12/31/2017	140,198	18.41	to	17.53	2,532,040	2.28	1.25	to	1.75	2.02	to	1.51
12/31/2016	152,847	18.05	to	17.27	2,708,236	3.26	1.25	to	1.75	4.51	to	3.99
12/31/2015	140,752	17.27	to	16.61	2,392,081	1.95	1.25	to	1.75	3.22	to	2.70
12/31/2014	203,951	16.73	to	16.17	3,355,682	2.48	1.25	to	1.75	28.94	to	28.30
TA Barrow Hanley Dividend Focused Service Class
12/31/2018	3,569,691	12.31	to	12.01	43,400,276	1.92	1.25	to	1.75	(12.79)	to	(13.23)
12/31/2017	3,808,243	14.11	to	13.84	53,221,333	2.14	1.25	to	1.75	14.69	to	14.12
12/31/2016	4,591,300	12.31	to	12.13	56,088,136	2.12	1.25	to	1.75	13.17	to	12.61
12/31/2015	2,963,883	10.87	to	10.77	32,071,221	1.67	1.25	to	1.75	(5.03)	to	(5.50)
12/31/2014(1)	3,239,492	11.45	to	11.40	37,003,104	1.44	1.25	to	1.75	—	to	—
TA BlackRock Global Allocation Service Class
12/31/2018	14,662	9.82	to	9.82	143,925	0.59	1.55	to	1.59	(9.05)	to	(9.09)
12/31/2017(1)	2,667	10.80	to	10.80	28,797	—	1.55	to	1.59	—	to	—
TA BlackRock Smart Beta 40 Service Class
12/31/2018	48,326	11.03	to	10.45	516,092	1.65	1.25	to	1.75	(5.62)	to	(6.09)
12/31/2017	51,514	11.69	to	11.13	584,771	1.51	1.25	to	1.75	8.16	to	7.63
12/31/2016	53,364	10.81	to	10.34	561,515	1.30	1.25	to	1.75	0.73	to	0.23
12/31/2015	45,345	10.73	to	10.32	476,487	1.10	1.25	to	1.75	(1.66)	to	(2.15)
12/31/2014	43,449	10.91	to	10.54	464,227	0.83	1.25	to	1.75	4.05	to	3.53
TA Greystone International Growth Initial Class
12/31/2018	2,608,040	8.58	to	8.58	22,381,298	1.21	1.35	to	1.35	(18.82)	to	(18.82)
12/31/2017(1)	2,955,986	10.57	to	10.57	31,246,587	—	1.35	to	1.35	—	to	—
TA Janus Balanced Service Class
12/31/2018	132,419	10.96	to	10.87	1,446,353	1.04	1.25	to	1.75	(1.31)	to	(1.81)
12/31/2017(1)	24,152	11.11	to	11.07	267,949	0.84	1.25	to	1.75	—	to	—

39

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Janus Mid-Cap Growth Service Class
12/31/2018	1,214,087	$16.20	to	$15.65	$19,335,112	—%	1.25%	to	1.75%	(2.69)%	to	(3.18)%
12/31/2017	1,461,573	16.65	to	16.16	23,976,771	—	1.25	to	1.75	27.14	to	26.51
12/31/2016	1,805,697	13.10	to	12.77	23,354,699	—	1.25	to	1.75	(3.51)	to	(3.99)
12/31/2015	1,872,942	13.57	to	13.30	25,164,595	—	1.25	to	1.75	(6.44)	to	(6.91)
12/31/2014	2,001,159	14.51	to	14.29	28,810,795	—	1.25	to	1.75	(1.50)	to	(1.99)
TA Jennison Growth Initial Class
12/31/2018	120,895	10.75	to	10.67	1,296,275	0.02	1.15	to	1.65	(2.00)	to	(2.49)
12/31/2017(1)	135,213	10.97	to	10.95	1,481,999	—	1.15	to	1.65	—	to	—
TA JPMorgan Enhanced Index Initial Class
12/31/2018	110,445	10.08	to	10.01	1,111,092	1.12	1.15	to	1.65	(7.09)	to	(7.56)
12/31/2017(1)	93,942	10.85	to	10.83	1,018,701	—	1.15	to	1.65	—	to	—
TA Legg Mason Dynamic Allocation—Balanced Service Class
12/31/2018	55,150	11.48	to	11.48	633,083	1.70	1.35	to	1.35	(4.62)	to	(4.62)
12/31/2017	48,431	12.04	to	12.04	582,865	1.04	1.35	to	1.35	8.99	to	8.99
12/31/2016	68,094	11.04	to	11.04	751,922	1.03	1.35	to	1.35	(2.00)	to	(2.00)
12/31/2015	64,908	11.27	to	11.27	731,357	0.92	1.35	to	1.35	(3.39)	to	(3.39)
12/31/2014	57,541	11.66	to	11.66	671,088	0.68	1.35	to	1.35	7.03	to	7.03
TA Legg Mason Dynamic Allocation—Growth Service Class
12/31/2018	27,578	12.01	to	12.01	331,239	0.96	1.35	to	1.35	(6.02)	to	(6.02)
12/31/2017	13,151	12.78	to	12.78	168,068	0.99	1.35	to	1.35	11.69	to	11.69
12/31/2016	9,619	11.44	to	11.44	110,064	0.56	1.35	to	1.35	(2.31)	to	(2.31)
12/31/2015	22,834	11.71	to	11.71	267,453	0.44	1.35	to	1.35	(4.25)	to	(4.25)
12/31/2014	42,443	12.23	to	12.23	519,191	0.69	1.35	to	1.35	6.73	to	6.73
TA Managed Risk—Balanced ETF Service Class
12/31/2018	334,959	12.12	to	12.12	4,061,348	1.73	1.35	to	1.35	(5.83)	to	(5.83)
12/31/2017	299,670	12.88	to	12.88	3,858,554	1.63	1.35	to	1.35	11.92	to	11.92
12/31/2016	277,082	11.50	to	11.50	3,187,688	1.80	1.35	to	1.35	2.36	to	2.36
12/31/2015	357,600	11.24	to	11.24	4,018,958	1.25	1.35	to	1.35	(3.09)	to	(3.09)
12/31/2014	286,854	11.60	to	11.60	3,326,558	1.31	1.35	to	1.35	3.15	to	3.15
TA Managed Risk—Conservative ETF Service Class
12/31/2018	356,948	11.76	to	11.76	4,198,200	1.95	1.35	to	1.35	(4.90)	to	(4.90)
12/31/2017	278,453	12.37	to	12.37	3,443,574	1.79	1.35	to	1.35	9.55	to	9.55
12/31/2016	222,799	11.29	to	11.29	2,515,182	1.95	1.35	to	1.35	2.68	to	2.68
12/31/2015	127,400	10.99	to	10.99	1,400,630	1.47	1.35	to	1.35	(2.02)	to	(2.02)
12/31/2014	134,948	11.22	to	11.22	1,514,195	1.36	1.35	to	1.35	3.83	to	3.83
TA Managed Risk—Growth ETF Service Class
12/31/2018	273,090	12.99	to	12.99	3,547,352	1.59	1.35	to	1.35	(8.41)	to	(8.41)
12/31/2017	261,881	14.18	to	14.18	3,714,112	2.08	1.35	to	1.35	16.89	to	16.89
12/31/2016	126,971	12.13	to	12.13	1,540,592	1.34	1.35	to	1.35	3.27	to	3.27
12/31/2015	189,095	11.75	to	11.75	2,221,748	1.49	1.35	to	1.35	(4.81)	to	(4.81)
12/31/2014	112,528	12.34	to	12.34	1,388,916	1.56	1.35	to	1.35	2.58	to	2.58
TA Market Participation Strategy Service Class
12/31/2018	1,551	12.25	to	12.25	18,999	0.37	1.35	to	1.35	(4.04)	to	(4.04)
12/31/2017	1,551	12.76	to	12.76	19,799	—	1.35	to	1.35	9.31	to	9.31
12/31/2016	—	11.68	to	11.68	—	—	1.35	to	1.35	2.77	to	2.77
12/31/2015	—	11.36	to	11.36	—	—	1.35	to	1.35	(4.54)	to	(4.54)
12/31/2014	—	11.90	to	11.90	—	—	1.35	to	1.35	6.60	to	6.60
TA Multi-Managed Balanced Service Class
12/31/2018	18,208	10.32	to	10.23	187,163	1.85	1.25	to	1.75	(5.10)	to	(5.58)
12/31/2017(1)	6,555	10.87	to	10.83	71,074	—	1.25	to	1.75	—	to	—

40

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA PIMCO Tactical—Balanced Service Class
12/31/2018	78,278	$11.83	to	$11.83	$925,937	3.66%	1.35%	to	1.35%	(8.19)%	to	(8.19)%
12/31/2017	44,343	12.88	to	12.88	571,327	0.31	1.35	to	1.35	10.54	to	10.54
12/31/2016	25,244	11.66	to	11.66	294,237	0.27	1.35	to	1.35	3.97	to	3.97
12/31/2015	20,994	11.21	to	11.21	235,354	—	1.35	to	1.35	(3.85)	to	(3.85)
12/31/2014	37,267	11.66	to	11.66	434,538	1.33	1.35	to	1.35	6.39	to	6.39
TA PIMCO Tactical—Conservative Service Class
12/31/2018	85,882	11.63	to	11.63	998,592	3.36	1.35	to	1.35	(6.43)	to	(6.43)
12/31/2017	77,721	12.43	to	12.43	965,762	1.28	1.35	to	1.35	8.92	to	8.92
12/31/2016	63,642	11.41	to	11.41	726,067	0.43	1.35	to	1.35	3.57	to	3.57
12/31/2015	25,871	11.01	to	11.01	284,972	0.30	1.35	to	1.35	(3.39)	to	(3.39)
12/31/2014	20,713	11.40	to	11.40	236,157	1.24	1.35	to	1.35	7.27	to	7.27
TA PIMCO Tactical—Growth Service Class
12/31/2018	28,066	12.15	to	12.15	341,096	3.02	1.35	to	1.35	(8.93)	to	(8.93)
12/31/2017	21,176	13.34	to	13.34	282,586	0.42	1.35	to	1.35	13.29	to	13.29
12/31/2016	20,095	11.78	to	11.78	236,704	—	1.35	to	1.35	3.47	to	3.47
12/31/2015	11,082	11.38	to	11.38	126,158	—	1.35	to	1.35	(4.75)	to	(4.75)
12/31/2014	7,802	11.95	to	11.95	93,248	2.58	1.35	to	1.35	4.97	to	4.97
TA QS Investors Active Asset Allocation—Conservative Service Class
12/31/2018	270,976	11.33	to	11.33	3,071,186	1.63	1.35	to	1.35	(4.20)	to	(4.20)
12/31/2017	266,524	11.83	to	11.83	3,153,122	1.77	1.35	to	1.35	10.20	to	10.20
12/31/2016	256,653	10.74	to	10.74	2,755,207	1.20	1.35	to	1.35	1.27	to	1.27
12/31/2015	175,360	10.60	to	10.60	1,858,821	1.00	1.35	to	1.35	(3.67)	to	(3.67)
12/31/2014	169,597	11.00	to	11.00	1,866,223	1.02	1.35	to	1.35	2.22	to	2.22
TA QS Investors Active Asset Allocation—Moderate Service Class
12/31/2018	281,488	11.73	to	11.73	3,300,869	1.53	1.35	to	1.35	(5.46)	to	(5.46)
12/31/2017	187,076	12.40	to	12.40	2,320,460	1.37	1.35	to	1.35	13.90	to	13.90
12/31/2016	111,616	10.89	to	10.89	1,215,500	1.34	1.35	to	1.35	0.82	to	0.82
12/31/2015	168,978	10.80	to	10.80	1,825,265	0.94	1.35	to	1.35	(5.56)	to	(5.56)
12/31/2014	196,727	11.44	to	11.44	2,250,136	0.65	1.35	to	1.35	2.23	to	2.23
TA QS Investors Active Asset Allocation—Moderate Growth Service Class
12/31/2018	131,361	12.25	to	12.25	1,609,579	1.37	1.35	to	1.35	(7.22)	to	(7.22)
12/31/2017	134,949	13.21	to	13.21	1,782,205	1.29	1.35	to	1.35	18.70	to	18.70
12/31/2016	127,014	11.13	to	11.13	1,413,204	1.10	1.35	to	1.35	0.60	to	0.60
12/31/2015	106,016	11.06	to	11.06	1,172,503	0.95	1.35	to	1.35	(7.79)	to	(7.79)
12/31/2014	77,055	11.99	to	11.99	924,180	0.86	1.35	to	1.35	1.84	to	1.84
TA Small/Mid Cap Value Service Class
12/31/2018	1,671,502	19.31	to	18.29	31,427,668	0.66	1.25	to	1.75	(12.74)	to	(13.18)
12/31/2017	1,819,261	22.12	to	21.07	39,288,786	0.95	1.25	to	1.75	13.83	to	13.26
12/31/2016	2,172,553	19.44	to	18.60	41,318,344	0.54	1.25	to	1.75	19.31	to	18.72
12/31/2015	2,480,369	16.29	to	15.67	39,624,524	0.77	1.25	to	1.75	(3.94)	to	(4.42)
12/31/2014	2,736,006	16.96	to	16.39	45,617,665	0.60	1.25	to	1.75	3.63	to	3.11
TA T. Rowe Price Small Cap Initial Class
12/31/2018	928,039	10.20	to	10.13	9,411,334	—	1.15	to	1.65	(8.15)	to	(8.61)
12/31/2017(1)	999,083	11.10	to	11.08	11,073,949	—	1.15	to	1.65	—	to	—
TA TS&W International Equity Service Class
12/31/2018	279,901	8.87	to	8.81	2,475,543	1.64	1.15	to	1.65	(16.67)	to	(17.08)
12/31/2017(1)	456,111	10.65	to	10.63	4,853,676	—	1.15	to	1.65	—	to	—
TA WMC US Growth Service Class
12/31/2018	2,225,112	18.44	to	17.47	39,957,696	0.27	1.15	to	1.65	(1.18)	to	(1.68)
12/31/2017	2,804,859	18.66	to	17.77	51,088,578	0.18	1.15	to	1.65	27.31	to	26.68
12/31/2016	2,629,010	14.65	to	14.02	37,699,150	0.17	1.25	to	1.75	1.27	to	0.77
12/31/2015	2,858,213	14.47	to	13.92	40,561,314	0.51	1.25	to	1.75	5.29	to	4.76
12/31/2014	3,437,706	13.74	to	13.28	46,450,977	0.68	1.25	to	1.75	9.46	to	8.91

41

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Wanger International
12/31/2018	1,920,757	$13.12	to	$12.37	$24,487,684	1.97%	1.25%	to	1.75%	(18.73)%	to	(19.14)%
12/31/2017	1,963,789	16.14	to	15.29	30,878,068	1.18	1.25	to	1.75	31.27	to	30.61
12/31/2016	2,311,383	12.30	to	11.71	27,752,368	1.14	1.25	to	1.75	(2.63)	to	(3.11)
12/31/2015	2,585,731	12.63	to	12.09	31,956,608	1.43	1.25	to	1.75	(1.15)	to	(1.64)
12/31/2014	2,943,669	12.78	to	12.29	36,892,378	1.44	1.25	to	1.75	(5.59)	to	(6.06)
Wanger USA
12/31/2018	426,380	27.73	to	25.82	11,402,884	0.09	1.25	to	1.75	(2.69)	to	(3.18)
12/31/2017	486,262	28.49	to	26.67	13,398,953	—	1.25	to	1.75	18.10	to	17.51
12/31/2016	618,019	24.13	to	22.70	14,459,263	—	1.25	to	1.75	12.28	to	11.72
12/31/2015	673,467	21.49	to	20.32	14,063,092	—	1.25	to	1.75	(1.84)	to	(2.33)
12/31/2014	748,044	21.89	to	20.80	15,954,359	—	1.25	to	1.75	3.48	to	2.97

(1) See footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

42

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

6. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $75, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.15% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee or credt:

Subaccount	Fund Fee/Credit
American Funds—Asset Allocation Class 2 Shares	0.15%
American Funds—Bond Class 2 Shares	0.15%
American Funds—Growth Class 2 Shares	0.15%
American Funds—Growth-Income Class 2 Shares	0.15%
American Funds—International Class 2 Shares	0.15%
Eaton Vance VT Floating-Rate Income	-0.10%
Franklin Templeton Foreign Class 2 Shares	-0.10%
Franklin Templeton Growth Class 2 Shares	-0.10%
Janus Henderson—Enterprise Service Shares	-0.10%
Janus Henderson—Forty Service Shares	-0.10%
Oppenheimer Main Street® Service Shares	-0.10%
Pioneer High Yield VCT Class II Shares	-0.05%
TA Jennison Growth Initial Class	-0.10%
TA JPMorgan Enhanced Index Initial Class	-0.10%
TA T. Rowe Price Small Cap Initial Class	-0.10%
TA TS&W International Equity Service Class	-0.10%
TA WMC US Growth Service Class	-0.10%

7. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

43

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2018

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TALIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TALIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TALIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

44

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)	Not Applicable

	(3)(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc.. Note 2

	(3)(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 19

	(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

	(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc.. Note 3

	(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 4

	(4)(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

	(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

	(c)	Individual Retirement Annuity Endorsement. Note 1

	(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

	(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

	(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

	(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

	(h)	Tax-Sheltered Annuity Endorsement. Note 6

	(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

	(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

	(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

	(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

	(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

	(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

	(o)	Form of Contract Schedules to Merrill Lynch Life Insurance Company Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

(p)	Guaranteed Minimum Income Benefit Endorsement. Note 8

(5)	Application for the Flexible Premium Individual Deferred Variable Annuity. Note 9

(6)(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

(b)	Amended and Restated Bylaws of Merrill Lynch Life Insurance Company. Note 1

(b)(1)	Amended and Restated Bylaws of Transamerica Advisors Life Insurance Company. Note 18

(7)	Reinsurance Agreements.

(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 16

(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 16

(a)(2)	Amendment No. 5 to GMDB Agreement. Note 25

(7)(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1 and 2. Note 16

(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 16

(b)(2)	Amendment No. 6 to GMIB Agreement. Note 25

(7)(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 16

(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 16

(c)(2)	Amendment No. 6 to DBER Agreement. Note 25

(8)(a)	Amended General Agency Agreement. Note 10

(8)(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. Note 1

(8)(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc. Note 1

(8)(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(8)(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(8)(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(8)(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc. Note 10

(8)(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc. Note 1

(8)(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. Note 11

(8)(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 10

(8)(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(8)(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 11

(8)(m)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(m)(1)	Amendment of Agreements (BlackRock Confidential Info). Note 21

(m)(2)	Amendment No. 8 to Participation Agreement (BlackRock). Note 23

(8)(n)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(8)(o)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(8)(p)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 14

(8)(q)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 15

(9)	Opinion and Consent of Counsel. Note 29

(10)	Consent of independent registered public accounting firm. Note 29

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney. Blake S. Bostwick, David Schulz, Jay Orlandi, Eric J. Martin, Mark W. Mullin, C. Michiel van Katwijk. Katherine A. Schulze, Mark Pinocci Note 29

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) filed on December 10, 1996.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) filed on April 25, 2008.

Note 3.	Incorporated herein by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) filed on March 27, 2008.

Note 4.	Incorporated herein by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-45379) filed on April 26, 1995.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) filed on April 13, 1999.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) filed on March 2, 2001.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) filed on October 8, 2002.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 33-43773) filed on August 8, 2002.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-45379) filed on April 28, 1994.

Note 11.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-90243) filed on November 3, 1999.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) filed on May 1, 1998.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) filed on April 17, 2007.

Note 14.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on August 17, 2007.

Note 15.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 33-45379) filed on April 28, 2009.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2010.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) filed on September 30, 2010.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-4 Registration Statement (File no. 33-45379) filed on April 27, 2011.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No. 33-45379) filed on April 24, 2012.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) filed on September 10, 2012.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 35 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2013.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-45379) filed on April 21, 2014.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 33-45379) filed on April 27, 2015.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-45379) filed on April 25, 2016.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 33-45379) filed on April 25, 2017.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No. 40 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2018.

Note 28.	Incorporated herein by reference to Post-Effective Amendment No. 41 to Form N-4 Registration Statement (File No. 33-45379) filed on August 16, 2018.

Note 29.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Controller, Senior Vice President and Assistant Treasurer

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

Katherine A Schulze 100 Light Street Baltimore, MD 21202	Director, Chief Ethics Officer and Associate General Counsel and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2018, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans

Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member—AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans

Aegon Affordable Housing Debt Fund III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Affordable housing loans

AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor

Aegon Community Investments 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)	Investments

Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 55, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 56, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates

Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Aegon LIHTC Fund 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)	Investments

Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member—Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank

(7.58%); Bank of the West (7.46%)

Investments

Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member—Transamerica Premier Life Insurance Company (2.8195%); non-affiliates of AEGON, Citibank, N.A. (21.6890%), Ally Bank (8.2090%), Bank of Hope (14.2687%), Lake City Bank (1.4679%), Securian (MLIC) (7.4614%), The Guardian Life Insurance Compnay of America (10.4477%), U.S. Bancorp Community Development Corporation (22.0987%), ZB National Association (1.8110%). Managing Member—Aegon Community Investments 55, LLC (0.0100%).	Investments

Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member—Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as investor member (99.99%)	Investments

Aegon LIHTC Fund 58, LLC	Delaware	Sole Member: Aegon Community Investments 58, LLC	Investments

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (74.2183%) ; Transamerica Premier Life Insurance Company (25.7817%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company

Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first investor buys in, then the entity will be managed by a 3-member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager—AMFETF Manager, LLC (0%)	Investments

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AHDF Manager III, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC—99% member; Cupples State LIHTC Investors, LLC—1% member; TAH Pentagon Funds, LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing

AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle

AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company

AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments

Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate

FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate

FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services

First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member—Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments

Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%),

Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments

Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments

Garnet LIHTC Fund XLVII, LLC	Delaware	Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.	Investments

Garnet LIHTC Fund XLVIII, LLC	Delaware	Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)	Investments

Horizons Acquisition 5, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% managing general partner)	Affordable housing

InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment

Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments

Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

LIHTC Fund 56, LLC	Delaware	Members: Managing Member—Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments

LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company

Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments

MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle—to invest in Natural Resources

Oncor Insurance Services, LLC	Iowa	Sole Member—Life Investors Financial Group, Inc.	Direct sales of term life insurance

Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member—Transamerica Life Insurance Company	Marketing non-insurance products

Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments

Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities

RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments

SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant

St. Lucie West Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments

TAH-MCD IV, LLC	Iowa	Sole Member—Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.

TAH Pentagon Funds, LLC	Iowa	Sole Member—Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member—Garnet LIHTC Fund IX, LLC	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member—Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust

THH Acquisitions, LLC	Iowa	Sole Member—Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.

TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary

Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer

Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member—AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Insurance Company	Iowa	100%—Commonwealth General Corporation	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company

Transamerica Redwood Park, LLC	Delaware	Sole Member—Transamerica Corporation	Hold property interests in Redwood Park in California

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor

Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.

Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments

Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments

United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency

Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of March 31, 2019, was 15,633.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Doug Hellerman	(3)	Chief Compliance Officer

Gregory E. Miller-Breetz	(1)	Secretary

Vincent J. Toner	(3)	Vice President

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation

Transamerica Capital, Inc.	$9,447,868	0	0	0

(1)	Fiscal Year 2018

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Not Applicable

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Denver and State of Colorado, on this 29th day of April 2019.

MERRILL LYNCH LIFE VARIABLE
ANNUITY SEPARATE ACCOUNT B
Registrant

TRANSAMERICA ADVISORS LIFE
INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 29, 2019

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasure	April 29, 2019

* Mark W. Mullin	Director and Chairman of the Board	April 29, 2019

* Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel	April 29, 2019

* David Schulz	Director, Chief Tax Officer, and Senior Vice President	April 29, 2019

* Katherine A. Schulze	Director, Senior Vice President, Chief Ethics Officer and Associate General Counsel	April 29, 2019

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 29, 2019

/s/ Brian Stallworth Brian Stallworth	Assistant Secretary	April 29, 2019

*By:  Brian Stallworth - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No.

033-45379

811-06546

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
9	Opinion and Consent of Counsel
10	Consent of Independent Registered Public Accounting Firm
13	Powers of Attorney